UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Eric S. Bergeson Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 320 S. Canal Street Chicago, IL 60606

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Report to Shareholders.

(a)	A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

SEPTEMBER 30, 2022 2022 Annual Report Fund Investor Institutional Name Class Class Wasatch Core Growth Fund WGROX WIGRX Wasatch Emerging India Fund WAINX WIINX Wasatch Emerging Markets Select Fund WAESX WIESX Wasatch Emerging Markets Small Cap Fund WAEMX WIEMX Wasatch Frontier Emerging Small Countries Fund WAFMX WIFMX Wasatch Global Opportunities Fund WAGOX WIGOX Wasatch Global Select Fund WAGSX WGGSX Wasatch Global Value Fund FMIEX WILCX Wasatch Greater China Fund WAGCX WGGCX Wasatch International Growth Fund WAIGX WIIGX Fund Investor Institutional Name Class Class Wasatch International Opportunities Fund WAIOX WIIOX Wasatch International Select Fund WAISX WGISX Wasatch Long/Short Alpha Fund WALSX WGLSX Wasatch Micro Cap Fund WMICX WGICX Wasatch Micro Cap Value Fund WAMVX WGMVX Wasatch Small Cap Growth Fund WAAEX WIAEX Wasatch Small Cap Value Fund WMCVX WICVX Wasatch Ultra Growth Fund WAMCX WGMCX Wasatch U.S. Select Fund WAUSX WGUSX Wasatch-Hoisington U.S. Treasury Fund WHOSX —

Wasatch Funds

Salt Lake City, Utah

wasatchglobal.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

Letter to Shareholders — Stock Returns Diverged from Revenue-Growth Trends

Eric Bergeson President Wasatch Global Investors

DEAR FELLOW SHAREHOLDERS:

Market sentiment for growth-oriented small-caps turned down after an interim peak in November 2021. This negative sentiment continued during the first quarter of 2022 and accelerated during the second quarter. After a summer rally, the Russell 2000® Index of U.S. small caps finished the third quarter of 2022 near the low point for the year.

We think the main reason for conditions worsening in the market was that investors started to see macro forces bite more significantly into company fundamentals. These forces included war disruptions, supply-chain challenges, higher interest rates, and rising costs for labor and other inputs. Additionally, recession fears became more pronounced as the U.S. Federal Reserve (Fed) increased interest rates and signaled more increases in the future. To top things off, energy and food prices crimped the budgets of average consumers who also saw government stimulus receipts dry up.

One of the most disconcerting aspects of investing is that you never know whether actual conditions will get as bad as forecasts. This is a reason it’s impossible to predict a bottom in the market. Having said that, after the recent decline, we feel much better about stock prices being very attractive and about the prospects of our companies to maintain or improve their revenues and earnings over a reasonably long investment horizon. Of course, continued short-term dislocations are always possible.

QUALITY AMID MARKET DOWNTURNS

During market downturns like the one that started in November 2021, we typically see that stocks punished the most are of companies that may be a step lower in quality. Because these stocks can rebound very quickly, it sometimes makes sense to take a nuanced approach with respect to quality in order to participate more heavily in a post-downturn rally.

What we also saw recently, which was rather unusual, was that some — but certainly not all — of the highest-quality stocks were down on the same order of magnitude as some of the lower-quality stocks. As a result, we think certain high-quality growth stocks — especially those of companies with little debt and significant cash on hand — may also be excellent performers in a post-downturn rally.

Based on the typical and the unusual aspects of the recent downturn, our tactics over the past several months have required slightly more portfolio adjustments as described below. Still, our primary investment criteria are:

•	Top-notch management
•	Innovative products, recurring revenues and sustainable business models in markets with headroom for long-duration growth
•	Ability to increase prices if necessary and still gain market share — which is a powerful combination in maintaining profit margins, especially amid rising inflation
•	Operations that are comparatively insensitive to economic cycles such as recessions
•	Significant returns on capital, relatively low debt and cash-rich balance sheets

MAKING SLIGHTLY MORE PORTFOLIO ADJUSTMENTS

During the extreme volatility in stock prices since November 2021, we’ve responded the way we always do amid market dislocations. More specifically, on the margin, we’ve sold some positions that we considered relatively expensive — and we’ve rotated into companies that we believe are at bargain prices.

From a tactical perspective, we’ve made slightly more portfolio adjustments compared to what we’d do amid a more typical downturn. As mentioned above, we think certain top-quality stocks will be excellent performers in a post-downturn rally. But we also think that, despite the largely negative market environment since November 2021, the stocks of some companies that we believe have “operationally stellar” businesses may not be poised to outperform because they haven’t traded down as much as the overall small-cap market. And the stocks of some “merely good” companies have been pummeled unfairly in our view. So we’ve exited several “operationally stellar” positions due to extreme priciness, and we’ve bought several “merely good” companies based on compelling valuations.

Although these sales and corresponding purchases could be viewed as making minor trades down in quality, our approach is to always maintain high standards — but not overpay. For example, in the current environment, a “merely good” company that’s already fallen -60% might be a better investment than an “operationally stellar” company that’s dropped only -25%. Again, any trades we’ve made in this regard are important but don’t represent major changes to our funds.

STEADY ASCENTS DON’T EXIST IN SMALLER-CAP STOCKS

When we discuss historical Wasatch holdings, many of our shareholders are surprised to learn that some of our most successful long-term investments periodically fell by more than -60% — often multiple times. Beyond overall negative psychology, reasons for such declines could be nervousness among investors that a company is too small, too illiquid and/or too difficult for

SEPTEMBER 30, 2022

establishing a desired position size. In these and certain other cases, high-quality micro-caps and small-caps could be ripe for acquisitions at premiums above their market prices. Currently, the significant amount of money in the hands of private-equity firms may be a tailwind for such acquisitions.

The most obvious benefit of buying a stock that’s declined in the vicinity of -60% is that the price could be poised to rebound very quickly. Another benefit can be that a smaller company often flies under the radar of geopolitical events and isn’t especially vulnerable after a decline has already occurred. This is more likely if the stock wasn’t down due to geopolitics in the first place. Making such a determination is part of our research process.

STICKING TO OUR GAME PLAN

In the rising interest-rate environment since late-2021, several Wasatch funds have underperformed their benchmarks largely because the discounted cash flows of growth companies are generally weighted further into the future. While it’s never pleasant to underperform or to see negative returns, we’ve experienced such conditions before — and we’ve always emerged gratified that we stuck to our time-tested game plan. For example, similar to the recent environment, we experienced dramatic underperformance in 2016. But the subsequent years through the end of 2021 were some of our best, on a relative basis, in our nearly five decades of managing money.

What gave us the confidence to stick to our game plan? The answer in 2016 was the same as it is today: We believe the corporate operating performance that’s being “captured” by our funds isn’t being properly reflected in the stock returns. In other words, the revenue growth rates — which may eventually translate into earnings growth — that our high-quality companies have generated while we’ve held the stocks over the past five years have exceeded the stock returns by wide margins. Based on our experience, this gap between “captured” revenues and stock returns should eventually close — with performance accruing in our favor.

WASATCH’S COMPLETE LINEUP OF FUNDS ARE NOW FULLY AVAILABLE

On September 7, we announced the reopening of six Wasatch funds. With this announcement, Wasatch’s complete lineup of offerings are fully available, and all fund share classes are now open to new investors.

Consistent with our longstanding commitment to shareholders, we have periodically closed certain funds to new investors so we could maintain our disciplined and focused investment approach. Wasatch remains financially strong and hasn’t seen significant outflows. The full reopening simply reflects our view that the current market environment may present attractive prospects for long-term investors. We remain committed to thoughtfully managing capacity and will continue to close funds when we think it’s in the best interest of existing shareholders to do so.

With sincere thanks for your continuing investment and for your trust,

Eric Bergeson

Information in this report regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Wasatch Advisors, Inc., doing business as Wasatch Global Investors, is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Global Investors.

Eric Bergeson is a registered representative of ADI.

Definitions of financial terms and index descriptions and disclosures begin on page 45.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2022, the Wasatch Core Growth Fund — Investor Class declined -31.47% while the benchmark Russell 2000® Index fell -23.50% and the Russell 2000 Growth Index lost -29.27%.

Our bottom-up, quality-focused investment approach didn’t fare well against the macroeconomic headwinds present during the 12-month period. Early in 2022, as the U.S. Federal Reserve began hiking interest rates to combat inflation, investors perceived rising rates to be especially negative for our high-growth companies because the cash flows of these companies are typically more heavily weighted further in the future. Prior to 2022, the Fund had outperformed for several years, but no investment strategy can succeed in all market environments.

DETAILS OF THE YEAR

From a sector perspective, the Fund’s performance relative to the benchmark suffered most in financials and industrials, and our lack of exposure to energy, the best-performing segment in the Index, caused us to lose additional ground. For our part, however, we don’t usually find many high-quality, differentiated long-duration growth companies in the energy sector. Our health-care holdings aided performance relative to the benchmark.

The Fund’s largest detractor for the 12-month period was Neogen Corp. The company provides products to food and animal producers that help keep the world’s food supply safe from pathogens and other risks. Although rising costs for freight and supply-chain management have affected the company’s gross margins, we don’t think Neogen is any more vulnerable than its competitors. Additionally, we believe Neogen’s margin erosion is temporary because the company’s products are still in strong demand. Another factor that may have impacted the stock was Neogen’s acquisition of 3M’s food-safety business, which has increased the debt on the balance sheet. In our view, the acquisition was strategically sound, and we see the debt level as reasonable.

Trex Co., Inc. was another significant detractor. A manufacturer of high-performance composite (non-wood) decking and accessories, Trex’s stock declined after management cut guidance for the second half of 2022 as normalizing demand post-Covid caused customers to de-stock inventory. However, we continue to believe in the company’s long-term growth potential and view the inventory de-stocking as a short-term issue. Trex continues to take market share from competitors, and composite decking continues to take market share from harder-to-maintain wood products. Lastly, Trex’s balance sheet appears solid.

The Fund’s top contributor was HealthEquity, Inc., the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax- advantaged HSAs and can compare treatment options, pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. We like HealthEquity for its economically resilient business model. The company also appears well-positioned for an environment of higher interest rates, which likely helped buoy the stock. Going forward, we think HealthEquity has a long runway for growth.

Another significant contributor was Intra-Cellular Therapies, Inc. The stock was up due to increasing revenue growth driven by strong sales of Caplyta,® a treatment for bipolar depression and schizophrenia. We believe Intra-Cellular will continue to maximize Caplyta’s potential, expanding its approval to other areas including major depressive disorder, certain neurologically based sleep disorders and Parkinson’s disease.

OUTLOOK

There’s no doubt that significant fears still exist among investors. Broadly speaking, these fears relate to persistently high inflation, rising interest rates, the possibility of recessions around the world, the war in Ukraine and ongoing supply-chain challenges — exacerbated by China’s zero-Covid policy.

The main offset to these fears is that many of our small-cap companies have stocks trading at the best valuations we’ve seen in more than a decade. While macro forces could keep valuations down for a while, we’re focusing on things we can control. For instance, we’re taking care to ensure that the investment thesis for each of our companies is still sound. And we’re on the road visiting management teams at their places of business.

We believe holding growth-oriented companies amid continually elevated interest rates and inflation could be beneficial. While growth stocks did suffer outsized losses as interest rates rose, we think there are other factors to consider. First, our growth companies generally don’t have significant debt loads that higher interest rates would impact. Second, quality growth companies should be better able to attract talent and raise prices during an environment of escalating wage and input-cost inflation. Third, we believe the top growth companies are best positioned to navigate difficult challenges — ranging from logistical problems amid a booming economy, to the need for increased market share amid a recession.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Core Growth (WGROX) — Investor	-31.47%	8.19%	10.95%

Core Growth (WIGRX) — Institutional	-31.37%	8.34%	11.07%

Russell 2000® Index	-23.50%	3.55%	8.55%

Russell 2000® Growth Index	-29.27%	3.60%	8.81%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.17% / Institutional Class: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bank OZK	3.5%

Ensign Group, Inc.	3.4%

Five Below, Inc.	3.4%

RBC Bearings, Inc.	3.2%

HealthEquity, Inc.	3.2%

Company	% of Net Assets

Kadant, Inc.	3.2%

Morningstar, Inc.	3.0%

ICON PLC	2.8%

Paylocity Holding Corp.	2.7%

Trex Co., Inc.	2.7%

*

As of September 30, 2022, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Portfolio Manager	OVERVIEW Indian equities treaded water for most of the 12-month period ended September 30, 2022. After hovering near all-time record highs for most of the period, stocks pulled back during the final weeks, tracking a global selloff triggered by a surging dollar and rising probabilities of recession in the U.S. and Europe. The benchmark MSCI India Investable Market Index (IMI) slipped -9.96% for the period. Underperforming its benchmark, the Wasatch Emerging India Fund — Investor Class declined -14.79%.

Our investment approach, which is based on bottom-up, fundamental analysis of individual companies, struggled to gain traction in an environment driven largely by macro factors. Escalating costs for energy and agricultural commodities forced the Reserve Bank of India (RBI) to join the central banks of other nations in raising interest rates. Because growth companies of the type we favor have cash flows weighted further into the future, higher rates have an outsized impact on the valuations of these businesses.

DETAILS OF THE YEAR

Health care was the Fund’s biggest source of underperformance relative to the benchmark. As cases of Covid-19 declined in India, stocks tied to diagnostic testing, anti-viral treatments and other areas that had benefited from the pandemic fell out of favor. The Fund’s lack of investments in utilities also hurt relative performance by precluding exposure to what was the highest-returning sector of the Index.

Industrials and consumer discretionary were the Fund’s main sources of strength against the benchmark. These sectors also accounted for the two strongest contributors to performance for the period — Elgi Equipments Ltd. and Trent Ltd., respectively. Elgi manufactures and sells air compressors and automotive components in India and internationally. The company has experienced growing demand for its products, in India as well as overseas. Elgi’s efforts to expand its international segment appear to be paying off — particularly in the U.S. and Europe, where the company has been investing heavily for the past several years.

Trent operates a leading chain of retail stores that specialize in fashion apparel, cosmetics, perfumes and toiletries. Slowing economies in the U.S., Europe and China have burnished the appeal of India’s domestic consumer markets. Trent has been posting impressive top- and bottom-line growth driven by improved efficiency in its supply chains and the accelerated opening of new stores.

The greatest detractor from Fund performance was Info Edge India Ltd. Starting with online businesses dedicated to jobs, education, matrimony and real estate, Info Edge has broadened its portfolio to include internet companies specializing in other areas. Info Edge has continued to hold significant stakes in investee companies Zomato Ltd. and PB Fintech Ltd. after their initial public offerings (IPOs) of stock.* With Zomato and PB Fintech down substantially from their peaks and India’s IPO market cooling, Info Edge’s business model has temporarily become less attractive to investors.

Mindtree Ltd. was also a significant detractor. An information-technology (IT) services company, Mindtree’s revenues surged during the Covid-19 pandemic as increased at-home activity for work, study and shopping forced Mindtree’s clients to digitalize customer-facing functions. With cases of the virus down sharply and year-over-year comparisons becoming more difficult, the stock pulled back on concerns that the company’s growth may slow.

OUTLOOK

India’s financial sector is an area that we believe offers pockets of opportunity in a world where slowing growth and elevated inflation pose serious challenges for investors seeking attractive real (inflation-adjusted) returns. Financial companies in India have benefited as credit demand rebounded from the most recent wave of Covid-19. Lifted in part by financials, India’s stock market — as measured by the S&P BSE Sensex Index — has held up better than most others over the past 12 months.

We’re somewhat less enthusiastic about the IT-services industry because of its vulnerability to economic weakness in developed countries. Having spent much of the past two years inking contracts to help their clients generate revenue, IT-services firms now face the very real risk that those clients will retreat into cost-cutting mode.

Currency risk is always a consideration when investing internationally, especially in emerging markets such as India. We allow for a certain amount of depreciation in the rupee and seek companies that we believe can outgrow the currency’s potential devaluation against the dollar. Over the past year, the RBI has shored up the rupee by intervening in currency markets, drawing down its foreign-exchange reserves somewhat in the process. However, RBI governor Shaktikanta Das has sought to reassure investors that the central bank’s foreign-exchange reserves are adequate to maintain a reasonable level of stability and handle external shocks.

Thank you for the opportunity to manage your assets

*	As of September 30, 2022, the Wasatch Emerging India Fund was not invested in Zomato Ltd. or PB Fintech Ltd.

Current and future holdings are subject to risk.

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging India (WAINX) — Investor	-14.79%	9.90%	12.75%

Emerging India (WIINX) — Institutional	-14.77%	10.03%	12.88%

MSCI India IMI Index	-9.96%	7.61%	7.71%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class: 1.52% / Institutional Class: 1.37%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	9.9%

Elgi Equipments Ltd.	7.7%

AU Small Finance Bank Ltd.	6.5%

Trent Ltd.	6.3%

HDFC Bank Ltd.	6.0%

Company	% of Net Assets

Mindtree Ltd.	5.9%

Larsen & Toubro Infotech Ltd.	5.6%

Avenue Supermarts Ltd.	5.5%

Dr. Lal PathLabs Ltd.	5.3%

L&T Technology Services Ltd.	4.9%

*

As of September 30, 2022, there were 22 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Neal Dihora, Scott Thomas and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager Scott Thomas, CFA Associate Portfolio Manager	Neal Dihora, CFA Portfolio Manager Matthew Dreith, CFA Associate Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2022, the Wasatch Emerging Markets Select Fund — Investor Class fell
-40.42%. The Fund underperformed the benchmark MSCI Emerging Markets Index, which lost -28.11%.

Late in the period, emerging-market equities resumed their descent following hawkish comments from officials of the U.S. Federal Reserve (Fed). Investors feared overly aggressive monetary tightening by central banks would increase recessionary risks, potentially impacting the earnings of companies selling goods and services into developed markets.

At the Fed’s annual economic symposium in Jackson Hole, Chairman Jerome Powell echoed statements from colleagues the previous week. Affirming the central bank’s commitment to hiking interest rates until inflation is under control, Chairman Powell dashed hopes for an early pivot toward a more accommodative monetary stance. His remarks sent the dollar soaring, eroding dollar-equivalent prices of assets denominated in other currencies. In addition to its direct effects on performance, a stronger U.S. dollar makes riskier investments in emerging markets less attractive to international investors.

DETAILS OF THE YEAR

Taiwan was a source of weakness for the Fund — both in absolute terms and relative to the benchmark. Geopolitical tensions with China may also have contributed to the poor investment backdrop in Taiwan.

Concerns about an excess supply of semiconductors weighed on Silergy Corp., the largest detractor from Fund performance for the 12-month period. This Taiwanese company manufactures high-performance mixed-signal and analog integrated-circuit chips used in a wide array of electronic devices. Over the long term, we think Silergy’s business model — which is based on analog design engineering — is difficult to replicate and is likely to provide the company with significant headroom for growth.

Singapore-based Sea Ltd., ADR also detracted — as earnings and forward guidance disappointed investors. The company provides e-commerce, digital-entertainment and financial services in Southeast Asia. Post-Covid moderation of online activities and India’s decision to block the company’s most popular mobile game have been headwinds for Sea. But we believe the company remains well-situated amid an ongoing global shift toward digital consumption and entertainment.

India was a source of relative strength for the Fund. The country’s gross domestic product (GDP) rose 13.5% in the April-to-June quarter versus the same period a year ago. Looser mobility restrictions boosted India’s services sector —  which accounts for over 50% of the nation’s economy — as robust domestic demand fueled the fastest pace of economic expansion in a year.

The Fund’s top contributor was Page Industries Ltd., the licensee of Jockey International and Speedo in India. An upswell of discretionary consumer spending has helped the company as it expands into the athleisure and children’s categories.

Tata Elxsi Ltd. was another contributor. Headquartered in India, the company provides design-led technology services that include software development and integration. Tata Elxsi has been experiencing strong growth in the automotive market, winning strategic deals with both original equipment manufacturers (OEMs) and suppliers for design, technology and digital services across geographies.

OUTLOOK

Our structural overweighting of India reflects our belief that high-quality Indian companies offer attractive prospects to investors seeking long-term growth. According to data from the World Bank, private domestic consumption accounts for over 70% of GDP in India, the world’s sixth-largest consumer market. With exports representing only about 12% of GDP, the country is well-positioned in our view to withstand the effects of a potential global slowdown.

Foreign investors returned to India in droves during the third quarter of 2022 after withdrawing a record $33 billion from Indian stocks during the nine months through June. Their purchases have helped offset declining domestic inflows into equity mutual funds, which slowed in August to about $765 million — the lowest monthly amount since October 2021. Moreover, the recent uptick in cash flows from overseas have helped support India’s currency, the rupee, as foreigners converted their local currencies into rupees and used the proceeds to buy Indian stocks.

China stands in sharp contrast to India. While the Chinese central bank has signaled its intent to cut interest rates to stimulate the economy, currency weakness in the yuan has largely constrained its ability to do so. Troubles in the property sector and a zero-Covid policy are additional challenges confronting the economy. Nevertheless, the current situation won’t last forever. And we’re maintaining our investments in what we consider high-quality Chinese companies, although our weighting is well below that of the benchmark.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	Since Inception 12/13/2012

Emerging Markets Select (WAESX) — Investor	-40.42%	5.08%	3.07%

Emerging Markets Select (WIESX) — Institutional	-40.40%	5.29%	3.35%

MSCI Emerging Markets Index	-28.11%	-1.81%	0.66%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class: 1.37% / Institutional Class: 1.18%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	7.8%

HDFC Bank Ltd.	6.2%

MercadoLibre, Inc.	5.9%

Globant SA	5.7%

Voltronic Power Technology Corp.	5.0%

Company	% of Net Assets

Chailease Holding Co. Ltd.	4.0%

Silergy Corp.	3.9%

NU Holdings Ltd., Class A	3.7%

WEG SA	3.6%

Grupo Aeroportuario del Pacifico SAB de CV, Class B	3.6%

*

As of September 30, 2022, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: December 13, 2012. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Dan Chace, Scott Thomas, Kevin Unger and Anh Hoang.

Ajay Krishnan, CFA Lead Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Dan Chace, CFA Portfolio Manager Anh Hoang, CFA Associate Portfolio Manager	Scott Thomas, CFA Portfolio Manager OVERVIEW Inflation, rising interest rates and the war between Russia and Ukraine posed headwinds for emerging-market equities during the 12-month period ended September 30, 2022. The Wasatch Emerging Markets Small Cap Fund — Investor Class declined -37.93%. The Fund underperformed the benchmark MSCI Emerging Markets Small Cap Index, which fell -23.23%.

Monetary tightening by the U.S. Federal Reserve (Fed) and other central banks had an outsized impact on long-duration growth stocks of the type we favor. After raising its policy interest rate again in September, the Fed continued to pound the rate-hike drum — signaling further increases until inflation has been brought visibly under control. In emerging markets, higher U.S. interest rates made their presence felt largely in the form of a stronger dollar. Currency depreciation against the dollar subtracted -6.39 percentage points from the Fund’s return during the period. For the benchmark, the currency impact was -8.97 percentage points.

DETAILS OF THE YEAR

The tech-heavy stock markets and export-linked currencies of Korea and Taiwan were hit particularly hard during the period, with the Korean won and the New Taiwan dollar dropping -17.6% and -12.4%, respectively, against the greenback. Low exposure to Korea helped the Fund by allowing it to sidestep much of the decline in what was one of the period’s worst-performing emerging markets. Taiwan was the Fund’s greatest source of weakness — both in absolute terms and relative to the benchmark. Cross-strait tensions with China appeared to contribute to worsening investor sentiment toward Taiwan.

Other sources of underperformance included India and Russia. China was a source of strength against the benchmark, as our group of Chinese stocks declined less than the Chinese component of the Index. With China’s Covid-battered economy continuing to sputter, our below-benchmark exposure also improved the Fund’s relative return.

Concerns about softening demand from developed markets and mounting worries about an excess supply of semiconductor chips weighed on Silergy Corp., the biggest detractor from Fund performance for the period. The company manufactures high-performance mixed-signal and analog integrated-circuit chips. Over the long term, we think Silergy’s business model — which is based on analog design engineering — is difficult to replicate and is likely to provide the company with significant headroom for growth.

HeadHunter Group PLC, ADR also detracted. The company operates an online recruitment platform in Russia, Kazakhstan, Belarus and other countries. We exited the position with a near-complete loss following Russia’s perpetration of war in Ukraine.

The strongest contributor to performance during the period was Trent Ltd. The company operates a leading chain of retail stores in India that specialize in fashion apparel, cosmetics, perfumes and toiletries. Slowing economies in the U.S., Europe and China have burnished the appeal of India’s domestic consumer markets. Trent has been posting impressive top- and bottom-line growth driven by improved efficiency in its supply chains and the accelerated opening of new stores.

Proya Cosmetics Co. Ltd. was also a top contributor. The company markets skin-care applications, makeup and related products in China. Mask wearing, working from home and movement restrictions sharply reduced demand for cosmetics during the pandemic. Shares of Proya recovered over the past 12 months amid optimism that future lockdowns in China would be limited in scope and duration.

OUTLOOK

As developed countries grapple with rising inflation, declining equity prices and mounting risks of recession, India stands out among the major emerging markets. Unlike export-driven economies such as Korea, India doesn’t depend heavily on Western markets for growth.

Toward the other end of the spectrum is China — where sentiment has remained poor amid a deepening property crisis, a nationwide mortgage boycott and an austere zero-Covid regime that’s crushed demand and strangled the economy. By most estimates, the Chinese government can muster the resources necessary to bail out the ailing property sector. Relief from zero-Covid is likely to prove more elusive.

With that having been said, the current situation in China won’t last forever. Zero-Covid isn’t sustainable in our view, and we believe any progress on that front could touch off a powerful rally in Chinese stocks. In the meantime, periods of extreme pessimism and depressed valuations have often provided advantageous opportunities to purchase well-situated, high-quality businesses for long-term investment.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Emerging Markets Small Cap (WAEMX) — Investor	-37.93%	2.41%	2.68%

Emerging Markets Small Cap (WIEMX) — Institutional	-37.75%	2.56%	2.79%

MSCI Emerging Markets Small Cap Index	-23.23%	1.25%	2.91%

MSCI Emerging Markets Index	-28.11%	-1.81%	1.05%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.88% / Institutional Class: 1.76%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Voltronic Power Technology Corp.	6.2%

AU Small Finance Bank Ltd.	6.0%

Trent Ltd.	5.0%

Globant SA	4.8%

Aavas Financiers Ltd.	4.5%

Company	% of Net Assets

Silergy Corp.	4.3%

Dr. Lal PathLabs Ltd.	4.1%

ASPEED Technology, Inc.	4.0%

L&T Technology Services Ltd.	3.6%

Mindtree Ltd.	3.5%

*

As of September 30, 2022, there were 48 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Scott Thomas.

Scott Thomas, CFA Lead Portfolio Manager

OVERVIEW

Stocks declined broadly over the past 12 months — not only in frontier markets but around the globe. At the forefront of investors’ concerns were macroeconomic factors including inflation, rising interest rates, Covid-19 restrictions in China and Russia’s invasion of Ukraine. As central banks took their cue from the U.S.

Federal Reserve and began raising interest rates, the selloff became most pronounced among the stocks of faster-growing companies. This was a headwind for the Wasatch Frontier Emerging Small Countries Fund as we tend to be heavily weighted in high-growth businesses. Because the cash flows of growth companies typically occur further into the future, higher interest rates make the income streams of these businesses less valuable in the present, lowering their valuations.

In this challenging environment, the Fund’s Investor Class shares finished the annual period with a loss of -43.89%. The Fund underperformed its primary benchmark, the MSCI Frontier Emerging Markets Index, which declined -23.58%.

DETAILS OF THE YEAR

As we looked across our holdings, we noted that the vast majority of losses stemmed from price/earnings multiple contraction, as growth stocks fell out of favor with investors in a rising interest-rate environment. Conversely, only a small portion of the Fund’s absolute loss was attributable to deteriorating fundamentals among our holdings. Though rising interest rates have affected their stocks, our ongoing research indicates that the underlying fundamentals of our companies remain strong. These businesses continue to demonstrate strong revenue growth, which we think will eventually drive stock prices in future periods.

Among our holdings, Sea Ltd., ADR, was the largest detractor from Fund performance for the 12-month period. The company’s business segments include Shopee, the leading e-commerce platform in Southeast Asia and Taiwan, and Garena, a platform for mobile and PC online games. Sea was caught up in a broader selloff of information-technology (IT) stocks, as the prospect of rising interest rates caused some investors to discount the valuations of growth-oriented stocks. However, the company has continued to put up phenomenal operating results, and we believe it’s well-positioned for the ongoing shift to digital consumption and entertainment around the world.

TCS Group Holding PLC, GDR was another large detractor. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank. Unfortunately, the repercussions of Russia’s attack on Ukraine overwhelmed what we had believed to be strong business fundamentals for the company, and we exited our position in the stock.

Grupo Aeroportuario del Centro Norte SAB de CV, was the top contributor to Fund performance for the period. The company, often referred to as “OMA,” operates international airports in the northern and central regions of Mexico under contracts with the government. OMA’s stock price rose as declining Covid-19 caseloads boosted airport traffic and tariff revenue. By the second quarter of 2022, OMA was hosting nearly as many passengers as it did prior to the pandemic.

PT Mitra Keluarga Karyasehat Tbk was another contributor. A relatively new addition to the Fund, the company, known informally as “MIKA,” operates hospitals in Indonesia. We believe MIKA has a long runway for growth, in part because statistics such as hospital beds per capita indicate that Indonesia needs more hospitals to meet demand for health care. Further, we think MIKA’s position as the largest private hospital operator in Indonesia gives it a competitive advantage it can build upon. As MIKA increases the number of hospitals under its umbrella, we think strong name brand recognition will result in more people choosing to be treated at the company’s hospitals. This in turn would drive higher revenues, which would allow MIKA to recruit and retain the best doctors in the country, further reinforcing the quality of care at it hospitals.

OUTLOOK

Despite a slowing global economy, fundamentals for our companies remain firm. Revenue growth for the majority of companies held in the Fund met or exceeded consensus expectations in the most recently reported quarter and there were few negative revisions for the year.

We believe earnings will remain resilient through a downturn, in large part because our companies play a vital role in modernizing frontier economies. For example, within the Fund we own: IT companies enabling a digital transformation for businesses and consumers; financial-service firms that facilitate safer and frictionless digital transactions for a growing middle class; hospital chains that are improving the quality of health care within local markets; and retail companies and communication-services firms aligned to new purchasing and consumption trends.

These secular trends should push forward regardless of the economic background. This leaves us feeling confident about the Fund’s long-term return potential, despite the near-term economic outlook.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Frontier Emerging Small Countries (WAFMX) — Investor	-43.89%	-2.13%	0.45%

Frontier Emerging Small Countries (WIFMX) — Institutional	-43.89%	-1.94%	0.58%

MSCI Frontier Emerging Markets Index	-23.58%	-4.88%	-0.47%

MSCI Frontier Markets Index	-25.20%	-1.24%	3.63%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class: 2.13% / Institutional Class — Gross: 2.09%, Net: 1.96%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	9.9%

FPT Corp.	8.8%

MercadoLibre, Inc.	6.9%

DCVFMVN Diamond ETF	5.2%

Globant SA	5.0%

Company	% of Net Assets

Wilcon Depot, Inc.	4.3%

Qualitas Controladora SAB de CV	4.2%

Bank for Foreign Trade of Vietnam JSC	4.1%

WEG SA	3.6%

NU Holdings Ltd., Class A	3.5%

*

As of September 30, 2022, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan, Ken Applegate and Paul Lambert.

JB Taylor Lead Portfolio Manager Ken Applegate, CFA Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager Paul Lambert Portfolio Manager

OVERVIEW

In the 12-month period ended September 30, 2022, global equity markets suffered considerable losses as macro factors including inflation, rising interest rates, Covid-19 restrictions in China, and Russia’s invasion of Ukraine drove markets lower. Data pointing to a slowdown for the global economy also impacted stocks.

In this challenging environment, the Wasatch Global Opportunities Fund — Investor Class declined -36.97% and underperformed its benchmark, the MSCI AC (All Country) World Small Cap Index, which was down -24.80%.

DETAILS OF THE YEAR

In addition to geopolitical and macroeconomic worries negatively affecting stocks broadly, rising interest rates have posed strong headwinds for growth stocks in 2022. Because the cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations. As a result, our preference for growth-oriented companies was the main reason the Fund underperformed its benchmark for the 12-month period. Although rising interest rates have been a headwind, we believe that when investors refocus on company-specific fundamentals they’ll appreciate the quality and growth potential of the Fund’s holdings.

Kornit Digital Ltd. was the largest detractor from Fund performance. Since late 2021, the stock has struggled as investors have become concerned over macro issues and the valuations of some growth-oriented companies. In the second quarter of 2022, the company fell short of earnings expectations and lowered guidance for future earnings, which also weighed on the stock. Kornit makes machines for environmentally sustainable printing on clothing and fabrics. We believe the company will continue to gain market share because its on-demand technology greatly reduces the need for inventory on hand and in supply chains.

Silergy Corp. was another detractor. The stock price declined amid a broader selloff in technology shares. Later in the period, concerns about an excess supply of semiconductor chips negatively affected the stock. However, we want to own Silergy through the semiconductor demand cycle. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. We believe Silergy’s business model — which is based on complex, analog-design engineering — is difficult to replicate, and provides the company with ample headroom for growth.

Intra-Cellular Therapies, Inc. was the top contributor to Fund performance for the 12-month period. Intra-Cellular develops therapeutics for disorders of the central nervous system. News that the U.S. Food and Drug Administration had approved the company’s anti-psychotic drug, Caplyta,® sent Intra-Cellular’s stock price higher in December. Robust prescription growth for Caplyta helped support the stock for most of the remainder of the period.

Another significant contributor was HealthEquity, Inc., the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax- advantaged HSAs and can compare treatment options, pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. During the first quarter of 2022, management’s upwardly revised forecasts for revenues and earnings in HealthEquity’s current fiscal year cheered investors. In our view, the company also appears well-positioned for an environment of higher interest rates, which likely helped buoy the stock.

OUTLOOK

Wasatch has invested through a variety of market environments over our 47-year history.

Our investment philosophy is based upon identifying high-quality, long-duration growth companies. Economic downturns and times of uncertainty like we’ve encountered recently are when the quality of a company matters most. We believe firms with strong balance sheets, low debt levels and cash generative business models can weather an economic storm. They can also continue with self-funded growth initiatives at a time when the rising cost of capital prevents their competitors from doing so.

These high-quality factors should help our companies not only survive an economic downturn but also thrive in the future. We’ve seen our companies use the challenging environment to their advantage, by consolidating an industry or taking market share from weaker competitors, for example. In turn, we believe these actions should set our companies up for even better growth prospects over the medium to long term.

Looking ahead, we won’t try to predict when the economy, or stock markets, will rebound. But the valuations of many global small-cap companies are already at or near decade lows. With a portfolio stacked full of what we believe are exceptional investment opportunities, we’re extremely excited about the Fund’s prospects over the next three to five years.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Opportunities (WAGOX) — Investor	-36.97%	7.48%	8.97%

Global Opportunities (WIGOX) — Institutional	-36.94%	7.65%	9.08%

MSCI AC World Small Cap Index	-24.80%	2.32%	7.02%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.46% / Institutional Class — Gross: 1.40%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

AU Small Finance Bank Ltd.	5.1%

BayCurrent Consulting, Inc.	4.6%

Abcam PLC	3.7%

Five Below, Inc.	3.7%

Ensign Group, Inc.	3.6%

Company	% of Net Assets

Globant SA	3.4%

HealthEquity, Inc.	3.1%

Voltronic Power Technology Corp.	2.8%

Bank OZK	2.7%

Mindtree Ltd.	2.4%

*

As of September 30, 2022, there were 63 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Global Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Paul Lambert, Linda Lasater and Mike Valentine.

Ken Applegate, CFA Portfolio Manager Linda Lasater, CFA Portfolio Manager	Paul Lambert Portfolio Manager Mike Valentine Portfolio Manager

OVERVIEW

During the 12 months ended September 30, 2022, global equity markets suffered considerable losses. Inflation, rising interest rates, Covid-19 restrictions in China, and Russia’s invasion of Ukraine each played a role in driving markets lower. Data pointing to a slowdown for the global economy also weighed on stocks.

In this environment, the Wasatch Global Select Fund — Investor Class declined -37.76% and underperformed its benchmark, the MSCI AC (All Country) World Index, which was down -20.66%.

DETAILS OF THE YEAR

Broadly speaking, stocks struggled due to geopolitical and macroeconomic concerns. Moreover, rising interest rates posed strong headwinds for growth stocks in 2022. Because the cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations. As a result, the most significant factor driving the Fund’s underperformance relative to its benchmark was our preference for growth-oriented companies. While rising interest rates have been a headwind, we have high conviction in the Fund’s return potential once investors refocus on company-specific fundamentals.

The greatest detractor from Fund performance for the 12-month period was TCS Group Holding PLC, GDR, which was our sole Russian holding. TCS is the holding company for Tinkoff Bank, Russia’s largest digital bank. The repercussions of Russia’s attack on Ukraine overwhelmed what we had believed were strong business fundamentals, and the stock sold off with the rest of the Russian equity market. We exited the position.

BayCurrent Consulting, Inc. was another detractor. This Japanese company operates in the digital-transformation space, offering consulting services including a specialization in information-technology (IT) consulting and integration. BayCurrent’s stock was caught in a broader selloff of growth equities as interest rates rose in 2022. Moreover, Japanese equities have been negatively affected by Japan’s slow emergence from Covid-19 restrictions. However, we continue to like BayCurrent’s growth potential. Japan is behind many countries when it comes to digitalization. The pandemic and work-from-home environment underscored the need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe they’re likely to prefer working with domestic IT consultants such as BayCurrent, instead of global consultants outside the region.

The top contributor to Fund performance was HealthEquity, Inc., the largest U.S. non-bank custodian for health-savings accounts (HSAs). Account holders have online access to their tax-advantaged HSAs and can pay medical bills, earn wellness incentives, and receive personalized benefit and clinical information. During the first quarter of 2022, management’s upwardly revised forecasts for revenues and earnings in HealthEquity’s current fiscal year cheered investors. The company also appears well-positioned for an environment of higher interest rates, which likely supported the stock. Going forward, we continue to think HealthEquity has a long runway for growth.

Trent Ltd. also contributed to Fund performance. The company operates a chain of retail stores in India that specialize in fashion apparel, cosmetics, perfumes and toiletries. Trent has been posting impressive top- and bottom-line growth, helped by improved efficiency in its supply chains and the accelerated opening of new stores. That growth helped lift the stock during the period.

OUTLOOK

Wasatch has invested through a variety of market environments over our 47-year history.

Our investment philosophy is based upon identifying high-quality, long-duration growth companies. Economic downturns and times of uncertainty like we’ve encountered recently are when the quality of a company matters most. We believe firms with strong balance sheets, low debt levels and cash generative business models can weather an economic storm. They can also continue with self-funded growth initiatives at a time when the rising cost of capital prevents their competitors from doing so.

These high-quality factors should help our companies not only survive an economic downturn but also thrive in the future. We’ve seen our companies use the challenging environment to their advantage, by consolidating an industry or taking market share from weaker competitors, for example. In turn, we believe these actions should set our companies up for even better growth prospects over the medium to long term.

Looking ahead, we won’t try to predict when the economy, or stock markets, will rebound. But the valuations of many global companies are already at or near decade lows. With a portfolio stacked full of what we believe are exceptional investment opportunities, we’re extremely excited about the Fund’s prospects over the next three to five years.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

Global Select (WAGSX) — Investor	-37.76%	-0.44%

Global Select (WGGSX) — Institutional	-37.47%	-0.06%

MSCI AC World Index	-20.66%	3.75%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Select Fund are Investor Class — Gross: 2.17%, Net: 1.35% / Institutional Class — Gross: 1.56%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Bajaj Finance Ltd.	5.3%

Bank OZK	4.8%

Abcam PLC	4.7%

HDFC Bank Ltd.	4.6%

Amphenol Corp., Class A	4.3%

Company	% of Net Assets

Morningstar, Inc.	4.2%

Roper Technologies, Inc.	4.2%

Copart, Inc.	4.1%

HealthEquity, Inc.	4.0%

BayCurrent Consulting, Inc.	3.8%

*

As of September 30, 2022, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Global Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2022, the Wasatch Global Value Fund — Investor Class declined -8.55% but outperformed its benchmark, the MSCI AC (All Country) World Value Index, which lost -13.97%.

The Fund’s outperformance of its benchmark for the 12-month period was largely attributable to our holdings in the U.S. Although our U.S. stocks were down, they held up better than their benchmark counterparts. We kept the Fund split geographically throughout the period, with approximately 50% of the portfolio in U.S. equities and the other 50% in international stocks spread across 11 countries.

DETAILS OF THE YEAR

From a sector perspective, the Fund’s holdings in the energy and information-technology sectors contributed the most to performance relative to the benchmark over the past 12 months. Energy was the best-performing sector in the Index, so our overweight position was a tailwind to relative performance. Overall, stock selection was the strongest driver of the Fund’s outperformance. Our holdings in seven of the benchmark’s 11 sectors fared better than the benchmark’s positions. Our holdings in communication services, consumer discretionary and materials were sources of weakness.

Two of the Fund’s energy holdings — EOG Resources, Inc. and Suncor Energy, Inc. — were the top contributors to performance for the 12-month period. Shale-based exploration and production company EOG Resources was the Fund’s largest contributor. While the broader energy sector performed better than other sectors for the year, EOG has differentiated itself within its industry through effective cost-control measures and capital discipline, supporting a positive dividend outlook.

The stock of Canadian integrated-energy company Suncor was also a strong performer. Suncor specializes in the production of synthetic crude from oil sands and is also one of the largest retailers of gasoline. Sentiment around Suncor was boosted by positive earnings and cash-flow results, along with a dividend hike and increased share buybacks at the encouragement of an activist investor.

On the downside, Verizon Communications, Inc. was the Fund’s largest detractor. A notable laggard within communication services, the wireless company missed earnings expectations and lowered guidance. While continuing to offer a high — if not the highest — quality network, Verizon has seen this advantage erode to a degree in the face of heightened competition, as reflected in higher customer churn. In addition, Verizon has increased its debt levels in recent years to build out its 5G network. We continue to view the company in a positive light. Spending on its 5G network will increase future revenue in numerous ways, and Verizon’s strong cash flow lessens our concerns about the additional debt load.

JPMorgan Chase & Co. was another significant detractor. JPMorgan Chase provided guidance that was below what analysts had been expecting on an outlook for elevated capital expenditures as the bank undertakes digital-transformation efforts. In addition, there was some investor concern about the bank’s degree of exposure to Russia. More broadly, investor sentiment with respect to banks suffered due to the outlook for slower growth in the wake of the Russia-Ukraine conflict along with the impact of a flatter yield curve on net interest margins.

OUTLOOK

The U.S. economy appears to be on relatively solid footing for now, with employment still robust and government stimulus continuing to work its way through the system. However, the U.S. Federal Reserve (Fed) remains resolute in addressing historically high inflation, with investors now expecting a terminal federal-funds rate of at least 4.5% and a “higher for longer” policy trajectory. It would not be surprising if an economic recession resulted from the Fed’s efforts. Economic recessions are also a possibility in other parts of the world as many central banks are following the Fed’s lead. European countries appear especially vulnerable to recession given record-high energy prices due to the war in Ukraine.

In terms of equity valuations, we have already seen price/earnings multiple compression given the higher risk-free returns due to the rise in government bond yields. The question is to what degree the market is already looking forward and what investor reaction will be once earnings are revised down in conjunction with any coming recession.

Against this setting, the Fund remains positioned more defensively at the margins, with a strong focus on companies with stable earnings and sound balance sheets within our value universe. The aggregate beta, or market sensitivity, of our portfolio holdings is below that of the benchmark, as we expect periods of heightened volatility in coming quarters. This is reflected in our overweight positions in the more defensive health-care, consumer-staples, utilities and energy sectors. The Fund’s average dividend yield is above-benchmark, as we expect dividends to be an important component of total return going forward.

As always, we will continue to adhere to our discipline in selecting stocks regardless of the short-term direction of the markets in response to a shifting macroeconomic and geopolitical backdrop.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Global Value (FMIEX) — Investor	-8.55%	4.49%	7.37%

Global Value (WILCX) — Institutional	-8.42%	4.65%	7.52%

MSCI AC World Value Index	-13.97%	1.71%	5.39%

MSCI AC World Index	-20.66%	4.44%	7.28%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Value Fund are Investor Class — Gross: 1.18%, Net: 1.10% / Institutional Class — Gross: 1.43%, Net: 0.99%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Johnson & Johnson	5.7%

Verizon Communications, Inc.	4.7%

TotalEnergies SE	4.5%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4.3%

KT&G Corp.	4.1%

Company	% of Net Assets

Bristol-Myers Squibb Co.	4.0%

Duke Energy Corp.	3.8%

Union Pacific Corp.	3.6%

Novartis AG	3.5%

EOG Resources, Inc.	3.5%

*

As of September 30, 2022, there were 33 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Greater China Fund is managed by a team of Wasatch portfolio managers led by Dan Chace, Allison He, Pedro Huerta, Kai Pan and Kevin Unger.

Dan Chace, CFA Lead Portfolio Manager Kai Pan, PhD Associate Portfolio Manager	Allison He, CFA Associate Portfolio Manager Kevin Unger, CFA Associate Portfolio Manager	Pedro Huerta, CFA Associate Portfolio Manager

OVERVIEW

Chinese equities suffered steep losses during the 12 months ended September 30, 2022. Investors were rattled by several concerns including Covid-19 restrictions, regulatory crackdowns from Beijing, a struggling property market and data suggesting the economy was slowing.

In this environment, the Wasatch Greater China Fund — Investor Class declined -39.17% for the 12-month period. The Fund underperformed its benchmark, the MSCI China Index, which was down -35.40%.

DETAILS OF THE YEAR

The worst-performing sectors within the Index were information technology (IT) and health care. Our overweight positions in these sectors played a large role in the Fund’s underperformance of the benchmark.

In terms of individual stocks, the largest detractor from Fund performance was Silergy Corp. The stock price declined amid a broader selloff in technology shares. Concerns about an excess supply of semiconductor chips also weighed on the stock. However, we want to own Silergy through the semiconductor demand cycle. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. We continue to believe Silergy’s business model — which is based on complex, analog-design engineering — is difficult to replicate, and provides the company with ample headroom for growth.

Wuxi Biologics Cayman, Inc. was another detractor. A Chinese contract development and manufacturing firm, Wuxi helps create biological medicines and provides value-added services to pharmaceutical companies. While fundamentals for the business remained strong through the year, the stock fell after the U.S.

Department of Commerce added two Wuxi subsidiaries to its unverified list, which means the department couldn’t verify how Wuxi is using the products it imports. Wuxi management explained that the department had approved the company’s imports for years, but due to the pandemic, department personnel hadn’t been able to conduct the normal, on-site approval process. One subsidiary has since been removed from the list and results for the other one are pending. Later in the period, President Biden announced an executive order for the U.S. to bolster its domestic bio-manufacturing, which also weighed on the stock. While this could be a headwind, we continue to like Wuxi’s role as an important player in the complex process of researching, developing and manufacturing biologic treatments.

In an environment where most Chinese stocks traded down, the stock of Proya Cosmetics Co. Ltd. was a bright spot and contributed to the Fund’s performance. Sales growth for the personal care product company has been strong, and our investment thesis continues to play out. We believe improved product quality and the shift to e-commerce, which lowers the barrier to entry for cosmetics brands, will allow local Chinese companies such as Proya to take market share from legacy international businesses. Proya is particularly well-suited for this shift, as a greater portion of its sales occur online compared to the rest of the industry. We’ve also been impressed with the effectiveness of the company’s marketing spending and the increasing productivity of sales efforts.

OUTLOOK

There are a lot of negative issues currently surrounding Chinese equities. The outcome of each of these issues is impossible to predict.

For our part, we’re not making investment decisions based on a macroeconomic call of what may, or may not, happen in China. Instead, we have company-specific, long-term reasons for each stock we hold. The latest round of earnings reports from our companies suggests that our investment theses are still playing out as we would expect.

Going forward, we believe China’s equity markets could remain volatile until investors see signs that some of the macroeconomic pressures within the country are easing. Once that happens, we wouldn’t be surprised to see Chinese stocks rebound relatively sharply.

Despite the volatility, we believe there’s a strong case for investing in China over the long term. China is the world’s second-largest equity market, and its economy contributes significantly to global economic growth and innovation. Chinese equities are also relatively uncorrelated to other markets, providing potential diversification benefits. Finally, China’s equity market remains inefficient, giving active investors like Wasatch considerable opportunity to add value for shareholders. In the coming quarters, we’ll remain committed to our quest to find the best long-term growth opportunities this large, inefficient market has to offer.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 11/30/2020

Greater China (WAGCX) — Investor	-39.17%	-24.46%

Greater China (WGGCX) — Institutional	-39.31%	-24.60%

MSCI China Index	-35.40%	-27.61%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Greater China Fund are Investor Class — Gross: 3.76%, Net: 1.51% / Institutional Class — Gross: 3.09%, Net: 1.26%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

The Fund is subject to risks associated with investments in the Greater China Region that could affect the value of your investment. The Fund may invest in securities through the China Stock Connect programs, which subject the Fund to unique accessibility risks affecting the Fund’s ability to efficiently execute its strategy. These risks are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Chailease Holding Co. Ltd.	6.0%

Proya Cosmetics Co. Ltd., Class A	6.0%

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4.9%

Kweichow Moutai Co. Ltd., Class A	4.4%

Silergy Corp.	4.3%

Company	% of Net Assets

Hangzhou Tigermed Consulting Co. Ltd., Class A	4.1%

SG Micro Corp., Class A	4.0%

Foshan Haitian Flavouring & Food Co. Ltd., Class A	3.9%

Wuxi Biologics Cayman, Inc.	3.8%

Sino Wealth Electronic Ltd., Class A	3.7%

*

As of September 30, 2022, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: November 30, 2020. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International small cap markets were volatile and suffered considerable losses during the 12 months ended September 30, 2022. Inflation, rising interest rates, Covid-19 restrictions in China, and Russia’s invasion of Ukraine each played a role in driving markets lower. In recent months, data pointing to a slowdown for the global economy also weighed on stocks.

In this environment, the Wasatch International Growth Fund — Investor Class declined -42.98% and underperformed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was down -28.93%.

DETAILS OF THE YEAR

Over the past 12 months, geopolitical and macroeconomic concerns negatively affected stocks broadly. For growth stocks, rising interest rates have posed an additional headwind in 2022. Because the cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations. For the Fund, the overwhelming factor that drove underperformance relative to the benchmark was our preference for growth-oriented companies. While rising interest rates have challenged our stocks, we have high conviction in the Fund’s return potential once investors refocus on company fundamentals.

Industrials, information technology (IT), communication services and health care detracted the most from performance relative to the benchmark. Our stocks in these areas declined more than the corresponding sectors of the Index, and overweight positions in these sectors also hindered relative results.

Our stocks in Japan and Canada were weaker than those of the Index and were the main source of relative underperformance. Overweight exposure to companies in the United Kingdom also detracted from relative results.

Silergy Corp. was the largest detractor from Fund performance for the period. The stock price declined amid a broader selloff in technology shares. Concerns about an excess supply of semiconductor chips also weighed on the stock. However, we want to own Silergy through the semiconductor demand cycle. The company manufactures high-performance mixed-signal and analog integrated circuits used in a wide array of electronic devices. We believe Silergy’s business model — which is based on complex, analog-design engineering — is difficult to replicate, and provides the company with ample headroom for growth.

Another large detractor from Fund performance was JMDC, Inc. Like Silergy, JMDC is an example of a stock that was hurt by a selloff among growth stocks, even though nothing fundamentally changed for the business. Japan’s restrictive response to the Omicron variant of Covid-19 also weighed on Japanese equities and played a role in the stock’s decline. We still have high conviction in JMDC, a Japanese provider of health, medical and life-insurance data. We continue to believe the company will play a vital role in helping Japan’s health-care system achieve better patient outcomes through the use of data and analytics.

Grupo Aeroportuario del Centro Norte SAB de CV was the top contributor to Fund performance for the period. The company, often referred to as “OMA,” operates international airports in the northern and central regions of Mexico under contracts with the government. OMA’s stock price rose as declining Covid-19 caseloads boosted airport traffic and tariff revenue. By the second quarter of 2022, OMA was hosting nearly as many passengers as it did prior to the pandemic.

OUTLOOK

Wasatch has invested through a variety of market environments over our 47-year history.

Our investment philosophy is based upon identifying high-quality, long-duration growth companies. Economic downturns and times of uncertainty like we’ve encountered recently are when the quality of a company matters most. We believe firms with strong balance sheets, low debt levels and cash generative business models can weather an economic storm. They can also continue with self-funded growth initiatives at a time when the rising cost of capital prevents their competitors from doing so.

These high-quality factors should help our companies not only survive an economic downturn but also thrive in the future. We’ve seen our companies use the challenging environment to their advantage — by consolidating an industry or taking market share from weaker competitors, for example. In turn, we believe these actions should set our companies up for even better growth prospects over the medium to long term.

Looking ahead, we won’t try to predict when the economy, or stock markets, will rebound. But markets are already pricing in a dire scenario with portfolio valuations near decade lows. With a portfolio stacked full of what we believe are exceptional investment opportunities, we’re extremely excited about the Fund’s prospects over the next three to five years.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

International Growth (WAIGX) — Investor	-42.98%	-2.01%	3.92%

International Growth (WIIGX) — Institutional	-42.90%	-1.90%	4.00%

MSCI AC World ex USA Small Cap Index	-28.93%	-0.56%	4.44%

MSCI World ex USA Small Cap Index	-30.80%	-1.24%	4.78%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.41% / Institutional Class: 1.32%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Abcam PLC	4.1%

BayCurrent Consulting, Inc.	3.3%

Descartes Systems Group, Inc.	3.1%

RS GROUP PLC	2.9%

AU Small Finance Bank Ltd.	2.5%

Company	% of Net Assets

Voltronic Power Technology Corp.	2.4%

CyberArk Software Ltd.	2.4%

JMDC, Inc.	2.3%

Kinaxis, Inc.	2.3%

Reply SpA	2.3%

*

As of September 30, 2022, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Linda Lasater, Dan Chace and Allison He.

Linda Lasater, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	Allison He, CFA Associate Portfolio Manager

OVERVIEW

International micro cap markets were volatile and suffered considerable losses during the 12 months ended September 30, 2022. Inflation, rising interest rates, Covid-19 restrictions in China, and Russia’s invasion of Ukraine each played a role in driving markets lower. In recent months, data pointing to a slowdown for the global economy also weighed on stocks.

In this environment, the Wasatch International Opportunities Fund — Investor Class declined -45.24% for the year and underperformed the benchmark MSCI AC (All Country) World ex USA Small Cap Index, which was down -28.93%.

DETAILS OF THE YEAR

Geopolitical and macroeconomic concerns negatively affected stocks broadly. Moreover, rising interest rates have posed strong headwinds for growth stocks in 2022. Because the cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations. Our preference for investing in growth-oriented companies was the overwhelming factor driving the Fund’s underperformance of its benchmark over the past 12 months. While rising interest rates have been a headwind to performance, we have high conviction in the Fund’s return potential once investors refocus on company-specific fundamentals.

HeadHunter Group PLC, ADR, which was our only Russian holding, detracted the most from Fund performance for the year. We felt the company played a vital role connecting job seekers with employers, and liked the potential of its fee-based, résumé database and job-posting platform for employers and recruiters. Unfortunately, the repercussions of Russia’s attack on Ukraine overwhelmed what we had believed were strong fundamentals for the business, and we exited our position.

Our second-largest detractor was Future PLC. The stock was down after news broke that the CEO of the United Kingdom-based multimedia company would retire. We like the company’s history of creating or acquiring highly trafficked websites and niche publications, which help advertisers reach a very targeted audience. We’re currently assessing the implications of the CEO’s departure and her future replacement.

The top contributor to Fund performance for the period was Ideagen PLC. This U.K. company provides regulatory and compliance software and services to organizations operating within highly regulated industries such as aviation, financial services, life sciences, health care and manufacturing. We like Ideagen’s niche and focus on providing solutions to address core problems embedded in a company’s business. Historically, these features have created steady revenue streams for Ideagen. As an indication that others have appreciated the same advantages we see in the company, private equity firm Hg Pooled Management Ltd. announced it would acquire Ideagen.

Premium Group Co. Ltd. was another top contributor. The company is an intermediary of financial products including car loans, used car warranties and mobility services. Supply chain shortages have limited the number of new cars available to consumers, which has led to more used car purchases and loans. While that has driven stronger results in recent quarters, we believe Premium Group has a long runway for growth after the auto sales market normalizes, as the company continues to win deals providing financing for used car branches throughout Japan. We also like that Premium Group takes very little balance sheet risk and generally reinsures most of its loan book.

OUTLOOK

In the current environment, where the global economy seems to be stumbling and the cost of capital is rising, we believe it has become even more critical to identify and invest in high-quality growth companies. At Wasatch, this has always been our focus. Our companies typically have strong balance sheets and are highly cash-generative businesses. They also typically provide products or services that are indispensable to their customers.

These factors should help our companies not only weather a softer economy but use the challenging environment to their advantage — by consolidating an industry or taking market share from weaker competitors, for example. In turn, we believe this should set them up for even better growth when the economy reaccelerates.

Looking ahead, we won’t try to predict when the economy or stock markets will rebound. But already, stock valuations in Japan and the U.K., our two largest geographic weights, are at their most inexpensive levels since 2014. The Fund’s price/earnings ratio, based on 12-month forward earnings, is also near its lowest level since that same year. Given the starting point of lower valuations, and what we expect from our companies both during and coming out of an economic downturn, we feel good about the Fund’s return potential over the medium term and long term.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

International Opportunities (WAIOX) — Investor	-45.24%	-0.93%	5.44%

International Opportunities (WIIOX) — Institutional	-45.21%	-0.86%	5.56%

MSCI AC World ex USA Small Cap Index	-28.93%	-0.56%	4.44%

MSCI World ex USA Small Cap Index	-30.80%	-1.24%	4.78%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 1.91% / Institutional Class: 1.89%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

SIGMAXYZ Holdings, Inc.	3.0%

Aavas Financiers Ltd.	2.9%

Qualitas Controladora SAB de CV	2.7%

YouGov PLC	2.7%

DiscoverIE Group PLC	2.4%

Company	% of Net Assets

Johns Lyng Group Ltd.	2.4%

JTC PLC	2.4%

Premium Group Co. Ltd.	2.3%

LEENO Industrial, Inc.	2.1%

Systena Corp.	2.1%

*

As of September 30, 2022, there were 79 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch International Select Fund is managed by a team of Wasatch portfolio managers led by Ken Applegate, Linda Lasater and Derrick Tzau.

Ken Applegate, CFA Lead Portfolio Manager	Linda Lasater, CFA Lead Portfolio Manager	Derrick Tzau, CFA Associate Portfolio Manager

OVERVIEW

International markets suffered considerable losses during the 12 months ended September 30, 2022. Inflation, rising interest rates, Covid-19 restrictions in China, and Russia’s invasion of Ukraine each played a role in driving markets lower. Data pointing to a slowdown for the global economy also weighed on stocks.

In this environment, the Wasatch International Select Fund — Investor Class declined -40.51% and underperformed the benchmark MSCI EAFE Index, which was down -25.13%.

DETAILS OF THE YEAR

While geopolitical and macroeconomic concerns negatively affected stocks broadly, rising interest rates posed strong headwinds for growth stocks in 2022. Because the cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations. As a result, our preference for growth-oriented companies was the overwhelming factor driving the Fund’s underperformance of its benchmark. While rising interest rates have been a headwind, we have high conviction in our Fund’s return potential once investors refocus on company-specific fundamentals.

Two Japanese companies — BayCurrent Consulting, Inc. and JMDC, Inc. — were the largest detractors from Fund performance during the 12-month period. BayCurrent specializes in information-technology (IT) consulting and integration. JMDC is a medical-data company. Both stocks were caught in a broader selloff of growth equities as interest rates rose in 2022. In addition, Japan has also been slow to emerge from Covid-19 restrictions, which has been a negative overhang for its stock market.

We continue to have high conviction in both stocks. We believe BayCurrent has significant headroom for growth. Japan is behind many countries when it comes to digitalization. The pandemic and work-from-home environment underscored the need to catch up. As Japanese enterprises undertake large-scale digitalization projects, we believe they’re likely to prefer working with domestic IT consultants such as BayCurrent, instead of global consultants outside the region.

Regarding JMDC, we believe the company will play a vital role in helping Japan’s health-care system achieve better patient outcomes through the use of data and analytics. That view was perhaps shared by Omron, a large conglomerate that announced it would take an ownership stake in JMDC during the period.

The top contributor to Fund performance was Dollarama, Inc., a Canadian operator of discount retail stores, which offer a broad range of consumer products and general merchandise. The stock moved higher after the firm reported better-than-expected earnings growth and strong same-store sales growth. Going forward, we continue to like the company, which we believe is an exceptional operator that has multiple levers to pull to help it maneuver through difficult economic periods. We also like that Dollarama has a business model that potentially benefits from inflation.

Descartes Systems Group, Inc. also contributed. The company offers a range of services and cloud-based products aimed at improving organizations’ logistics and supply-chain management. Descartes reported strong earnings trends in its most recent quarterly report, including revenue growth of 18% and EBITDA (earnings before interest, taxes, depreciation and amortization) growth of 18% versus the year-ago period. The results reinforced our optimism for Descartes’ long-term prospects, and the value we believe the company provides in an environment where businesses are still sorting through supply-chain disruptions.

OUTLOOK

Wasatch has invested through a variety of market environments over our 47-year history.

Our investment philosophy is based upon identifying high-quality, long-duration growth companies. Economic downturns and times of uncertainty like we’ve encountered recently are when the quality of a company matters most. We believe firms with strong balance sheets, low debt levels and cash generative business models can weather an economic storm. They can also continue with self-funded growth initiatives at a time when the rising cost of capital prevents their competitors from doing so.

These high-quality factors should help our companies not only survive an economic downturn but also thrive in the future. We’ve seen our companies use the challenging environment to their advantage, by consolidating an industry or taking market share from weaker competitors, for example. In turn, we believe these actions should set our companies up for even better growth prospects over the medium to long term.

Looking ahead, we won’t try to predict when the economy, or stock markets, will rebound. But markets are already pricing in a dire scenario, with valuations near their lowest level since the Fund’s inception in October 2019. With a portfolio stacked full of what we believe are exceptional investment opportunities, we’re extremely excited about the Fund’s prospects over the next three to five years.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2019

International Select (WAISX) — Investor	-40.51%	-3.81%

International Select (WGISX) — Institutional	-40.33%	-3.42%

MSCI EAFE Index	-25.13%	-1.83%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Select Fund are Investor Class — Gross: 3.09%, Net: 1.30% / Institutional Class — Gross: 3.03%, Net: 0.90%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

BayCurrent Consulting, Inc.	7.3%

ICON PLC	5.2%

Amadeus IT Group SA	5.1%

Abcam PLC	5.1%

Assa Abloy AB, Class B	4.9%

Company	% of Net Assets

Dassault Systemes SE	4.8%

Dollarama, Inc.	4.2%

Hermes International	4.2%

Sugi Holdings Co. Ltd.	4.2%

CAE, Inc.	4.1%

*

As of September 30, 2022, there were 27 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2019. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Long/Short Alpha Fund is managed by a team of Wasatch portfolio managers led by Mick Rasmussen.

Mick Rasmussen, CFA Lead Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2022, the Wasatch Long/Short Alpha Fund — Investor Class declined -9.90% but outperformed its benchmark, the Russell 2500TM Index, which lost -21.11%. The Fund’s outperformance of the benchmark was largely due to advantageous short selling, which helped offset the overall losses of our long positions. More specifically, although our shorts hindered performance earlier in the period, they were beneficial as the market increasingly declined later on.

Sentiment for growth-oriented stocks turned down after a peak on November 8, 2021. Broadly speaking, this negative sentiment continued until the end of the period. We think the main reason for conditions worsening in the market was that investors started to see macro forces bite more significantly into company fundamentals. These forces included war disruptions, supply-chain challenges, higher interest rates, and rising costs for labor and other inputs. Moreover, energy and food prices crimped the budgets of average consumers who also saw government stimulus receipts dry up.

At the end of the period, the Fund’s long exposure was about 113% and its short exposure was approximately -33%.

SHORT POSITIONS DURING THE YEAR

The top contributors to the Fund’s overall performance were from its short positions — stocks that declined in price. We added the most value during the period by shorting stocks in retailing, software & services, and health care equipment & services.

Our short position in online retailer Vroom, Inc. was the top contributor of all the Fund’s positions, both long and short. The company sells new and used cars, spare parts and accessories. In addition, the company provides maintenance, repair, funding, insurance and vehicle-renting services. While Vroom operates in an important segment of retailing, the company lacks overwhelming competitive advantages, its margins are low, its valuation had seemed high and its stock had exhibited relatively poor momentum. By the end of the period, we had closed out our short position in Vroom.

Among short positions, detractors were those stocks that rose in price. Energy holding Scorpio Tankers, Inc. was the Fund’s largest detractor on the short side. The company provides seaborne transportation of crude oil and other petroleum products. As an oil-related company, we think Scorpio’s stock rose primarily due to the macro environment for energy — the highest-returning sector of the Russell 2500 Index — rather than due to business fundamentals, which seem vulnerable given the increasing likelihood of a recession.

LONG POSITIONS DURING THE YEAR

The Fund’s group of long holdings underperformed and detracted from performance relative to the benchmark. The Fund was hurt by our holdings in capital goods, software & services, and diversified financials. At the other end of the spectrum, the Fund benefited from our holdings in pharmaceuticals biotechnology & life sciences and energy.

The top contributor to performance on the long side was Resolute Forest Products, Inc., a producer of lumber and other wood products. The stock price rose on news that Resolute Forest Products had entered into an agreement to be acquired by a Canadian paper company.

The largest detractor from Fund performance was a long position in Hydrofarm Holdings Group, Inc. — which sells agricultural equipment and supplies. The company faced difficult comparisons to its success in 2021, which may have dampened investor enthusiasm for Hydrofarm’s shares. In addition, weak crop prices in California raised concerns about the near-term outlook for sales of the company’s products. The state accounts for about 35% of Hydrofarm’s business.

OUTLOOK

There’s no doubt that significant fears still exist among investors. Broadly speaking, these fears relate to persistently high inflation, rising interest rates, the possibility of recessions around the world, the war in Ukraine and ongoing supply-chain challenges — exacerbated by China’s zero-Covid policy.

We believe that holding growth-oriented companies in the midst of continually elevated interest rates and inflation is an attractive option. While it’s true that growth stocks took an outsized hit during the early stages of rate increases, there are other factors to consider. First, our growth companies generally don’t have significant debt loads that would be impacted by higher interest rates. Second, quality growth companies should be better able to attract talent and raise prices during an environment of escalating wage and input-cost inflation. Third, in general, we believe the top growth companies are best positioned to navigate especially difficult challenges — ranging from logistical problems amid a booming economy, to the need for increased market share amid a recession. Fourth, the Long/Short Alpha Fund offers shareholders the classic Wasatch growth style of investing — but with what we believe is a lower risk profile.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception 10/1/2021

Long/Short Alpha (WALSX) — Investor	-9.90%	-9.90%

Long/Short Alpha (WGLSX) — Institutional	-9.70%	-9.70%

Russell 2500™ Index	-21.11%	-21.11%

FTSE US 3-Month Treasury Bill Index	0.63%	0.63%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Alpha Fund are Investor Class — Gross: 4.96%, Net: 2.50% / Institutional Class — Gross: 4.06%, Net: 2.25%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Equity investing involves risks, including potential loss of the principal amount invested. Short selling incurs significant unique risks, including potentially unlimited downside risk, high short-sale related expenses, and unavailability of securities to sell short, among others, all of which could negatively impact the performance of the Fund. Additionally, the Fund may not be able to borrow the securities it intends to sell short.

The Fund’s investments in long and short equity positions expose it to changes in the value of securities, which exceed the value of the Fund’s assets. Investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund relies on quantitative models which entail unique risks, including the risk that a model may be limited or incorrect. These risks are described in more detail in the prospectus.

Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Roper Technologies, Inc.	3.8%

Bank OZK	3.8%

ICF International, Inc.	3.5%

Ensign Group, Inc.	3.3%

Monolithic Power Systems, Inc.	3.1%

Company	% of Net Assets

Addus HomeCare Corp.	3.0%

MarketAxess Holdings, Inc.	3.0%

Innospec, Inc.	2.9%

Medpace Holdings, Inc.	2.9%

Morningstar, Inc.	2.7%

*

As of September 30, 2022, there were 58 long and 42 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: October 1, 2021. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Natalie Pesqué.

Ken Komgiebel, CFA Lead Portfolio Manager	Natalie Pesqué, CFA Associate Portfolio Manager	OVERVIEW During the 12 months ended September 30, 2022, micro-cap stocks moved lower in an environment of inflation and rising interest rates. The

Wasatch Micro Cap Fund — Investor Class declined -39.42%. The Fund was down more than the benchmark Russell Microcap® Index, which fell -27.46%. Weakness in micro-cap equities was broad-based, with all sectors of the Index except energy and utilities posting double-digit percentage losses.

Although our growth-oriented investment approach had generally been a tailwind to performance for the past several years, that situation reversed for most of the 12-month period. Rising interest rates had an outsized impact on the valuations of growth companies because their cash flows are typically weighted further into the future. Additionally, equities of smaller companies tended to be impacted more than those of larger peers as investors became more averse to risk. The end result was a hostile environment for micro-cap growth stocks.

Even so, some areas of the market fared better than others. Energy companies benefited from soaring fuel prices, and higher long-term interest rates made lending more profitable for banks. These developments were advantageous to the benchmark, as its substantially higher weightings in energy and banking allowed it to sidestep much of the weakness in other, worse-performing, areas of the market.

DETAILS OF THE YEAR

The greatest detractor from Fund performance for the 12-month period was Kornit Digital Ltd. The company makes machines for the environmentally sustainable printing of designs and images on clothing and fabrics. A post-Covid slowdown in the e-commerce segment of Kornit’s business impacted earnings and forward guidance during the period. Over the longer term, we believe Kornit will benefit as its on-demand technology attracts customers seeking to shore up supply chains and bring production closer to end markets.

Vintage Wine Estates, Inc. was also a significant detractor. A rapidly growing producer of wine with an industry-leading direct-to-consumer platform, the company operates wineries in California and the Pacific Northwest. The firm’s new chief financial officer has undertaken a series of initiatives designed to improve and strengthen inventory management, processes and reporting. However, these efforts resulted in a large non-cash charge to inventory that hurt the bottom line in the company’s most recently completed fiscal quarter.

The strongest contributor to performance was Napco Security Technologies, Inc. The company offers electronic security systems. With component prices elevated because of supply-chain constraints, Napco chose to temporarily sacrifice gross margin on its system hardware in order to take market share from competitors. That strategy has paid off in the form of higher-margin, recurring revenue from the company’s growing installed base. Meanwhile, Napco has boosted hardware profitability through strategic price increases and improvements to the supply chain as demand remains strong, particularly in its school-security business.

A solid contribution from ChemoCentryx, Inc. helped make health care the Fund’s primary source of strength relative to the benchmark. ChemoCentryx develops drugs to treat autoimmune diseases, inflammatory disorders and cancer. Shares of the company rose sharply in October after its lead drug candidate received approval from the U.S. Food and Drug Administration. The stock jumped again in August after ChemoCentryx agreed to be acquired by a major drugmaker.

OUTLOOK

The end of near-zero interest rates in the U.S. is quickly reshaping the investment landscape. While these adjustments are bringing pain in the short run, we believe there will also be long-term benefits.

In the world of equities, TINA (“There Is No Alternative”) has been replaced by TARA (“There Are Reasonable Alternatives”). For over a decade, cheap money and easy access to capital allowed the CEOs of many technology and other companies to lead their firms down a path of rapid growth, revenue gains and expanding market share — leaving earnings by the wayside.

With stocks now having to compete with interest-bearing investments, companies are being forced to elevate profitability to an organizational priority. That’s a good thing, in our view. Renewed attention to earnings certainly fits well with our own investment focus — businesses that we think can grow their bottom lines at attractive rates. At Wasatch, we believe earnings drive stock prices over the long run.

Rising interest rates have also allowed borrowing costs and indebtedness to reassert their importance in the investment equation. Though the Fund typically owns companies with low levels of debt, we’re now scrutinizing this metric to an even greater degree, given the real possibility of a hard landing for the U.S. economy in 2023. To navigate such an environment, we’re also emphasizing businesses that stand to benefit from factors that include margin expansion, significant backlogs, increased government funding and diminishing headwinds from Covid-19.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap (WMICX) — Investor	-39.42%	10.48%	12.18%

Micro Cap (WGICX) — Institutional	-39.40%	10.49%	12.18%

Russell Microcap® Index	-27.46%	3.11%	8.37%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are Investor Class: 1.63% / Institutional Class: 1.56%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

ICF International, Inc.	3.1%

Addus HomeCare Corp.	3.0%

Transcat, Inc.	2.9%

Agilysys, Inc.	2.8%

CyberArk Software Ltd.	2.6%

Company	% of Net Assets

Grid Dynamics Holdings, Inc.	2.5%

UFP Technologies, Inc.	2.5%

Construction Partners, Inc., Class A	2.4%

Silk Road Medical, Inc.	2.3%

Heritage-Crystal Clean, Inc.	2.3%

*

As of September 30, 2022, there were 74 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow and Thomas Bradley.

Brian Bythrow, CFA Lead Portfolio Manager	Thomas Bradley Associate Portfolio Manager	OVERVIEW We often comment that we don’t invest based on macro forecasts because they’re inherently unreliable. However, macro events frequently drive market performance as they did for most of the 12-month period ended September 30, 2022. The benchmark Russell Microcap® Index was down -27.46% during the period. The Wasatch Micro Cap Value Fund — Investor Class posted a larger decline of -32.47%.

The war in Ukraine and Covid-19 lockdowns of major cities in China wreaked havoc on supply chains, adding to inflationary pressures that had been building ever since virus-battered economies began recovering from the worst of the pandemic. With inflation heating up, the U.S. Federal Reserve (Fed) began hiking interest rates to cool demand, sparking fears that tightening the screws too far might cause a recession.

DETAILS OF THE YEAR

As macro concerns moved to the forefront, investment returns were largely a function of geography. In the U.S., the Fund outperformed the benchmark. Our stocks also held up well in Japan and Australia. Underperformance in the period resulted from the Fund’s greater exposure to other countries — especially in Europe and the United Kingdom, where the war weighed more heavily on businesses and a soaring greenback reduced dollar-equivalent prices of assets denominated in other currencies. Even so, we believe the diversification benefits and lower valuations of non-U.S. equities continue to make them attractive investments for the Fund.

International stocks accounted for many of the Fund’s poorest performers, including its two greatest detractors — Kaleyra, Inc. and JDC Group AG, respectively. Based in Italy, Kaleyra develops software for communications and e-commerce security. Adverse currency-exchange movements impacted the company’s earnings. Investors also reacted negatively when management lowered revenue projections after deciding not to pursue a business opportunity in Brazil. We added to the Fund’s position in Kaleyra in view of what we consider the company’s positive long-term prospects.

JDC Group, based in Germany, provides financial services. Although JDC sells insurance policies, it doesn’t incur underwriting risks. Moreover, the company’s platform includes what we consider some of the biggest and best insurers in Europe. JDC’s stock price declined during the period against a backdrop of rising interest rates and mounting uncertainty.

The strongest contributor to Fund performance for the period was Impinj, Inc. The company offers a wireless inventory-management and tracking platform that uses tiny radio-frequency identification (RFID) chips to connect, count and track individual items. We maintained the Fund’s position in Impinj based on our belief that supply constraints, which had been holding the company back, would likely ease. Our research and patience were rewarded in July when better-than-expected quarterly earnings and revenues sent the stock sharply higher.

Napco Security Technologies, Inc. was also a top contributor. The company offers electronic security systems. With component prices elevated by supply-chain constraints, Napco temporarily sacrificed gross margin on its system hardware in order to take market share from competitors. That strategy paid off in the form of higher-margin, recurring revenue from the company’s growing installed base. Meanwhile, Napco has boosted hardware profitability through strategic price increases and improvements to the supply chain as demand remains strong, particularly in its school-security business.

OUTLOOK

Looking forward, we’re most concerned about the potential for further deterioration in the macro environment. The Fed has repeatedly affirmed its intent to continue raising interest rates until inflation is visibly under control. Inflation, however, will probably remain elevated for some time — especially with respect to items such as labor and energy. And the Fed’s quantitative tightening efforts (stepping away from its bond purchases) still have a long way to go.

Meanwhile, the war in Ukraine poses ongoing risks, especially for Europe. In China, indications are that the government won’t hesitate to shut down businesses in pursuit of its zero-Covid agenda. Although the Fund doesn’t focus on Europe or China, international challenges affect U.S. companies nevertheless.

Given these headwinds, we’re being especially careful to avoid complacency. We’ve stepped up efforts to review our holdings in an attempt to avoid earnings disappointments from companies owned in the Fund. With inflation a dominant concern, we’re particularly excited about labor-saving software. An attractive feature of software companies is they tend to be fairly insensitive to short-term economic conditions.

In our view, the major offset to macro headwinds — regardless of when they may die down — is that we own many companies in the Fund at valuations we consider reasonable or even inexpensive. Moreover, most of our companies have cash-rich balance sheets. Over a long enough horizon, we believe these reasonably priced companies will turn out to be attractive investments despite the unpredictability of macro forces.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Micro Cap Value (WAMVX) — Investor	-32.47%	8.51%	12.20%

Micro Cap Value (WGMVX) — Institutional	-32.31%	8.64%	12.26%

Russell Microcap® Index	-27.46%	3.11%	8.37%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are Investor Class: 1.66% / Institutional Class — Gross: 1.61%, Net: 1.60%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Construction Partners, Inc., Class A	2.5%

Esquire Financial Holdings, Inc.	2.4%

EZCORP, Inc., Class A	2.4%

Evolution Petroleum Corp.	2.4%

Impinj, Inc.	2.3%

Company	% of Net Assets

Skyline Champion Corp.	2.3%

Inotiv, Inc.	2.2%

ICF International, Inc.	2.0%

Napco Security Technologies, Inc.	1.9%

Harrow Health, Inc.	1.9%

*

As of September 30, 2022, there were 84 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager	Ken Korngiebel, CFA Portfolio Manager	Ryan Snow Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2022, the Wasatch Small Cap Growth Fund — Investor Class declined -42.42% while the benchmark Russell 2000® Growth Index fell -29.27% and the Russell 2000 Index lost -23.50%.

Market sentiment for growth-oriented stocks turned down after an interim peak on November 8, 2021. Since then, negative investor sentiment prevailed through the end of the 12-month period. We think this was attributable to investors seeing a host of macro forces begin to bite more significantly into company fundamentals. These forces included war disruptions, supply-chain challenges, higher interest rates, and rising costs for labor and other inputs. Moreover, energy and food prices crimped the budgets of average consumers who also saw government stimulus receipts dry up.

DETAILS OF THE YEAR

From a sector perspective, the Fund’s performance relative to the benchmark over the past 12 months suffered most from the underperformance of our investments in the industrials, information-technology and consumer-staples sectors. Our health-care holdings held up the best relative to the benchmark, and our lack of exposure to real estate — the worst-performing sector in the Index — modestly helped relative performance.

The Fund’s greatest detractor from performance for the 12-month period was Kornit Digital Ltd. The company makes machines for environmentally sustainable printing on clothing and fabrics. A post-Covid slowdown in the e-commerce segment of Kornit’s business impacted earnings and forward guidance during the period. Despite current headwinds, we believe Kornit will benefit as its on-demand technology attracts customers seeking to shore up supply chains and bring production closer to end markets.

Another detractor was Freshpet, Inc. The company is the undisputed leader in refrigerated premium pet food, which we consider to be a “growth staple.” While some investors are concerned about the vulnerability of expensive pet food amid a potential recession, we think Freshpet buyers will be inclined to prioritize the health of their pets under almost any circumstances. Still, the stock was down due to lower projections for sales and earnings resulting from rising costs and shortages of labor and materials. Supply-chain challenges have also disrupted Freshpet’s ability to expand manufacturing capacity and get food into stores. Over time, we believe that supply-chain challenges will be resolved and that Freshpet will resume its growth trajectory.

The Fund’s top contributor to performance was ChemoCentryx, Inc. The company develops orally administered drugs to treat autoimmune diseases, inflammatory disorders and cancer. Shares of ChemoCentryx moved sharply higher in August after the company agreed to be acquired by major drugmaker Amgen.

Another significant contributor was software provider Paylocity Holding Corp. The stock price jumped during the period after the company reported better-than-expected financial results and management issued upbeat forward guidance. We continue to like the strong, recurring revenue streams from the company’s cloud-based payroll and human-capital-management software targeted at smaller businesses. Because Paylocity holds significant customer cash on its balance sheet, earnings get a boost in a rising interest-rate environment. While that advantage is an attractive sweetener, we value Paylocity for its core operations.

OUTLOOK

Although it’s never pleasant to underperform our benchmark or to see negative returns, we’ve experienced such conditions before — and we’ve always emerged gratified that we stuck to our time-tested game plan. As portfolio managers, there’s nothing we can do to control macro forces or the timing of the returns on our stocks. But here’s what we can do for shareholders:

•	Focus on high-quality management. When we look historically at our best-performing stocks, they were generally companies in which our investment team had reached a consensus that management was top-notch.
•	Focus on innovative products, recurring revenues and sustainable business models in markets with headroom for long-duration growth. If we make good assessments in these areas, even relatively pricey companies can go on to be very successful investments for a decade or more.
•	Focus on significant returns on capital and relatively low debt. These characteristics often indicate that a company will be able to self-fund its growth, which can be important in preventing the need to raise money and dilute the ownership of existing shareholders.

We’re looking beyond what we can’t control and doubling down on what we can control, taking care to ensure that the investment thesis for each of our companies is still sound. In addition, we’re on the road visiting management teams at their places of business. And although we haven’t found the need to make significant changes to the Fund, we’re making incremental moves to consolidate assets in our highest-conviction names.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Growth (WAAEX) — Investor	-42.42%	8.47%	9.34%

Small Cap Growth (WIAEX) — Institutional	-42.35%	8.59%	9.44%

Russell 2000® Growth Index	-29.27%	3.60%	8.81%

Russell 2000® Index	-23.50%	3.55%	8.55%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.12% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

CyberArk Software Ltd.	4.2%

Pinnacle Financial Partners, Inc.	4.1%

Ensign Group, Inc.	3.9%

Medpace Holdings, Inc.	3.8%

Paylocity Holding Corp.	3.4%

Company	% of Net Assets

HealthEquity, Inc.	3.3%

RBC Bearings, Inc.	3.1%

Nova Ltd.	2.5%

Five Below, Inc.	2.5%

Globant SA	2.5%

*

As of September 30, 2022, there were 65 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins and Austin Bone.

Jim Larkins Lead Portfolio Manager	Austin Bone Portfolio Manager	OVERVIEW For the 12-month period ended September 30, 2022, the Wasatch Small Cap Value Fund — Investor Class declined -24.18% and underperformed its benchmark, the Russell 2000® Value Index, which lost -17.69%.

U.S. equities ended the period in negative territory, continuing a decline that began early in 2022. While stocks attempted several rallies on hopes that the U.S. Federal Reserve (Fed) might pivot toward a more accommodative policy, subsequent comments from Chairman Jerome Powell — together with stronger-than-expected inflation reports — made it clear that the central bank would continue to raise interest rates aggressively. The Fed boosted the federal-funds rate five times in the period, to a range of 3.00% to 3.25%, and investors remain prepared for more rate hikes before year-end. These factors weighed heavily on the outlook for economic growth and corporate earnings, leading to a sizable downturn in the financial markets. Small-cap stocks were hit particularly hard by these developments, reflecting investors’ increasing aversion to risk.

DETAILS OF THE YEAR

We seek to own not just traditional value stocks, but also Fallen Angels (growth stocks that have slid into value territory due to short-term factors) and Undiscovered Gems (inexpensive growth companies flying below Wall Street’s radar). This approach contributed to the Fund’s outperformance of the benchmark over the five- and 10-year periods ended September 30, 2022. More recently, however, investors have demonstrated little patience for letting longer-term stories play out.

The Fund’s underperformance of the benchmark for the 12-month period was largely attributable to our holdings in the financials and industrials sectors, which declined more than their benchmark counterparts. Our underweight exposure and selections in energy, the Index’s best-performing sector, also caused the Fund to lose ground. Conversely, the Fund’s holdings in health care and communication services were sources of relative strength.

Open Lending Corp. was the Fund’s largest detractor for the period. The company provides loan analytics, risk-based pricing and automated-decision technology. Open Lending incurs no credit risk and offers a fee-based platform that enables lenders to assess the creditworthiness of car buyers more accurately. The stock was down due in part to extremely low dealer-inventory levels resulting from supply-chain issues and production slowdowns at auto manufacturers. Also, price increases and rising interest rates have been especially tough on car buyers with below-prime credit. Despite these challenges, we like that Open Lending has a strong business model and continues to grow its partner network — which should be beneficial as inventory levels normalize. Moreover, the stock is particularly inexpensive in our view.

Stock selections in the consumer-discretionary sector detracted from relative performance, with YETI Holdings, Inc. leading the way on the downside. The stock fell after management reported that rising operating costs, largely tied to higher shipping and logistics costs, were affecting profitability. An announcement that the CFO was stepping down also weighed on the stock. Despite the near-term issues, we continue to like the company. YETI designs and distributes coolers, beverage holders, seat cushions and other outdoor recreational gear. We believe the company has plenty of headroom to grow as its name recognition increases and more consumers come to appreciate the durability of its products.

On the positive side, the Fund benefited from having two holdings acquired at a premium during the period. Resolute Forest Products, Inc., a producer of lumber and other wood products, entered into an agreement to be acquired by a Canadian paper company. Biopharmaceutical company ChemoCentryx, Inc. agreed to be taken over by major drugmaker Amgen.

OUTLOOK

Investor sentiment was very depressed as the period ended, reflecting the heightened uncertainty hanging over the market. Until investors get a clearer idea of when inflation will turn lower and how far the Fed will go before it stops tightening monetary policy, it’s unlikely that we’ll see a sustained rally in stocks.

Although these conditions point to continued challenges for the market, we think our portfolio of value stocks is well-positioned to withstand a less favorable environment. Our companies tend to be higher quality than the average benchmark company and have more stable growth prospects than the overall small-cap value investment universe.

Our response to current circumstances is to do what we’ve always done: remain focused on finding undervalued companies that we believe can stand on their own in virtually any environment, rather than attempting to predict the direction of larger trends. In this way, we can use a down market to our advantage by purchasing shares of companies that we wouldn’t typically expect to find in value territory. We believe this approach will hold us in good stead as the broader macroeconomic picture comes into focus over the coming months.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Small Cap Value (WMCVX) — Investor	-24.18%	3.70%	9.65%

Small Cap Value (WICVX) — Institutional	-24.15%	3.84%	9.78%

Russell 2000® Value Index	-17.69%	2.87%	7.94%

Russell 2000® Index	-23.50%	3.55%	8.55%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.16% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Kadant, Inc.	4.0%

Ensign Group, Inc.	3.6%

Bank OZK	3.3%

Altra Industrial Motion Corp.	2.8%

Medpace Holdings, Inc.	2.7%

Company	% of Net Assets

National Storage Affiliates Trust	2.6%

ServisFirst Bancshares, Inc.	2.6%

Innospec, Inc.	2.5%

Nova Ltd.	2.4%

Hamilton Lane, Inc., Class A	2.3%

*

As of September 30, 2022, there were 64 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

For the 12-month period ended September 30, 2022, the Wasatch Ultra Growth Fund — Investor Class declined -41.70%. The Fund underperformed the benchmark Russell 2000® Growth Index, which fell -29.27%. Stocks of small U.S. growth companies endured steep losses against an inflationary backdrop worsened by Russia’s war in Ukraine and ongoing supply-chain constraints.

Rising interest rates posed strong headwinds for growth stocks as the Federal Reserve (Fed) tightened monetary policy to rein in inflation. Because cash flows of growth companies typically occur further into the future, higher rates make the income streams of these businesses less valuable in the present, lowering their valuations. Equities also faced mounting concerns that overly aggressive tightening by the Fed and other central banks might tip the global economy into recession. Weakness in the stock market was broad-based, with every sector of the benchmark except energy posting a negative return for the period.

DETAILS OF THE YEAR

Over the past 12 months, the macro-driven investment environment didn’t favor our investment approach, which is based on company fundamentals and bottom-up stock picking. Industrials, information technology (IT), consumer staples and financials were the primary sources of underperformance relative to the benchmark. Our stocks in these areas declined more than the corresponding sectors of the Index.

The greatest detractor from Fund performance for the period was Kornit Digital Ltd. The company makes machines for the environmentally sustainable printing of designs and images on clothing and fabrics. A post-Covid slowdown in the e-commerce segment of Kornit’s business impacted earnings and forward guidance during the period. Despite current headwinds, we believe Kornit will benefit as its on-demand technology attracts customers seeking to shore up supply chains and bring production closer to end markets.

Freshpet, Inc. was also a significant detractor. The company is the undisputed leader in refrigerated premium pet food, which we consider a “growth staple.” Supply-chain challenges, rising costs and shortages of labor and materials have crimped Freshpet’s sales and earnings. We believe the current difficult environment may strengthen Freshpet’s competitive position and help make the company even more dominant over time.

Health care accounted for most contributors to Fund performance, including the top two — ChemoCentryx, Inc. and Intra-Cellular Therapies, Inc., respectively. ChemoCentryx develops orally administered drugs to treat autoimmune diseases, inflammatory disorders and cancer. Shares of the company rose sharply in October after its lead drug candidate received Food and Drug Administration (FDA) approval. The stock jumped again in August after ChemoCentryx agreed to be acquired by a major drugmaker.

Intra-Cellular develops therapeutics for disorders of the central nervous system. News that the FDA had approved the company’s anti-psychotic drug, Caplyta,® sent Intra-Cellular’s stock price higher in December. Robust prescription growth for Caplyta helped support the stock for most of the remainder of the period.

OUTLOOK

After four decades of secular decline in interest rates, the most pressing question for equities is one that many investors have never had to face: “How much higher will rates have to go to subdue inflation, and when will they get there?” The question is important because the stock market is a mechanism for discounting the future. Without additional clarity about the ultimate impact of higher interest rates on asset valuations and the economy, it’s impossible to know whether current prices adequately reflect the intrinsic risks. The potential outcomes from inflation, stagflation or recession are wide — and unintended consequences have yet to be revealed.

Instead, we choose to focus on what we do know: our companies. Despite broad weakness in stock prices, the Fund’s holdings continue to exhibit the quality and growth characteristics that first attracted us to them. While some of our holdings face headwinds from inflation, supply-chain issues and other macro forces, we see a clear path for them to weather these short-term challenges and continue or resume their growth trajectory in the near future.

Valuations rightly came down as higher interest rates and other bad news were priced into the market, but growth stocks sold off indiscriminately — regardless of company fundamentals. Consequently, our portfolio looks more attractive from a valuation standpoint than it has in years, and we’ve been able to invest in companies that looked much too expensive just nine months ago.

While we’re finding lots of great investment opportunities, we’re not yet ready to say we’re out of the woods. Macro forces could continue pressuring growth stocks for some time, and it’s impossible to predict when circumstances will improve. To ensure the Fund is well-positioned when circumstances change, we’ll continue to validate the growth and valuation metrics of our holdings. When markets are no longer burdened by macro factors, we have confidence our investors will be rewarded for sticking with us.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

Ultra Growth (WAMCX) — Investor	-41.70%	11.58%	12.93%

Ultra Growth (WGMCX) — Institutional	-41.62%	11.64%	12.96%

Russell 2000® Growth Index	-29.27%	3.60%	8.81%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are Investor Class: 1.16% / Institutional Class — Gross: 1.06%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2020 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2020 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

Intra-Cellular Therapies, Inc.	3.9%

Freshpet, Inc.	3.4%

Paylocity Holding Corp.	3.3%

Silk Road Medical, Inc.	3.2%

Five Below, Inc.	3.1%

Company	% of Net Assets

Bank OZK	3.0%

Floor & Decor Holdings, Inc., Class A	2.9%

CyberArk Software Ltd.	2.7%

Inspire Medical Systems, Inc.	2.7%

Balchem Corp.	2.5%

*

As of September 30, 2022, there were 75 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch U.S. Select Fund is managed by a team of Wasatch portfolio managers led by Mike Valentine, Paul Lambert, Austin Bone and Mick Rasmussen.

Mike Valentine Portfolio Manager Austin Bone Portfolio Manager	Paul Lambert Portfolio Manager Mick Rasmussen Portfolio Manager

OVERVIEW

The Wasatch U.S. Select Fund launched on June 13, 2022. For the period since inception through September 30, 2022, the Fund’s Investor Class shares declined -2.60%. The Fund underperformed its primary benchmark, the Russell 3000® Growth Index, which was down -0.87%.

DETAILS OF THE PERIOD

From a sector perspective, the Fund’s underperformance relative to the benchmark in the since-inception period was primarily impacted by stock-price weakness among our holdings in the consumer-discretionary and health-care sectors. Conversely, the positive return of our group of information-technology (IT) holdings compared favorably to the corresponding sector of the benchmark, which was in negative territory. IT is the most heavily weighted sector in the Fund, but we’re underweighted versus the Index.

The largest detractor from Fund performance during the period was Neogen Corp. The company provides products to food and animal producers that help keep the world’s food supply safe from pathogens and other risks. Although rising costs for freight and supply-chain management have impacted gross margins, we don’t think Neogen is any more vulnerable than competitors. Additionally, we believe Neogen’s margin erosion is temporary because the company’s products are still in strong demand. Another factor that may have weighed on the stock was Neogen’s acquisition of 3M’s food-safety business, which has increased the debt on the balance sheet. For our part, we think the acquisition was strategically sound and we view the debt level as reasonable.

YETI Holdings, Inc. was another detractor. In August, the company reported strong growth for the first half of 2022, with revenues up 18% from the first six months of last year. However, the stock was down after management noted that rising operating costs, largely tied to higher shipping and logistics costs, were affecting profitability. An announcement that the CFO was stepping down also hindered the stock. Despite the near-term issues, we continue to like the company. YETI designs and distributes coolers, beverage holders, seat cushions and other outdoor recreational gear. We believe the company has plenty of headroom to grow as its name recognition increases and more consumers come to appreciate the durability of its products.

Paylocity Holding Corp. was the top contributor to Fund performance during the period. The stock was up substantially after the company reported revenue and earnings that topped consensus expectations. We continue to like the strong recurring revenue streams associated with the company’s cloud-based payroll and human-capital-management software targeted at smaller businesses. In addition, since Paylocity holds significant customer cash on its balance sheet, earnings get a boost in a rising interest-rate environment. While that advantage is an attractive sweetener, it’s not a reason why we own the company. Instead, we value Paylocity for its core operations.

Avalara, Inc., a provider of tax-compliance automation software, was another top contributor. The company specializes in solutions that help clients manage their sales taxes. Recently, Avalara announced that it would be acquired by Vista Equity Partners, a private-equity firm. We sold the stock on the news.

OUTLOOK

There’s no doubt that significant fears still exist among investors. Broadly speaking, these fears relate to persistently high inflation, rising interest rates, the possibility of recessions around the world, the war in Ukraine and ongoing supply-chain challenges — exacerbated by China’s zero-Covid policy.

The main offset to these fears is that many of our companies have stocks trading at some of the best valuations in more than a decade. As a result, we’re excited about their return prospects going forward. While it’s true that macro forces can keep a lid on valuations for a period of time, it’s impossible to predict the direction of such forces. And even moderately good news on the macro front could trigger unexpected spikes in stock prices.

As portfolio managers, there’s nothing we can do to control macro forces or the timing of the returns on our stocks. We’re looking beyond what we can’t control and doubling down on what we can control. We’re taking care to ensure that the investment thesis for each of our companies is still sound in order to avoid negative earnings surprises. We’re also on the road visiting management teams at their places of business. We believe these efforts will lay the groundwork for better returns over longer time horizons.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

Wasatch U.S. Select Fund (WAUSX / WGUSX)	SEPTEMBER 30, 2022

Portfolio Summary

TOTAL RETURNS

Since Inception 6/13/2022

U.S. Select (WAUSX) — Investor	-2.60%

U.S. Select (WGUSX) — Institutional	-2.70%

Russell 3000® Growth Index	-0.87%

Russell Midcap® Growth Index	1.50%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated June 13, 2022, the Total Annual Fund Operating Expenses for the Wasatch U.S. Select Fund are Investor Class — Gross: 1.08%, Net: 1.00% / Institutional Class — Gross: 0.92%, Net: 0.85%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging and frontier markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets

AMETEK, Inc.	4.2%

Balchem Corp.	4.1%

HEICO Corp., Class A	3.9%

Ensign Group, Inc.	3.9%

Amphenol Corp., Class A	3.9%

Company	% of Net Assets

Roper Technologies, Inc.	3.7%

Bank OZK	3.7%

Copart, Inc.	3.5%

Old Dominion Freight Line, Inc.	3.5%

HealthEquity, Inc.	3.4%

*

As of September 30, 2022, there were 35 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

††Inception: June 13, 2022. Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2022

Management Discussion

The Wasatch-Hoisington U.S. Treasury Fund is sub-advised by Hoisington Investment Management Company (HIMCo).

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

Thirty-year Treasury bond yields closed at 3.76% on September 30, 2022, up from 2.04% one year ago. For the 12 months ended September 30, 2022, the Wasatch-Hoisington U.S. Treasury Fund fell -29.44%. The benchmark Bloomberg US Aggregate Bond Index posted a -14.60% decline for the same period, a record-setting loss.

DETAILS OF THE YEAR

The rise in yields of 30-year U.S. Treasury bonds was part of a global bond rout. The 30-year yield on German bunds rose almost identically to their U.S. Treasury counterpart. Thirty-year French and United Kingdom government-bond yields rose 0.22 percentage point and 2.57 percentage points more, respectively, than those in the United States. Returns on European bonds for U.S. investors were made even worse because the dollar rallied sharply. The larger bond-yield increases in Europe served to push U.S. yields higher as the Federal Reserve (Fed) raised the key federal-funds rate at a record-setting pace in response to the fastest advance in U.S. inflation in about four decades. Rising inflation reflected supply-side disruptions from the Covid-19 pandemic, Russia’s invasion of Ukraine, and overly stimulative monetary and fiscal policies. Although the inflation rate remained well above the Fed’s 2% target as the fiscal year ended, clear signs suggest that U.S. inflation peaked in the early summer.

OUTLOOK

For the National Bureau of Economic Research (NBER) business cycle dating committee (comprised of leading U.S. business cycle economists), recessions and expansions are determined by seven indicators. In the current cycle, most of these indicators are already declining. The average of real gross domestic product (GDP) and gross domestic income (GDI) declined in the first and second quarters of 2022, suggesting that the drop in real GDP was not a fluke. The weighted average of GDP and GDI is the broadest measure of economic performance of the seven components in the NBER measuring standard. The most notable exceptions to the recessionary tendency are the two employment measures, but both are lagging rather than coincident indicators. With jobs rising and aggregate demand falling, productivity is slumping at a record pace. This is a sign of job hoarding, an effect that will sharply erode profits if continued. Real personal consumption expenditures are also still positive, but a severe drop in the personal saving rate to 3.4% in the second quarter of 2022 suggests that household budgets are under considerable strain and weakness in spending is coming. When the labor markets turn down, consumers will feel even greater urgency to live within their means.

Preliminary and very incomplete third-quarter data show that real GDP has improved while real GDI has deteriorated. The key elements of real domestic final demand — big-ticket consumer purchases, housing and business fixed investment — decreased in the third calendar quarter. A significant reduction in the United States’ current-account deficit is a sign of future economic weakness. Exports are faltering because of serious recessions in major foreign economies and because U.S. firms are cutting imports. Such disparities are a common occurrence at the turn from economic expansion to recession.

Other troubling signs that a recession is on the way include an across-the-board weakening in rail, trucking and ocean-going freight and a long and diversified list of corporate profit warnings. The index of leading economic indicators (LEI), which peaked in February and has declined for six consecutive months, points to a recession around the turn of the year. Moreover, the yield-curve inversion is consistent with a recession next year.

Even though the Fed failed to contain inflation in 2020–21, members of the Federal Open Market Committee (FOMC) support Fed Chairman Jerome Powell’s view that inflation is of paramount importance to deliver a rising standard of living for all. If the Fed were to abandon its commitment to achieving the inflation rate target, the FOMC would suffer a major double blow to its integrity. If the Fed were not to achieve its target, another consequence would be allowing an emergent money/price/wage spiral to become entrenched, causing a dismal replay of the two-decade span from the early 1960s to the early 1980s. Based on these considerations, the Fed should be expected to adhere to its current course of raising interest rates to bring inflation under control.

The long-term Treasury market (bonds with maturities longer than 20 years) is in the zone of digesting the rapid inflation of the past several quarters, and future Fed rate hikes. Barring any capitulation in the Fed’s determination to quell inflation, we believe long Treasuries will increasingly reflect the looming recession and its deflationary circumstances.

Thank you for the opportunity to manage your assets.

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2022

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	5 Years	10 Years

U.S. Treasury	-29.44%	-2.22%	0.15%

Bloomberg US Aggregate Bond Index	-14.60%	-0.27%	0.89%

Data show past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit wasatchglobal.com. The Advisor may absorb certain Fund expenses, without which total returns would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2022 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.66%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch will deduct a 2.00% redemption fee on Fund shares held 60 days or less. Performance data do not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 1.250%	5/15/50	24.2%

U.S. Treasury Bond, 1.375%	8/15/50	22.6%

U.S. Treasury Bond, 1.875%	11/15/51	16.3%

U.S. Treasury Bond, 2.250%	8/15/46	13.8%

Holding	Maturity Date	% of Net Assets

U.S. Treasury Bond, 3.000%	8/15/48	13.4%

U.S. Treasury Bond, 2.500%	2/15/45	5.9%

U.S. Treasury Bond, 2.250%	8/15/49	2.4%

*

As of September 30, 2022, there were 7 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees.

Wasatch Funds Management Discussions

DEFINITIONS OF FINANCIAL TERMS

Aggregate demand (AD) is the total amount of goods and services demanded in the economy at a given overall price level and in a given time period.

Alpha is a risk-adjusted measure of the so-called “excess return” on an investment. It is a common measure of assessing an active manager’s performance as it is the return in excess of a benchmark index or “risk-free” investment. The difference between the fair and actually expected rates of return on a stock is called the stock’s alpha.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

The S&P Bombay Stock Exchange Sensitive Index (S&P BSE Sensex Index) is a free float market capitalization-weighted stock market index of 30 well-established and financially sound companies listed on BSE (Bombay Stock Exchange) Ltd. The 30 component companies, which are some of the largest and most actively traded stocks, are representative of various industrial sectors of the Indian economy.

CFA® stands for Chartered Financial Analyst and is a trademark owned by the CFA Institute.

The “cloud” is the internet. Cloud-computing is a model for delivering information-technology services in which resources are retrieved from the internet through web-based tools and applications, rather than from a direct connection to a server.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Diversification does not eliminate the risk of experiencing investment losses.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Fallen Angel is a Wasatch term for a company with a solid long-term growth history and outlook whose current earnings have gotten off track.

The federal funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The Federal Open Market Committee (FOMC), a component of the Federal Reserve System, is charged under United States law with overseeing the nation’s open market operations. Open market operations are the means of implementing monetary policy by which a central bank controls the short-term interest rate and the supply of base money in an economy, and thus indirectly the total money supply.

Gross domestic income (GDI) is the sum of all income earned while producing goods and services within a nation’s borders. GDI is a lesser-known calculation statistic used by the Federal Reserve Bank to gauge economic activity based on income.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The Index of Leading Economic Indicators (LEI) is a system of analysis that evaluates economic data in order to try to forecast future economic trends. An economic indicator, or business indicator, is a statistic expressing the performance level of a specific sector of the economy. By studying economic indicators, economists, business experts, and government officials are able to make informed predictions about whether the economy will be strong or weak in the foreseeable future.

The National Bureau of Economic Research (NBER) is a research organization dedicated to promoting a greater understanding of how the economy works.

Net interest margin is typically used for a bank or an investment firm that invests depositors’ money, allowing for an interest margin between what is paid to the bank’s client and what is made from the borrower of the funds. A positive net interest margin indicates that an entity has invested its funds efficiently, while a negative net interest margin implies that the funds have not been invested efficiently.

The price/earnings (P/E) ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Revenue growth is the increase in sales over a specified period of time, not necessarily one year.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Undiscovered Gems is a Wasatch term for companies that have little or no coverage by Wall Street analysts.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

SEPTEMBER 30, 2022

INDEX DESCRIPTIONS AND DISCLOSURES

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage [ARM] pass-throughs), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The MSCI AC (All Country) World Index captures large- and mid-cap representation across 23 developed-market and 24 emerging-market countries.

The MSCI AC (All Country) World ex USA Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float adjusted market capitalization index designed to measure the performance of small-capitalization securities.

The MSCI AC (All Country) World Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed-market countries and 24 emerging-market countries.

The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). The index covers about 85% of this China equity universe. Currently, the index includes large-cap A and mid-cap A shares represented at 20% of their free float adjusted market capitalization.

The MSCI EAFE Index is an unmanaged index and includes reinvestment of all dividends of issuers located in 21 developed-market countries, excluding the U.S. and Canada. This index is a free float adjusted market capitalization index designed to measure the performance of mid-cap and large-cap securities.

The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 emerging-market countries.

The MSCI Emerging Markets Small Cap Index captures small-cap representation across 24 emerging-market countries.

The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float adjusted market capitalization indexes designed to measure equity market performance in the global frontier and emerging markets.

The MSCI India Investable Market Index (IMI) covers all investable large-, mid- and small-cap securities across India, targeting approximately 99% of the Indian market’s free float adjusted market capitalization.

The MSCI World ex USA Index captures large- and mid-cap representation across 22 of 23 developed market countries, excluding the United States.

The MSCI World ex USA Small Cap Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The FTSE 3-Month US Treasury Bill Index is intended to track the daily performance of 3-month U.S. Treasury bills.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Index is a market-cap weighted index that includes the smallest 2,500 small- and mid-cap stocks covered in the broad-based Russell 3000 of U.S.-based listed equities.

The Russell 2000 Index is an unmanaged total-return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely used in the industry to measure the performance of small-company stocks.

The Russell 2000 Growth Index measures the performance of Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization.

Wasatch Funds Management Discussions	SEPTEMBER 30, 2022

INDEX DESCRIPTIONS AND DISCLOSURES (continued)

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Pertaining to the use of Russell information. All rights in the Russell 3000, Russell 2500, Russell 2000, Russell 2000 Growth, Russell 2000 Value, Russell Microcap and Russell Midcap Growth indexes vest in the relevant London Stock Exchange Group PLC (collectively, the “LSE Group”), which owns these indexes. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. These indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of any Wasatch portfolio. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from any Wasatch portfolio or the suitability of these indexes for the purpose to which they are being put by Wasatch Global Investors.

Indexes are unmanaged. Investors cannot invest directly in these or any indexes.

Wasatch Funds	SEPTEMBER 30, 2022

Operating Expenses

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2022	End of Period September 30, 2022
Core Growth Fund — Investor Class
Actual	$1,000.00	$771.00	$5.42	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.17	1.22%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$771.80	$4.71	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Emerging India Fund — Investor Class
Actual	$1,000.00	$881.80	$7.45	1.58%
Hypothetical (5% before expenses)	$1,000.00	$1,017.15	$7.99	1.58%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$883.10	$6.75	1.43%
Hypothetical (5% before expenses)	$1,000.00	$1,017.90	$7.23	1.43%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$711.50	$6.39	1.49%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.54	1.49%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$712.60	$5.11	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.02	1.19%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$718.00	$8.74	2.03%
Hypothetical (5% before expenses)	$1,000.00	$1,014.89	$10.25	2.03%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$718.40	$7.88	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$718.50	$9.31	2.16%
Hypothetical (5% before expenses)	$1,000.00	$1,014.24	$10.91	2.16%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$716.80	$8.65	2.01%
Hypothetical (5% before expenses)	$1,000.00	$1,014.99	$10.15	2.01%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$740.20	$6.85	1.57%
Hypothetical (5% before expenses)	$1,000.00	$1,017.20	$7.94	1.57%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$740.30	$5.98	1.37%
Hypothetical (5% before expenses)	$1,000.00	$1,018.20	$6.93	1.37%
Global Select Fund — Investor Class
Actual	$1,000.00	$745.70	$5.91	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
Global Select Fund — Institutional Class
Actual	$1,000.00	$747.50	$4.16	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Global Value Fund — Investor Class
Actual	$1,000.00	$834.90	$5.06	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Global Value Fund — Institutional Class
Actual	$1,000.00	$835.30	$4.37	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Greater China Fund — Investor Class
Actual	$1,000.00	$756.00	$7.79	1.77%
Hypothetical (5% before expenses)	$1,000.00	$1,016.19	$8.95	1.77%
Greater China Fund — Institutional Class
Actual	$1,000.00	$756.30	$6.69	1.52%
Hypothetical (5% before expenses)	$1,000.00	$1,017.45	$7.69	1.52%

Wasatch Funds

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2022	End of Period September 30, 2022
International Growth Fund — Investor Class
Actual	$1,000.00	$691.90	$6.23	1.47%
Hypothetical (5% before expenses)	$1,000.00	$1,017.70	$7.44	1.47%
International Growth Fund — Institutional Class
Actual	$1,000.00	$692.50	$5.73	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$725.40	$8.61	1.99%
Hypothetical (5% before expenses)	$1,000.00	$1,015.09	$10.05	1.99%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$724.40	$8.39	1.94%
Hypothetical (5% before expenses)	$1,000.00	$1,015.34	$9.80	1.94%
International Select Fund — Investor Class
Actual	$1,000.00	$739.80	$5.67	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
International Select Fund — Institutional Class
Actual	$1,000.00	$741.00	$3.93	0.90%
Hypothetical (5% before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Long/Short Alpha Fund — Investor Class
Actual	$1,000.00	$897.40	$12.27	2.58%
Hypothetical (5% before expenses)	$1,000.00	$1,012.13	$13.01	2.58%
Long/Short Alpha Fund — Institutional Class
Actual	$1,000.00	$899.40	$11.09	2.33%
Hypothetical (5% before expenses)	$1,000.00	$1,013.39	$11.76	2.33%
Micro Cap Fund — Investor Class
Actual	$1,000.00	$752.60	$7.43	1.69%
Hypothetical (5% before expenses)	$1,000.00	$1,016.60	$8.54	1.69%
Micro Cap Fund — Institutional Class
Actual	$1,000.00	$752.60	$7.16	1.63%
Hypothetical (5% before expenses)	$1,000.00	$1,016.90	$8.24	1.63%
Micro Cap Value Fund — Investor Class
Actual	$1,000.00	$781.50	$7.82	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.29	$8.85	1.75%
Micro Cap Value Fund — Institutional Class
Actual	$1,000.00	$782.70	$7.15	1.60%
Hypothetical (5% before expenses)	$1,000.00	$1,017.05	$8.09	1.60%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$713.90	$5.07	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$714.30	$4.51	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$789.30	$5.25	1.17%
Hypothetical (5% before expenses)	$1,000.00	$1,019.20	$5.92	1.17%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$789.10	$4.75	1.06%
Hypothetical (5% before expenses)	$1,000.00	$1,019.75	$5.37	1.06%
Ultra Growth Fund — Investor Class
Actual	$1,000.00	$714.40	$5.20	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Ultra Growth Fund — Institutional Class
Actual	$1,000.00	$715.00	$4.51	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

Wasatch Funds	SEPTEMBER 30, 2022

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2022	End of Period September 30, 2022
U.S. Select Fund — Investor Class
Actual	$1,000.00	$974.00	$2.98	1.01%
Hypothetical (5% before expenses)	$1,000.00	$1,011.92	$3.03	1.01%
U.S. Select Fund — Institutional Class
Actual	$1,000.00	$973.00	$2.53	0.86%
Hypothetical (5% before expenses)	$1,000.00	$1,012.36	$2.58	0.86%
U.S. Treasury Fund — Investor Class
Actual	$1,000.00	$763.20	$3.05	0.69%
Hypothetical (5% before expenses)	$1,000.00	$1,021.61	$3.50	0.69%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (182/365), except for the U.S. Select Fund, which has 109 days in the most recent fiscal period due to its inception date of June 13, 2022.

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.6%

	Application Software 8.5%
2,559,613	Clearwater Analytics Holdings, Inc., Class A*	$42,975,902
659,354	Five9, Inc.*	49,438,363
539,815	Guidewire Software, Inc.*	33,241,808
297,989	Paylocity Holding Corp.*	71,988,183
805,382	Q2 Holdings, Inc.*	25,933,300

		223,577,556

	Asset Management & Custody Banks 6.3%
888,453	Cohen & Steers, Inc.	55,643,812
1,292,237	Focus Financial Partners, Inc., Class A*	40,718,388
1,166,961	Hamilton Lane, Inc., Class A	69,562,545

		165,924,745

	Auto Parts & Equipment 3.4%
385,590	Fox Factory Holding Corp.*	30,492,457
3,700,240	Holley, Inc.*	14,985,972
692,004	XPEL, Inc.*	44,592,738

		90,071,167

	Building Products 4.0%
3,860,683	Janus International Group, Inc.*	34,437,292
1,629,236	Trex Co., Inc.*	71,588,630

		106,025,922

	Commodity Chemicals 1.4%
1,498,713	Valvoline, Inc.	37,977,387

	Data Processing & Outsourced Services 1.3%
457,359	Euronet Worldwide, Inc.*	34,649,518

	Distillers & Vintners 1.0%
1,764,458	Duckhorn Portfolio, Inc.*	25,461,129

	Distributors 2.5%
205,083	Pool Corp.	65,259,461

	Electronic Equipment & Instruments 2.3%
524,038	Novanta, Inc.*	60,604,995

	Electronic Manufacturing Services 1.7%
462,064	Fabrinet*	44,104,009

	Financial Exchanges & Data 3.8%
367,316	Morningstar, Inc.	77,988,533
2,843,303	Open Lending Corp., Class A*	22,860,156

		100,848,689

	General Merchandise Stores 1.3%
669,115	Ollie’s Bargain Outlet Holdings, Inc.*	34,526,334

	Health Care Facilities 3.4%
1,125,144	Ensign Group, Inc.	89,448,948

	Health Care Supplies 1.9%
3,565,775	Neogen Corp.*	49,813,877

Shares		Value

	Home Improvement Retail 1.7%
617,134	Floor & Decor Holdings, Inc., Class A*	$43,359,835

	Homebuilding 1.1%
351,806	Installed Building Products, Inc.	28,492,768

	Industrial Machinery 11.7%
2,006,863	Altra Industrial Motion Corp.	67,470,734
991,054	Helios Technologies, Inc.	50,147,332
501,183	Kadant, Inc.	83,602,336
812,901	Kornit Digital Ltd.*	21,631,296
407,279	RBC Bearings, Inc.*	84,636,649

		307,488,347

	Insurance Brokers 1.6%
621,017	Goosehead Insurance, Inc., Class A*	22,133,046
2,220,087	Hagerty, Inc., Class A*	19,958,582

		42,091,628

	Interactive Media & Services 1.4%
2,298,284	ZipRecruiter, Inc., Class A*	37,921,686

	Investment Banking & Brokerage 1.2%
967,956	Moelis & Co., Class A	32,726,592

	IT Consulting & Other Services 2.3%
327,693	Globant SA*	61,304,806

	Leisure Products 2.1%
1,237,105	Topgolf Callaway Brands Corp.*	23,826,643
1,072,812	YETI Holdings, Inc.*	30,596,598

		54,423,241

	Life Sciences Tools & Services 5.4%
400,917	ICON PLC*	73,680,526
437,112	Medpace Holdings, Inc.*	68,700,893

		142,381,419

	Managed Health Care 3.2%
1,258,571	HealthEquity, Inc.*	84,538,214

	Metal & Glass Containers 1.3%
1,329,813	TriMas Corp.	33,338,412

	Packaged Foods & Meats 1.0%
529,202	Freshpet, Inc.*	26,507,728

	Pharmaceuticals 1.1%
611,417	Intra-Cellular Therapies, Inc.*	28,449,233

	Regional Banks 5.5%
2,329,377	Bank OZK	92,150,154
1,134,695	Webster Financial Corp.	51,288,214

		143,438,368

	Research & Consulting Services 0.9%
2,608,777	LegalZoom.com, Inc.*	22,357,219

	Semiconductors 1.0%
75,045	Monolithic Power Systems, Inc.	27,271,353

Wasatch Core Growth Fund (WGROX / WIGRX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Specialized Consumer Services 1.0%
2,986,337	Mister Car Wash, Inc.*	$25,622,771

	Specialized REITs 1.5%
929,366	National Storage Affiliates Trust	38,643,038

	Specialty Chemicals 4.4%
580,181	Balchem Corp.	70,538,406
541,668	Innospec, Inc.	46,404,698

		116,943,104

	Specialty Stores 3.4%
648,644	Five Below, Inc.*	89,298,820

	Systems Software 2.5%
445,317	CyberArk Software Ltd.*	66,770,831

	Trucking 1.5%
212,364	Saia, Inc.*	40,349,160

	Total Common Stocks (cost $2,452,710,542)	2,622,012,310

	WARRANTS 0.1%

	Insurance Brokers 0.1%
540,000	Hagerty, Inc., expiring, 12/2/2026 * *** †	1,058,400

	Total Warrants (cost $1,859,173)	1,058,400

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$10,622,074	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $11,198,500 of United States Treasury Notes 3.00% due 7/15/25; value: $10,834,549; repurchase proceeds: $10,622,808 (cost $10,622,074)	$10,622,074

	Total Short-Term Investments (cost $10,622,074)	10,622,074

	Total Investments (cost $2,465,191,789) 100.1%	2,633,692,784

	Liabilities less Other Assets (0.1%)	(1,570,329)

	Net Assets 100.0%	$2,632,122,455

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2022, amounted to approximately $1,058,400, and represented 0.04% of net assets.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Ireland	2.8
Israel	3.4
United States	93.8

TOTAL	100.0%

Wasatch Emerging India Fund (WAINX / WIINX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.1%

	Apparel Retail 6.3%
1,979,365	Trent Ltd.	$34,323,644

	Apparel, Accessories & Luxury Goods 4.0%
35,176	Page Industries Ltd.	21,806,523

	Commodity Chemicals 2.8%
2,031,705	Berger Paints India Ltd.	15,333,039

	Consumer Finance 9.9%
599,154	Bajaj Finance Ltd.	53,533,195

	Diversified Banks 9.2%
1,883,991	HDFC Bank Ltd.	32,641,071
780,288	Kotak Mahindra Bank Ltd.	17,318,087

		49,959,158

	Food Retail 5.5%
560,980	Avenue Supermarts Ltd.*	30,011,819

	Health Care Services 8.6%
932,448	Dr. Lal PathLabs Ltd.	28,676,829
3,178,246	Vijaya Diagnostic Centre Pvt. Ltd.	17,898,930

		46,575,759

	Industrial Machinery 8.5%
8,100,619	Elgi Equipments Ltd.	41,634,344
174,408	GMM Pfaudler Ltd.	4,109,813

		45,744,157

	Interactive Media & Services 2.0%
227,333	Info Edge India Ltd.	10,684,528

	IT Consulting & Other Services 14.1%
559,911	Larsen & Toubro Infotech Ltd.	30,331,494
832,179	Mindtree Ltd.	31,885,349
363,294	Persistent Systems Ltd.	14,312,551

		76,529,394

	Life Sciences Tools & Services 3.9%
466,853	Divi’s Laboratories Ltd.	21,136,612

	Property & Casualty Insurance 3.2%
1,226,812	ICICI Lombard General Insurance Co. Ltd.	17,287,154

	Regional Banks 6.5%
4,692,444	AU Small Finance Bank Ltd.	35,453,482

	Research & Consulting Services 4.9%
605,893	L&T Technology Services Ltd.	26,402,267

	Specialty Chemicals 3.1%
415,677	Asian Paints Ltd.	16,993,551

	Systems Software 2.3%
118,874	Tata Elxsi Ltd.	12,373,602

Shares		Value

	Thrifts & Mortgage Finance 4.3%
839,803	Aavas Financiers Ltd.*	$23,017,950

	Total Common Stocks (cost $354,798,271)	537,165,834

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.9%

	Repurchase Agreement 3.9%
$20,897,035	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $17,667,500 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $21,315,059; repurchase proceeds: $20,898,480 (cost $20,897,035)	$20,897,035

	Total Short-Term Investments (cost $20,897,035)	20,897,035

	Total Investments (cost $375,695,306) 103.0%§	558,062,869

	Liabilities less Other Assets (3.0%)	(16,470,417)

	Net Assets 100.0%	$541,592,452

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 99.18%.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.6%

	Airport Services 3.6%
974,740	Grupo Aeroportuario del Pacifico SAB de CV, Class B	$12,320,071

	Apparel Retail 3.2%
634,615	Trent Ltd.	11,004,691

	Apparel, Accessories & Luxury Goods 2.9%
16,149	Page Industries Ltd.	10,011,188

	Consumer Finance 7.8%
300,334	Bajaj Finance Ltd.	26,834,234

	Data Processing & Outsourced Services 3.5%
587,675	Dlocal Ltd.*	12,059,091

	Diversified Banks 9.9%
1,226,097	HDFC Bank Ltd.	21,242,734
2,910,839	NU Holdings Ltd., Class A*	12,807,692

		34,050,426

	Drug Retail 2.0%
1,665,730	Raia Drogasil SA	7,018,833

	Electrical Components & Equipment 8.7%
393,765	Voltronic Power Technology Corp.	17,317,997
2,102,302	WEG SA	12,525,696

		29,843,693

	Health Care Services 2.2%
246,740	Dr. Lal PathLabs Ltd.	7,588,328

	Industrial Machinery 2.4%
206,691	Airtac International Group	4,728,937
372,722	Techtronic Industries Co. Ltd.	3,556,560

		8,285,497

	Interactive Home Entertainment 2.9%
178,743	Sea Ltd., ADR*	10,018,545

	Internet & Direct Marketing Retail 9.2%
224,500	Meituan, Class B*	4,718,191
24,461	MercadoLibre, Inc.*	20,248,327
405,825	momo.com, Inc.	6,772,442

		31,738,960

	IT Consulting & Other Services 8.6%
105,393	Globant SA*	19,716,922
182,497	Larsen & Toubro Infotech Ltd.	9,886,226

		29,603,148

	Life & Health Insurance 2.1%
1,274,555	Discovery Ltd.*	7,358,101

Shares		Value

	Life Sciences Tools & Services 4.4%
120,663	Divi’s Laboratories Ltd.	$5,462,976
191,338	Hangzhou Tigermed Consulting Co. Ltd., Class A	2,449,374
1,213,813	Wuxi Biologics Cayman, Inc.*	7,225,637

		15,137,987

	Property & Casualty Insurance 0.7%
593,544	Qualitas Controladora SAB de CV	2,447,619

	Regional Banks 3.4%
1,521,110	AU Small Finance Bank Ltd.	11,492,656

	Semiconductor Equipment 3.0%
101,200	Lasertec Corp.	10,178,889

	Semiconductors 9.1%
208,894	ASPEED Technology, Inc.	11,497,023
96,850	SG Micro Corp., Class A	1,917,234
1,031,836	Silergy Corp.	13,457,146
915,042	Sino Wealth Electronic Ltd., Class A	4,272,805

		31,144,208

	Specialized Finance 4.1%
2,434,891	Chailease Holding Co. Ltd.	13,908,375

	Specialty Chemicals 2.1%
178,766	Asian Paints Ltd.	7,308,244

	Systems Software 0.8%
24,743	Tata Elxsi Ltd.	2,575,500

	Total Common Stocks (cost $438,037,497)	331,928,284

Wasatch Emerging Markets Select Fund (WAESX / WIESX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.6%

	Repurchase Agreement 3.6%
$12,309,784	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $10,407,400 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $12,556,069; repurchase proceeds: $12,310,636 (cost $12,309,784)	$12,309,784

	Total Short-Term Investments (cost $12,309,784)	12,309,784

	Total Investments (cost $450,347,281) 100.2%§	344,238,068

	Liabilities less Other Assets (0.2%)	(754,225)

	Net Assets 100.0%	$343,483,843

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 64.85%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	9.7
China	6.2
Hong Kong	1.1
India	34.2
Japan	3.1
Mexico	4.5
Singapore	3.0
South Africa	2.2
Taiwan	20.4
United States	12.0
Uruguay	3.6

TOTAL	100.0%

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 101.5%

	Airport Services 2.8%
1,660,425	Grupo Aeroportuario del Centro Norte SAB de CV	$10,447,581

	Apparel Retail 5.0%
1,083,705	Trent Ltd.	18,792,241

	Asset Management & Custody Banks 0.9%
17,554,351	VEF AB*	3,394,326

	Commodity Chemicals 1.1%
567,520	Berger Paints India Ltd.	4,283,007

	Communications Equipment 2.7%
1,178,000	Accton Technology Corp.	10,047,743

	Consumer Finance 1.6%
837,675	Muangthai Capital Public Co. Ltd.	805,030
7,189,323	Ngern Tid Lor Public Co. Ltd.	5,146,122

		5,951,152

	Data Processing & Outsourced Services 1.3%
234,612	Dlocal Ltd.*	4,814,238

	Drug Retail 3.6%
386,146	Clicks Group Ltd.	6,090,013
1,792,950	Raia Drogasil SA	7,554,896

		13,644,909

	Electrical Components & Equipment 6.2%
532,863	Voltronic Power Technology Corp.	23,435,603

	Electronic Equipment & Instruments 3.4%
1,255,616	Chroma ATE, Inc.	7,064,525
11,780	Honeywell Automation India Ltd.	5,767,123

		12,831,648

	Electronic Manufacturing Services 1.1%
43,422	Fabrinet*	4,144,630

	Health Care Facilities 0.4%
7,082,101	Cleopatra Hospital*	1,400,010

	Health Care Services 4.1%
509,726	Dr. Lal PathLabs Ltd.	15,676,290

	Home Improvement Retail 3.2%
8,758,100	MR DIY Group M Bhd.	3,703,877
15,262,097	Wilcon Depot, Inc.	8,299,398

		12,003,275

	Hotels, Resorts & Cruise Lines 1.3%
1,394,570	H World Group Ltd.	4,751,990

Shares		Value

	Human Resource & Employment Services 0.3%
127,813	Grupa Pracuj SA	$979,825

	Industrial Machinery 3.1%
167,500	Airtac International Group	3,832,276
1,523,365	Elgi Equipments Ltd.	7,829,562

		11,661,838

	Interactive Media & Services 1.6%
2,219,828	Baltic Classifieds Group PLC	3,400,569
57,878	Info Edge India Ltd.	2,720,235

		6,120,804

	Internet & Direct Marketing Retail 2.1%
478,600	momo.com, Inc.	7,986,917

	IT Consulting & Other Services 13.3%
95,972	Globant SA*	17,954,442
211,640	Larsen & Toubro Infotech Ltd.	11,464,960
347,935	Mindtree Ltd.	13,331,301
190,277	Persistent Systems Ltd.	7,496,269

		50,246,972

	Life & Health Insurance 1.9%
1,267,913	Discovery Ltd.*	7,319,756

	Personal Products 2.0%
328,605	Proya Cosmetics Co. Ltd., Class A	7,535,984

	Pharmaceuticals 0.0%
13,017,213	China Animal Healthcare Ltd.* *** §§	16,583

	Property & Casualty Insurance 2.8%
284,855	ICICI Lombard General Insurance Co. Ltd.	4,013,926
1,624,884	Qualitas Controladora SAB de CV	6,700,594

		10,714,520

	Regional Banks 7.1%
3,019,678	AU Small Finance Bank Ltd.	22,814,998
726,462	Regional SAB de CV	4,095,198

		26,910,196

	Research & Consulting Services 4.4%
10,690,600	CTOS Digital Bhd.	3,064,133
312,680	L&T Technology Services Ltd.	13,625,279

		16,689,412

	Semiconductor Equipment 1.7%
108,853	Tokai Carbon Korea Co. Ltd.	6,620,961

	Semiconductors 13.2%
273,651	ASPEED Technology, Inc.	15,061,093
128,561	LEENO Industrial, Inc.	11,060,132
1,244,572	Silergy Corp.	16,231,637
1,590,864	Sino Wealth Electronic Ltd., Class A	7,428,567

		49,781,429

Wasatch Emerging Markets Small Cap Fund (WAEMX / WIEMX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Specialized Finance 1.1%
755,000	Chailease Holding Co. Ltd.	$4,312,646

	Specialty Chemicals 0.6%
45,999,951	PT Avia Avian Tbk	2,399,129

	Specialty Stores 2.0%
4,042,300	Pet Center Comercio e Participacoes SA	7,620,972

	Thrifts & Mortgage Finance 4.5%
622,084	Aavas Financiers Ltd.*	17,050,545

	Trucking 1.1%
1,636,247	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	4,146,467

	Total Common Stocks (cost $333,540,310)	383,733,599

	Total Investments (cost $333,540,310) 101.5%§	383,733,599

	Liabilities less Other Assets (1.5%)	(5,836,596)

	Net Assets 100.0%	$377,897,003

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 79.34%.

§§The aggregate value of illiquid holdings at September 30, 2022, amounted to approximately $16,583, and represented 0.00% of net assets.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Emerging Markets Small Cap Fund’s investments were in the following countries (unaudited):

Country	%
Brazil	5.0
China	5.1
Egypt	0.4
India	37.7
Indonesia	0.6
Malaysia	1.8
Mexico	5.5
Philippines	2.2
Poland	0.3
South Africa	3.5
South Korea	4.6
Sweden	0.9
Taiwan	22.9
Thailand	1.5
United Kingdom	0.9
United States	5.8
Uruguay	1.3

TOTAL	100.0%

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 96.8%

	Airport Services 4.1%
82,700	Grupo Aeroportuario del Centro Norte SAB de CV	$520,358
89,600	Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,132,485

		1,652,843

	Asset Management & Custody Banks 7.2%
1,974,600	DCVFMVN Diamond ETF*	2,098,405
4,238,899	VEF AB*	819,637

		2,918,042

	Computer & Electronics Retail 3.3%
498,500	Mobile World Investment Corp.	1,329,214

	Consumer Finance 12.3%
44,846	Bajaj Finance Ltd.	4,006,899
1,390,369	Ngern Tid Lor Public Co. Ltd.	995,227

		5,002,126

	Data Processing & Outsourced Services 4.4%
437	Adyen NV*	545,009
61,021	Dlocal Ltd.*	1,252,151

		1,797,160

	Distillers & Vintners 1.3%
305,740	Ginebra San Miguel, Inc.	534,127

	Diversified Banks 8.4%
549,271	Bank for Foreign Trade of Vietnam JSC	1,675,267
2,541	Credicorp Ltd.	312,035
325,656	NU Holdings Ltd., Class A*	1,432,886

		3,420,188

	Drug Retail 2.6%
245,500	Raia Drogasil SA	1,034,456

	Electrical Components & Equipment 3.6%
242,800	WEG SA	1,446,623

	Food Retail 1.3%
8,992	Dino Polska SA*	544,654

	Health Care Facilities 1.3%
2,821,400	PT Mitra Keluarga Karyasehat Tbk	536,755

	Home Improvement Retail 4.3%
3,232,200	Wilcon Depot, Inc.	1,757,643

	Human Resource & Employment Services 0.2%
11,641	Grupa Pracuj SA	89,241

	Interactive Home Entertainment 2.3%
16,288	Sea Ltd., ADR*	912,942

Shares		Value

	Interactive Media & Services 0.8%
214,811	Baltic Classifieds Group PLC	$329,070

	Internet & Direct Marketing Retail 6.9%
3,383	MercadoLibre, Inc.*	2,800,380

	IT Consulting & Other Services 13.8%
1,063,336	FPT Corp.	3,569,375
10,821	Globant SA*	2,024,393

		5,593,768

	Life & Health Insurance 3.3%
233,972	Discovery Ltd.*	1,350,738

	Property & Casualty Insurance 4.2%
408,822	Qualitas Controladora SAB de CV	1,685,874

	Regional Banks 1.5%
106,900	Regional SAB de CV	602,615

	Research & Consulting Services 0.8%
1,076,100	CTOS Digital Bhd.	308,431

	Semiconductor Equipment 1.0%
8,503	Camtek Ltd.*	197,015
2,458	Nova Ltd.*	209,667

		406,682

	Semiconductors 2.9%
8,800	ASPEED Technology, Inc.	484,331
52,000	Silergy Corp.	678,181

		1,162,512

	Specialty Stores 1.8%
386,565	Pet Center Comercio e Participacoes SA	728,793

	Thrifts & Mortgage Finance 1.1%
15,669	Aavas Financiers Ltd.*	429,468

	Trucking 2.1%
337,980	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	856,486

	Total Common Stocks (cost $42,201,495)	39,230,831

Wasatch Frontier Emerging Small Countries Fund (WAFMX / WIFMX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.1%

	Repurchase Agreement 5.1%
$2,086,897	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $1,764,400 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $2,128,671; repurchase proceeds: $2,087,041 (cost $2,086,897)	$2,086,897

	Total Short-Term Investments (cost $2,086,897)	2,086,897

	Total Investments (cost $44,288,392) 101.9%§	41,317,728

	Liabilities less Other Assets (1.9%)	(770,211)

	Net Assets 100.0%	$40,547,517

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 50.97%.

ADR American Depositary Receipt.

ETF Exchange-Traded Fund.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	14.0
India	11.3
Indonesia	1.4
Israel	1.0
Malaysia	0.8
Mexico	10.1
Netherlands	1.4
Peru	0.8
Philippines	5.8
Poland	1.6
Singapore	2.3
South Africa	3.5
Sweden	2.1
Taiwan	3.0
Thailand	2.5
United Kingdom	0.8
United States	12.3
Uruguay	3.2
Vietnam	22.1

TOTAL	100.0%

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.7%

	Apparel Retail 1.1%
30,742	Boot Barn Holdings, Inc.*	$1,797,177

	Application Software 6.3%
32,857	Five9, Inc.*	2,463,618
11,511	Paylocity Holding Corp.*	2,780,828
32,445	Q2 Holdings, Inc.*	1,044,729
851,272	Systena Corp.	2,376,068
222,898	Technology One Ltd.	1,504,586

		10,169,829

	Asset Management & Custody Banks 3.0%
76,952	Focus Financial Partners, Inc., Class A*	2,424,758
42,350	Hamilton Lane, Inc., Class A	2,524,483

		4,949,241

	Biotechnology 4.5%
404,683	Abcam PLC*	6,042,615
71,398	C4 Therapeutics, Inc.*	626,161
125,288	Sangamo Therapeutics, Inc.*	613,911

		7,282,687

	Building Products 1.9%
71,828	Trex Co., Inc.*	3,156,122

	Commodity Chemicals 0.7%
46,188	Valvoline, Inc.	1,170,404

	Data Processing & Outsourced Services 1.2%
17,563	Euronet Worldwide, Inc.*	1,330,573
10,000	GMO Payment Gateway, Inc.	685,510

		2,016,083

	Diversified Real Estate Activities 0.9%
143,221	Patrizia SE	1,479,443

	Drug Retail 1.0%
19,500	Ain Holdings, Inc.	842,745
20,000	Sugi Holdings Co. Ltd.	803,160

		1,645,905

	Electrical Components & Equipment 2.8%
104,896	Voltronic Power Technology Corp.	4,613,383

	Financial Exchanges & Data 0.9%
186,729	Open Lending Corp., Class A*	1,501,301

	General Merchandise Stores 1.7%
53,318	Ollie’s Bargain Outlet Holdings, Inc.*	2,751,209

	Health Care Equipment 0.4%
5,084	DiaSorin SpA	567,337

	Health Care Facilities 3.6%
73,212	Ensign Group, Inc.	5,820,354

Shares		Value

	Health Care Services 1.6%
86,276	Dr. Lal PathLabs Ltd.	$2,653,362

	Health Care Supplies 2.4%
76,008	Neogen Corp.*	1,061,832
61,481	Silk Road Medical, Inc.*	2,766,645

		3,828,477

	Health Care Technology 1.9%
94,450	JMDC, Inc.	3,092,625

	Home Improvement Retail 1.5%
35,119	Floor & Decor Holdings, Inc., Class A*	2,467,461

	Homebuilding 1.4%
28,731	LGI Homes, Inc.*	2,337,841

	Human Resource & Employment Services 1.1%
85,000	SMS Co. Ltd.	1,717,215

	Industrial Machinery 4.9%
73,816	Altra Industrial Motion Corp.	2,481,694
32,878	Helios Technologies, Inc.	1,663,627
55,729	Kornit Digital Ltd.*	1,482,949
11,014	RBC Bearings, Inc.*	2,288,819

		7,917,089

	Interactive Media & Services 1.2%
116,068	ZipRecruiter, Inc., Class A*	1,915,122

	IT Consulting & Other Services 8.6%
18,411	Endava PLC, ADR*	1,484,479
29,634	Globant SA*	5,543,929
100,242	Mindtree Ltd.	3,840,822
77,894	Persistent Systems Ltd.	3,068,759

		13,937,989

	Life Sciences Tools & Services 1.7%
17,213	Medpace Holdings, Inc.*	2,705,367

	Managed Health Care 3.1%
75,397	HealthEquity, Inc.*	5,064,416

	Pharmaceuticals 2.3%
146,161	Esperion Therapeutics, Inc.*	979,278
58,096	Intra-Cellular Therapies, Inc.*	2,703,207

		3,682,485

	Regional Banks 7.8%
1,092,756	AU Small Finance Bank Ltd.	8,256,253
109,874	Bank OZK	4,346,616

		12,602,869

	Research & Consulting Services 6.8%
28,607	BayCurrent Consulting, Inc.	7,421,608
84,122	L&T Technology Services Ltd.	3,665,683

		11,087,291

	Restaurants 0.4%
21,310	Domino’s Pizza Enterprises Ltd.	702,089

Wasatch Global Opportunities Fund (WAGOX / WIGOX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Semiconductor Equipment 1.7%
31,702	Nova Ltd.*	$2,704,181

	Semiconductors 6.9%
59,400	ASPEED Technology, Inc.	3,269,233
28,052	Melexis NV	1,897,785
6,626	Monolithic Power Systems, Inc.	2,407,889
276,000	Silergy Corp.	3,599,576

		11,174,483

	Specialty Chemicals 1.3%
16,766	Balchem Corp.	2,038,410

	Specialty Stores 3.7%
43,405	Five Below, Inc.*	5,975,566

	Systems Software 4.2%
21,615	CyberArk Software Ltd.*	3,240,953
26,829	Rapid7, Inc.*	1,150,964
23,561	Tata Elxsi Ltd.	2,452,466

		6,844,383

	Thrifts & Mortgage Finance 2.3%
136,611	Aavas Financiers Ltd.*	3,744,337

	Trading Companies & Distributors 2.8%
65,227	Diploma PLC	1,676,033
69,700	MonotaRO Co. Ltd.	1,069,536
160,945	RS Group PLC	1,718,068

		4,463,637

	Trucking 1.1%
9,664	Saia, Inc.*	1,836,160

	Total Common Stocks (cost $152,315,928)	163,413,330

	Total Investments (cost $152,315,928) 100.7%§	163,413,330

	Liabilities less Other Assets (0.7%)	(1,099,764)

	Net Assets 100.0%	$162,313,566

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 44.83%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Global Opportunities Fund’s investments were in the following countries (unaudited):

Country	%
Australia	1.4
Belgium	1.2
Germany	0.9
India	16.9
Israel	4.5
Italy	0.4
Japan	11.0
Taiwan	7.0
United Kingdom	6.7
United States	50.0

TOTAL	100.0%

Wasatch Global Select Fund (WAGSX / WGGSX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Application Software 11.2%
11,369	Dassault Systemes SE	$392,515
2,441	Five9, Inc.*	183,026
610	HubSpot, Inc.*	164,773
1,487	Roper Technologies, Inc.	534,785
3,064	Xero Ltd.*	141,792

		1,416,891

	Biotechnology 4.7%
39,616	Abcam PLC*	591,535

	Building Products 5.7%
23,781	Assa Abloy AB, Class B	445,562
6,246	Trex Co., Inc.*	274,449

		720,011

	Consumer Finance 5.3%
7,476	Bajaj Finance Ltd.	667,966

	Data Processing & Outsourced Services 4.0%
7,840	Amadeus IT Group SA*	363,483
2,690	Block, Inc.*	147,923

		511,406

	Distributors 3.2%
1,276	Pool Corp.	406,036

	Diversified Banks 4.6%
33,784	HDFC Bank Ltd.	585,324

	Diversified Support Services 4.1%
4,836	Copart, Inc.*	514,550

	Drug Retail 1.8%
5,800	Sugi Holdings Co. Ltd.	232,916

	Electronic Components 4.3%
8,230	Amphenol Corp., Class A	551,081

	Financial Exchanges & Data 7.1%
1,652	MarketAxess Holdings, Inc.	367,554
2,541	Morningstar, Inc.	539,505

		907,059

	Health Care Equipment 2.2%
2,457	DiaSorin SpA	274,183

	Health Care Supplies 3.4%
4,213	Coloplast A/S, Class B	428,143

	Health Care Technology 2.1%
8,300	JMDC, Inc.	271,771

	Internet & Direct Marketing Retail 2.8%
434	MercadoLibre, Inc.*	359,257

	IT Consulting & Other Services 4.9%
1,780	Globant SA*	333,002
5,323	Larsen & Toubro Infotech Ltd.	288,358

		621,360

Shares		Value

	Life Sciences Tools & Services 3.7%
2,569	ICON PLC*	$472,131

	Managed Health Care 4.0%
7,641	HealthEquity, Inc.*	513,246

	Regional Banks 4.8%
15,364	Bank OZK	607,800

	Research & Consulting Services 3.8%
1,868	BayCurrent Consulting, Inc.	484,621

	Semiconductors 3.7%
745	Monolithic Power Systems, Inc.	270,733
15,419	Silergy Corp.	201,094

		471,827

	Specialized Finance 2.0%
44,100	Chailease Holding Co. Ltd.	251,904

	Specialty Stores 3.1%
2,899	Five Below, Inc.*	399,105

	Trucking 3.6%
1,836	Old Dominion Freight Line, Inc.	456,742

	Total Common Stocks (cost $14,896,157)	12,716,865

	Total Investments (cost $14,896,157) 100.1%§	12,716,865

	Liabilities less Other Assets (0.1%)	(9,486)

	Net Assets 100.0%	$12,707,379

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 44.24%.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Global Select Fund’s investments were in the following countries (unaudited):

Country	%
Australia	1.1
Denmark	3.4
France	3.1
India	12.1
Ireland	3.7
Italy	2.1
Japan	7.8
Spain	2.9
Sweden	3.5
Taiwan	3.6
United Kingdom	4.6
United States	52.1

TOTAL	100.0%

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Aerospace & Defense 2.1%
280,000	BAE Systems PLC	$2,460,198

	Biotechnology 2.5%
49,000	Gilead Sciences, Inc.	3,022,810

	Casinos & Gaming 2.5%
182,000	Kangwon Land, Inc.*	2,971,423

	Diversified Banks 10.4%
50,000	Citigroup, Inc.	2,083,500
390,000	ING Groep NV, ADR	3,315,000
35,000	JPMorgan Chase & Co.	3,657,500
180,041	United Overseas Bank Ltd.	3,261,006

		12,317,006

	Diversified Metals & Mining 2.1%
83,000	Anglo American PLC	2,492,143

	Electric Utilities 6.8%
49,000	Duke Energy Corp.	4,557,980
95,000	Exelon Corp.	3,558,700

		8,116,680

	Electrical Components & Equipment 2.1%
18,500	Eaton Corp. PLC	2,467,160

	Electronic Manufacturing Services 2.9%
1,080,000	Hon Hai Precision Industry Co. Ltd.	3,458,286

	Food Retail 4.4%
95,000	Koninklijke Ahold Delhaize NV	2,419,786
71,000	Seven & i Holdings Co. Ltd.	2,852,072

		5,271,858

	Industrial REITs 2.7%
1,900,000	Mapletree Industrial Trust	3,144,119

	Integrated Oil & Gas 7.7%
134,000	Suncor Energy, Inc.	3,773,555
113,000	TotalEnergies SE	5,301,344

		9,074,899

	Integrated Telecommunication Services 4.7%
147,000	Verizon Communications, Inc.	5,581,590

	Interactive Media & Services 2.0%
17,800	Meta Platforms, Inc., Class A*	2,415,104

	Multi-Line Insurance 1.7%
90,000	AXA SA	1,964,961

	Office REITs 1.9%
210,000	Piedmont Office Realty Trust, Inc., Class A	2,217,600

Shares		Value

	Oil & Gas Exploration & Production 3.5%
37,000	EOG Resources, Inc.	$4,134,010

	Packaged Foods & Meats 2.7%
97,500	Kraft Heinz Co.	3,251,625

	Pharmaceuticals 13.1%
66,000	Bristol-Myers Squibb Co.	4,691,940
41,000	Johnson & Johnson	6,697,760
55,000	Novartis AG	4,193,031

		15,582,731

	Property & Casualty Insurance 3.4%
81,000	Axis Capital Holdings Ltd.	3,981,150

	Railroads 3.6%
22,000	Union Pacific Corp.	4,286,040

	Regional Banks 1.7%
51,000	Bank OZK	2,017,560

	Reinsurance 4.3%
21,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,055,133

	Retail REITs 1.7%
108,000	Kimco Realty Corp.	1,988,280

	Technology Hardware, Storage & Peripherals 3.4%
110,000	Samsung Electronics Co. Ltd.	4,039,117

	Tobacco 4.1%
81,000	KT&G Corp.	4,890,780

	Total Common Stocks (cost $116,172,488)	116,202,263

Wasatch Global Value Fund (FMIEX / WILCX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$3,220,268	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $3,395,100 of United States Treasury Notes 3.00% due 7/15/2025; value: $3,284,759; repurchase proceeds: $3,220,491 (cost $3,220,268)	$3,220,268

	Total Short-Term Investments (cost $3,220,268)	3,220,268

	Total Investments (cost $119,392,756) 100.7%§	119,422,531

	Liabilities less Other Assets (0.7%)	(856,736)

	Net Assets 100.0%	$118,565,795

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 40.91%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Global Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):
Country	%
Canada	3.2
France	6.3
Germany	4.3
Japan	2.5
Netherlands	4.9
Singapore	5.5
South Korea	10.2
Switzerland	3.6
Taiwan	3.0
United Kingdom	4.3
United States	52.2

TOTAL	100.0%

Wasatch Greater China Fund (WAGCX / WGGCX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.3%

	Apparel, Accessories & Luxury Goods 0.8%
5,300	Shenzhou International Group Holdings Ltd.	$40,924

	Application Software 2.0%
14,800	Glodon Co. Ltd., Class A	95,035

	Construction Materials 0.6%
8,500	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	31,545

	Distillers & Vintners 6.6%
800	Kweichow Moutai Co. Ltd., Class A	210,545
4,500	Wuliangye Yibin Co. Ltd., Class A	107,045

		317,590

	Diversified Banks 1.7%
17,500	China Merchants Bank Co. Ltd., Class H	80,988

	Drug Retail 3.3%
22,770	Yifeng Pharmacy Chain Co. Ltd., Class A	159,163

	Electrical Components & Equipment 3.3%
2,800	Contemporary Amperex Technology Co. Ltd., Class A	157,653

	Electronic Components 3.8%
23,400	Shenzhen H&T Intelligent Control Co. Ltd., Class A	48,242
16,000	Sinbon Electronics Co. Ltd.	132,897

		181,139

	Health Care Equipment 4.9%
5,600	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	235,556

	Hotels, Resorts & Cruise Lines 3.6%
51,700	H World Group Ltd.	176,167

	Industrial Machinery 9.6%
5,000	Airtac International Group	114,397
17,463	Shenzhen Inovance Technology Co. Ltd., Class A	141,248
17,278	Techtronic Industries Co. Ltd.	164,869
6,700	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	44,462

		464,976

	Internet & Direct Marketing Retail 2.6%
5,900	Meituan, Class B*	123,997

	Life & Health Insurance 5.8%
20,200	AIA Group Ltd.	168,183
22,000	Ping An Insurance Group Co. of China Ltd., Class H	109,754

		277,937

	Life Sciences Tools & Services 7.9%
15,400	Hangzhou Tigermed Consulting Co. Ltd., Class A	197,140
30,687	Wuxi Biologics Cayman, Inc.*	182,675

		379,815

Shares		Value

	Packaged Foods & Meats 8.9%
43,500	Chongqing Fuling Zhacai Group Co. Ltd., Class A	$166,315
16,006	Foshan Haitian Flavouring & Food Co. Ltd., Class A	186,435
16,000	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	74,238

		426,988

	Personal Products 9.3%
12,641	Proya Cosmetics Co. Ltd., Class A	289,899
6,582	Yunnan Botanee Bio-Technology Group Co. Ltd., Class A	159,489

		449,388

	Regional Banks 1.6%
17,200	Bank of Ningbo Co. Ltd., Class A	76,300

	Semiconductors 12.1%
9,750	SG Micro Corp., Class A	193,010
16,000	Silergy Corp.	208,671
38,356	Sino Wealth Electronic Ltd., Class A	179,104

		580,785

	Specialized Finance 6.0%
50,940	Chailease Holding Co. Ltd.	290,975

	Specialty Stores 2.6%
4,500	China Tourism Group Duty Free Corp. Ltd., Class A	124,335

	Systems Software 2.3%
35,100	Hangzhou Dptech Technologies Co. Ltd., Class A	56,501
4,000	Sangfor Technologies, Inc., Class A	56,226

		112,727

	Total Common Stocks (cost $7,215,190)	4,783,983

	Total Investments (cost $7,215,190) 99.3%§	4,783,983

	Other Assets less Liabilities 0.7%	31,877

	Net Assets 100.0%	$4,815,860

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 99.34%.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Greater China Fund’s investments were in the following countries (unaudited):

Country	%
China	77.4
Hong Kong	7.0
Taiwan	15.6

TOTAL	100.0%

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.7%

	Aerospace & Defense 1.6%
633,961	CAE, Inc.*	$9,725,004

	Airport Services 2.2%
2,127,360	Grupo Aeroportuario del Centro Norte SAB de CV	13,385,588

	Apparel, Accessories & Luxury Goods 1.1%
415,849	Canada Goose Holdings, Inc.*	6,327,973

	Application Software 9.3%
293,801	Descartes Systems Group, Inc.*	18,655,146
421,501	Fortnox AB	1,619,958
139,082	Kinaxis, Inc.*	13,800,970
288,600	Rakus Co. Ltd.	2,709,916
3,718,918	Systena Corp.	10,380,235
1,273,128	Technology One Ltd.	8,593,754

		55,759,979

	Asset Management & Custody Banks 1.8%
873,905	Netwealth Group Ltd.	6,765,515
349,100	WealthNavi, Inc.*	3,807,096

		10,572,611

	Biotechnology 4.1%
1,633,182	Abcam PLC*	24,386,225

	Brewers 0.7%
69,756	Royal Unibrew A/S	4,519,904

	Commodity Chemicals 0.7%
574,993	Berger Paints India Ltd.	4,339,405

	Construction & Engineering 1.3%
1,887,478	Johns Lyng Group Ltd.	7,578,749

	Data Processing & Outsourced Services 0.9%
78,800	GMO Payment Gateway, Inc.	5,401,823

	Diversified Real Estate Activities 1.3%
745,373	Patrizia SE	7,699,546

	Diversified Support Services 0.4%
21,420	Boyd Group Services, Inc.	2,697,368

	Drug Retail 5.6%
298,265	Ain Holdings, Inc.	12,890,319
299,430	Clicks Group Ltd.	4,722,392
1,016,700	Raia Drogasil SA	4,284,036
292,600	Sugi Holdings Co. Ltd.	11,750,233

		33,646,980

	Electrical Components & Equipment 2.4%
327,585	Voltronic Power Technology Corp.	14,407,365

Shares		Value

	Electronic Equipment & Instruments 2.0%
534,031	Halma PLC	$12,011,617

	General Merchandise Stores 0.4%
747,702	B&M European Value Retail SA	2,543,110

	Health Care Equipment 1.8%
96,470	DiaSorin SpA	10,765,335

	Health Care Services 1.5%
285,753	Dr. Lal PathLabs Ltd.	8,788,147

	Health Care Supplies 1.4%
417,828	Menicon Co. Ltd.	8,569,679

	Health Care Technology 3.0%
421,627	JMDC, Inc.	13,805,549
132,067	Pro Medicus Ltd.	4,217,145

		18,022,694

	Human Resource & Employment Services 3.1%
454,636	SMS Co. Ltd.	9,184,798
439,600	TechnoPro Holdings, Inc.	9,364,133

		18,548,931

	Interactive Media & Services 2.6%
186,100	Kakaku.com, Inc.	3,153,683
1,516,686	Rightmove PLC	8,091,370
91,368	Scout24 SE	4,578,487

		15,823,540

	Investment Banking & Brokerage 0.9%
1,782,417	AJ Bell PLC	5,309,034

	IT Consulting & Other Services 8.6%
132,093	Endava PLC, ADR*	10,650,659
47,730	Globant SA*	8,929,328
188,508	Larsen & Toubro Infotech Ltd.	10,211,854
132,018	Reply SpA	13,750,842
632,708	Softcat PLC	8,311,575

		51,854,258

	Life Sciences Tools & Services 0.7%
146,490	PolyPeptide Group AG	4,269,182

	Movies & Entertainment 1.7%
242,540	CTS Eventim AG & Co. KGaA*	9,978,550

	Pharmaceuticals 1.3%
539,600	JCR Pharmaceuticals Co. Ltd.	8,048,134

	Property & Casualty Insurance 2.9%
195,803	Definity Financial Corp.	5,502,641
339,763	ICICI Lombard General Insurance Co. Ltd.	4,787,641
1,756,205	Qualitas Controladora SAB de CV	7,242,127

		17,532,409

	Publishing 1.3%
520,357	Future PLC	7,522,747

Wasatch International Growth Fund (WAIGX / WIIGX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Regional Banks 3.7%
1,981,638	AU Small Finance Bank Ltd.	$14,972,148
453,776	Canadian Western Bank	7,388,006

		22,360,154

	Research & Consulting Services 3.9%
75,150	BayCurrent Consulting, Inc.	19,496,412
405,302	NICE Information Service Co. Ltd.	3,763,168

		23,259,580

	Restaurants 0.7%
137,238	Domino’s Pizza Enterprises Ltd.	4,521,507

	Semiconductor Equipment 0.4%
36,667	Tokai Carbon Korea Co. Ltd.	2,230,263

	Semiconductors 5.8%
118,500	ASPEED Technology, Inc.	6,521,955
102,245	LEENO Industrial, Inc.	8,796,160
154,793	Melexis NV	10,472,116
674,996	Silergy Corp.	8,803,260

		34,593,491

	Soft Drinks 0.4%
232,847	Fevertree Drinks PLC	2,154,830

	Specialty Chemicals 1.5%
1,099,093	Hexpol AB	9,014,622

	Specialty Stores 1.3%
4,006,500	Pet Center Comercio e Participacoes SA	7,553,478

	Systems Software 2.4%
94,169	CyberArk Software Ltd.*	14,119,700

	Thrifts & Mortgage Finance 3.4%
293,921	EQB, Inc.	9,881,414
2,219,181	OSB Group PLC	10,326,176

		20,207,590

	Trading Companies & Distributors 8.6%
523,435	Diploma PLC	13,449,865
996,269	Howden Joinery Group PLC	5,565,696
68,615	IMCD NV	8,135,097
470,648	MonotaRO Co. Ltd.	7,222,023
1,602,707	RS Group PLC	17,108,699

		51,481,380

	Total Common Stocks (cost $549,650,839)	591,532,482

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$11,611,836	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $9,817,300 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $11,844,139; repurchase proceeds: $11,612,639 (cost $11,611,836)	$11,611,836

	Total Short-Term Investments (cost $11,611,836)	11,611,836

	Total Investments (cost $561,262,675) 100.6%§	603,144,318

	Liabilities less Other Assets (0.6%)	(3,601,090)

	Net Assets 100.0%	$599,543,228

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 74.50%. ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):
Country	%
Australia	5.3
Belgium	1.8
Brazil	2.0
Canada	12.5
Denmark	0.8
Germany	3.8
India	7.3
Israel	2.4
Italy	4.1
Japan	21.3
Mexico	3.5
Netherlands	1.4
South Africa	0.8
South Korea	2.5
Sweden	1.8
Switzerland	0.7
Taiwan	5.0
United Kingdom	21.5
United States	1.5

TOTAL	100.0%

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.4%

	Advertising 4.3%
265,800	Direct Marketing MiX, Inc.	$2,990,413
248,700	ValueCommerce Co. Ltd.	3,804,605
1,153,972	YouGov PLC	11,314,327

		18,109,345

	Air Freight & Logistics 2.1%
860,719	Maruwa Unyu Kikan Co. Ltd.	8,658,628

	Alternative Carriers 1.4%
691,829	Chief Telecom, Inc.	6,088,878

	Application Software 12.3%
56,589	Atoss Software AG	6,307,176
1,782,271	Bytes Technology Group PLC	8,315,919
57,241	cBrain A/S	969,939
926,607	Elmo Software Ltd.*	1,317,418
28,603	Esker SA	3,241,392
1,597,914	Fortnox AB	6,141,275
186,251	LiveChat Software SA	4,067,428
75,197	Mensch und Maschine Software SE	3,134,503
277,332	Rakus Co. Ltd.	2,604,111
3,135,000	Systena Corp.	8,750,404
219,515	Vitec Software Group AB, Class B	6,472,188

		51,321,753

	Asset Management & Custody Banks 3.3%
1,298,413	JTC PLC	9,888,263
9,388,600	VEF AB*	1,815,389
193,500	WealthNavi, Inc.*	2,110,206

		13,813,858

	Brewers 0.6%
39,370	Royal Unibrew A/S	2,551,016

	Commodity Chemicals 2.1%
614,707	Berger Paints India Ltd.	4,639,122
154,790	Supreme Industries Ltd.	4,034,512

		8,673,634

	Construction & Engineering 2.4%
2,486,606	Johns Lyng Group Ltd.	9,984,414

	Consumer Finance 2.8%
116,357	Gruppo MutuiOnline SpA	2,276,835
778,950	Premium Group Co. Ltd.	9,561,393

		11,838,228

	Diversified Banks 1.6%
3,077,029	City Union Bank Ltd.	6,536,940

	Diversified Support Services 4.2%
649,300	Japan Elevator Service Holdings Co. Ltd.	8,496,306
3,783,756	Johnson Service Group PLC*	3,314,572
1,287,737	Prestige International, Inc.	5,624,856

		17,435,734

Shares		Value

	Electrical Components & Equipment 4.4%
1,413,484	DiscoverIE Group PLC	$10,131,177
193,471	Voltronic Power Technology Corp.	8,508,959

		18,640,136

	Electronic Components 0.0%
25,772	M3 Technology, Inc.	71,525

	Electronic Equipment & Instruments 0.9%
161,951	Nayax Ltd.*	3,842,788

	Food Retail 2.2%
65,313	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	4,680,477
4,170,900	Sheng Siong Group Ltd.	4,590,098

		9,270,575

	Health Care Services 3.4%
236,407	Dr. Lal PathLabs Ltd.	7,270,543
1,208,756	Vijaya Diagnostic Centre Pvt. Ltd.	6,807,352

		14,077,895

	Health Care Technology 4.0%
187,009	Nexus AG	8,725,620
253,963	Pro Medicus Ltd.	8,109,511

		16,835,131

	Human Resource & Employment Services 1.6%
119,550	Grupa Pracuj SA	916,480
353,300	S-Pool, Inc.	2,540,965
166,562	SMS Co. Ltd.	3,364,974

		6,822,419

	Industrial Machinery 1.9%
872,856	Elgi Equipments Ltd.	4,486,174
139,656	GMM Pfaudler Ltd.	3,290,904

		7,777,078

	Interactive Media & Services 2.3%
2,874,716	Baltic Classifieds Group PLC	4,403,796
416,580	Hemnet Group AB	5,286,182

		9,689,978

	Internet & Direct Marketing Retail 0.5%
58,700	Temairazu, Inc.	2,125,320

	Investment Banking & Brokerage 1.2%
191,783	Strike Co. Ltd.	5,118,818

	IT Consulting & Other Services 6.5%
27,423	Adesso SE	2,757,483
90,951	Aubay	3,875,212
356,691	Avant Corp.	3,564,755
129,946	Digital Value SpA*	8,097,432
16,609	FDM Group Holdings PLC	115,415
3,590,411	Kin & Carta PLC*	6,965,822
93,776	KNOW IT AB	1,875,960

		27,252,079

Wasatch International Opportunities Fund (WAIOX / WIIOX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 1.2%
191,717	Ergomed PLC*	$2,475,826
242,096	Tarsons Products Ltd.*	2,409,384

		4,885,210

	Metal & Glass Containers 0.4%
140,134	Mold-Tek Packaging Ltd.	1,494,882

	Movies & Entertainment 1.1%
183,280	NexTone, Inc.*	4,582,792

	Personal Products 0.8%
572,187	Sarantis SA	3,404,281

	Property & Casualty Insurance 2.7%
2,762,198	Qualitas Controladora SAB de CV	11,390,578

	Publishing 1.5%
448,257	Future PLC	6,480,405

	Research & Consulting Services 7.4%
8,257,400	CTOS Digital Bhd.	2,366,731
323,967	Funai Soken Holdings, Inc.	5,507,034
106,700	Management Solutions Co. Ltd.*	2,163,831
407,481	NICE Information Service Co. Ltd.	3,783,400
1,613,100	SIGMAXYZ Holdings, Inc.	12,563,227
531,607	Talenom Oyj	4,555,273

		30,939,496

	Restaurants 0.0%
630,045	Patisserie Holdings PLC* *** §§	7,035

	Semiconductor Equipment 0.5%
35,999	Tokai Carbon Korea Co. Ltd.	2,189,632

	Semiconductors 2.8%
77,672	Elmos Semiconductor SE	2,924,619
104,225	LEENO Industrial, Inc.	8,966,500

		11,891,119

	Specialized Finance 1.5%
354,500	eGuarantee, Inc.	6,123,954

	Specialty Stores 1.3%
106,451	Musti Group Oyj	1,848,564
1,832,600	Pet Center Comercio e Participacoes SA	3,455,012

		5,303,576

	Systems Software 0.3%
51,382	TECSYS, Inc.	1,088,383

	Thrifts & Mortgage Finance 5.9%
439,018	Aavas Financiers Ltd.*	12,032,935
208,310	EQB, Inc.	7,003,233
803,090	Mortgage Advice Bureau Holdings Ltd.	5,702,949

		24,739,117

	Total Common Stocks (cost $400,143,784)	391,056,630

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.8%

	Repurchase Agreement 6.8%
$28,357,537	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $23,975,000 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $28,924,779; repurchase proceeds: $28,359,499 (cost $28,357,537)	$28,357,537

	Total Short-Term Investments (cost $28,357,537)	28,357,537

	Total Investments (cost $428,501,321) 100.2%§	419,414,167

	Liabilities less Other Assets (0.2%)	(735,391)

	Net Assets 100.0%	$418,678,776

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 85.29%.

§§The aggregate value of illiquid holdings at September 30, 2022, amounted to approximately $7,035 and represented 0.00% of net assets.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	5.0
Brazil	0.9
Canada	2.1
Denmark	0.9
Finland	1.6
France	1.8
Germany	6.1
Greece	0.9
India	13.6
Israel	2.2
Italy	2.6
Japan	25.6
Malaysia	0.6
Mexico	2.9
Poland	1.3
Singapore	1.2
South Korea	3.8
Sweden	5.5
Taiwan	3.7
United Kingdom	17.7

TOTAL	100.0%

Wasatch International Select Fund (WAISX / WGISX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.8%

	Aerospace & Defense 4.1%
14,315	CAE, Inc.*	$219,593

	Apparel, Accessories & Luxury Goods 4.2%
188	Hermes International	221,110

	Application Software 10.5%
7,376	Dassault Systemes SE	254,657
2,616	Descartes Systems Group, Inc.*	166,105
2,902	Xero Ltd.*	134,295

		555,057

	Asset Management & Custody Banks 3.2%
209	Partners Group Holding AG	168,200

	Biotechnology 5.1%
18,068	Abcam PLC*	269,786

	Building Products 4.9%
13,956	Assa Abloy AB, Class B	261,480

	Data Processing & Outsourced Services 9.5%
105	Adyen NV*	130,952
5,826	Amadeus IT Group SA*	270,109
1,500	GMO Payment Gateway, Inc.	102,826

		503,887

	Drug Retail 4.2%
5,500	Sugi Holdings Co. Ltd.	220,869

	Electronic Equipment & Instruments 3.8%
9,074	Halma PLC	204,096

	General Merchandise Stores 4.2%
3,916	Dollarama, Inc.	224,808

	Health Care Equipment 2.9%
1,365	DiaSorin SpA	152,324

	Health Care Supplies 3.6%
1,875	Coloplast A/S, Class B	190,546

	Health Care Technology 5.4%
6,401	JMDC, Inc.	209,591
2,800	M3, Inc.	78,181

		287,772

	Industrial Machinery 3.0%
331	Rational AG	160,310

	Interactive Media & Services 6.7%
3,400	Kakaku.com, Inc.	57,617
1,538	REA Group Ltd.	111,945
3,656	Scout24 AG	183,204

		352,766

	IT Consulting & Other Services 3.5%
1,400	Obic Co. Ltd.	187,731

Shares		Value

	Life Sciences Tools & Services 7.8%
1,489	ICON PLC*	$273,649
451	Sartorius Stedim Biotech	138,338

		411,987

	Real Estate Services 3.9%
1,738	FirstService Corp.	206,884

	Research & Consulting Services 7.3%
1,500	BayCurrent Consulting, Inc.	389,150

	Total Common Stocks (cost $6,447,187)	5,188,356

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.2%

	Repurchase Agreement 2.2%
$114,171	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $96,600 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $116,544; repurchase proceeds: $114,178 (cost $114,171)	$114,171

	Total Short-Term Investments (cost $114,171)	114,171

	Total Investments (cost $6,561,358) 100.0%§	5,302,527

	Liabilities less Other Assets (0.0%)	(1,306)

	Net Assets 100.0%	$5,301,221

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 77.29%.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch International Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	4.8
Canada	15.8
Denmark	3.7
France	11.8
Germany	6.6
Ireland	5.3
Italy	2.9
Japan	24.0
Netherlands	2.5
Spain	5.2
Sweden	5.0
Switzerland	3.3
United Kingdom	9.1

TOTAL	100.0%

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 113.4%

	Application Software 14.8%
5,806	DocuSign, Inc.* ††	$310,447
6,270	Five9, Inc.*	470,125
6,335	Guidewire Software, Inc.*	390,109
935	HubSpot, Inc.* ††	252,562
2,048	Paylocity Holding Corp.* ††	494,756
2,325	Roper Technologies, Inc.††	836,163
3,241	Workday, Inc., Class A* ††	493,345

		3,247,507

	Asset Management & Custody Banks 4.1%
6,877	Cohen & Steers, Inc.	430,707
8,015	Hamilton Lane, Inc., Class A††	477,774

		908,481

	Biotechnology 1.6%
21,995	C4 Therapeutics, Inc.*	192,896
32,509	Sangamo Therapeutics, Inc.* ††	159,294

		352,190

	Casinos & Gaming 1.6%
26,384	NeoGames SA*	340,354

	Commodity Chemicals 2.5%
5,297	AdvanSix, Inc.	170,034
14,971	Valvoline, Inc.††	379,365

		549,399

	Data Processing & Outsourced Services 1.3%
5,161	Block, Inc.* ††	283,803

	Distributors 2.2%
1,511	Pool Corp.††	480,815

	Education Services 4.1%
5,691	Grand Canyon Education, Inc.* ††	468,085
42,767	Perdoceo Education Corp.* ††	440,500

		908,585

	Electrical Components & Equipment 2.0%
3,785	Encore Wire Corp.††	437,319

	Electronic Equipment & Instruments 3.2%
9,400	Cognex Corp.††	389,630
2,656	Novanta, Inc.* ††	307,166

		696,796

	Electronic Manufacturing Services 3.7%
4,727	Fabrinet*	451,192
8,048	Sanmina Corp.*	370,852

		822,044

	Financial Exchanges & Data 5.7%
2,914	MarketAxess Holdings, Inc.††	648,336
2,827	Morningstar, Inc.††	600,228

		1,248,564

	Food Retail 1.7%
13,769	Sprouts Farmers Market, Inc.* ††	382,090

Shares		Value

	Health Care Facilities 3.3%
9,161	Ensign Group, Inc.††	$728,299

	Health Care Services 3.0%
6,971	Addus HomeCare Corp.* ††	663,918

	Health Care Supplies 5.6%
23,762	Neogen Corp.* ††	331,955
9,327	Silk Road Medical, Inc.* ††	419,715
5,431	UFP Technologies, Inc.* ††	466,197

		1,217,867

	Home Improvement Retail 1.6%
4,909	Floor & Decor Holdings, Inc., Class A* ††	344,906

	Homebuilding 1.0%
4,127	Skyline Champion Corp.* ††	218,194

	Industrial Machinery 4.8%
14,824	Altra Industrial Motion Corp.††	498,383
4,763	Kornit Digital Ltd.*	126,743
2,107	RBC Bearings, Inc.* ††	437,856

		1,062,982

	Insurance Brokers 0.8%
5,018	Goosehead Insurance, Inc., Class A* ††	178,841

	Investment Banking & Brokerage 1.9%
12,466	Moelis & Co., Class A	421,475

	IT Consulting & Other Services 3.7%
2,859	Globant SA* ††	534,862
15,167	Grid Dynamics Holdings, Inc.*	284,078

		818,940

	Leisure Products 1.0%
7,900	YETI Holdings, Inc.* ††	225,308

	Life Sciences Tools & Services 2.8%
3,975	Medpace Holdings, Inc.* ††	624,751

	Managed Health Care 2.5%
8,303	HealthEquity, Inc.* ††	557,712

	Multi-Sector Holdings 1.4%
14,307	Cannae Holdings, Inc.*	295,583

	Oil & Gas Equipment & Services 1.5%
8,259	Cactus, Inc., Class A††	317,393

	Oil & Gas Exploration & Production 2.1%
22,902	Magnolia Oil & Gas Corp., Class A††	453,689

	Packaged Foods & Meats 1.6%
6,851	Freshpet, Inc.* ††	343,167

	Pharmaceuticals 2.1%
9,886	Intra-Cellular Therapies, Inc.* ††	459,996

	Property & Casualty Insurance 2.2%
9,599	Axis Capital Holdings Ltd.††	471,791

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Regional Banks 5.1%
20,895	Bank OZK††	$826,606
3,948	Silvergate Capital Corp., Class A* ††	297,482

		1,124,088

	Research & Consulting Services 3.5%
7,087	ICF International, Inc.††	772,625

	Semiconductors 3.1%
1,857	Monolithic Power Systems, Inc.††	674,834

	Specialty Chemicals 5.5%
4,625	Balchem Corp.††	562,307
7,543	Innospec, Inc.	646,209

		1,208,516

	Specialty Stores 2.0%
3,206	Five Below, Inc.* ††	441,370

	Steel 1.7%
13,436	Schnitzer Steel Industries, Inc., Class A	382,389

	Trucking 1.1%
17,604	Lyft, Inc., Class A* ††	231,845

	Total Common Stocks (cost $31,043,412)	24,898,426

	COMMON STOCKS SOLD SHORT (33.4%)

	Aerospace & Defense (0.6)%
(5,794)	Spirit AeroSystems Holdings, Inc., Class A	(127,004)

	Airlines (1.0)%
(16,096)	Hawaiian Holdings, Inc.*	(211,662)

	Alternative Carriers (0.5)%
(66,021)	Globalstar, Inc.*	(104,973)

	Aluminum (0.3)%
(14,169)	Century Aluminum Co.*	(74,812)

	Application Software (4.3)%
(4,100)	Alteryx, Inc., Class A*	(228,944)
(1,870)	Ceridian HCM Holding, Inc.*	(104,496)
(7,854)	Domo, Inc., Class B*	(141,293)
(10,706)	Nutanix, Inc., Class A*	(223,006)
(53,355)	Yext, Inc.*	(237,963)

		(935,702)

	Asset Management & Custody Banks (1.0)%
(3,415)	Ares Management Corp., Class A	(211,559)

	Auto Parts & Equipment (0.6)%
(18,403)	Luminar Technologies, Inc.*	(134,066)

	Automobile Manufacturers (0.6)%
(48,198)	Workhorse Group, Inc.*	(138,328)

	Biotechnology (0.6)%
(618)	Karuna Therapeutics, Inc.*	(139,007)

Shares		Value

	Electrical Components & Equipment (2.0)%
(9,673)	Plug Power, Inc.*	$(203,230)
(8,751)	Sunrun, Inc.*	(241,440)

		(444,670)

	Electronic Equipment & Instruments (0.4)%
(19,339)	Arlo Technologies, Inc.*	(89,733)

	Health Care Equipment (2.4)%
(32,054)	Alphatec Holdings, Inc.*	(280,152)
(5,336)	Nevro Corp.*	(248,658)

		(528,810)

	Health Care Supplies (0.7)%
(9,926)	Pulmonx Corp.*	(165,367)

	Health Care Technology (1.8)%
(59,756)	American Well Corp., Class A*	(214,524)
(11,175)	Definitive Healthcare Corp.*	(173,660)

		(388,184)

	Heavy Electrical Equipment (0.8)%
(9,069)	Bloom Energy Corp., Class A*	(181,289)

	Hotel & Resort REITs (0.5)%
(10,580)	Park Hotels & Resorts, Inc.	(119,131)

	Hotels, Resorts & Cruise Lines (1.7)%
(2,395)	Hyatt Hotels Corp., Class A*	(193,899)
(25,089)	Lindblad Expeditions Holdings, Inc.*	(169,602)

		(363,501)

	Industrial Machinery (0.6)%
(73,637)	Berkshire Grey, Inc.*	(125,183)

	Interactive Home Entertainment (0.9)%
(5,259)	ROBLOX Corp., Class A*	(188,483)

	Interactive Media & Services (0.8)%
(60,529)	Angi, Inc.*	(178,561)

	Internet & Direct Marketing Retail (1.2)%
(4,847)	Xometry, Inc., Class A*	(275,261)

	Leisure Products (0.7)%
(53,857)	AMMO, Inc.*	(157,801)

	Mortgage REITs (0.6)%
(17,681)	Rithm Capital Corp.	(129,425)

	Multi-Utilities (0.8)%
(6,067)	CenterPoint Energy, Inc.	(170,968)

	Oil & Gas Refining & Marketing (1.2)%
(15,458)	Par Pacific Holdings, Inc.*	(253,666)

	Packaged Foods & Meats (0.9)%
(1,462)	J M Smucker Co.	(200,893)

	Personal Products (1.1)%
(39,961)	Coty, Inc., Class A*	(252,554)

Wasatch Long/Short Alpha Fund (WALSX / WGLSX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Pharmaceuticals (0.6)%
(15,147)	Viatris, Inc.	$(129,052)

	Real Estate Development (0.7)%
(2,591)	Howard Hughes Corp.*	(143,515)

	Research & Consulting Services (0.6)%
(10,751)	Dun & Bradstreet Holdings, Inc.	(133,205)

	Restaurants (1.1)%
(13,021)	Sweetgreen, Inc., Class A*	(240,889)

	Semiconductors (0.5)%
(1,028)	Wolfspeed, Inc.*	(106,254)

	Soft Drinks (0.7)%
(1,788)	Celsius Holdings, Inc.*	(162,136)

	Trading Companies & Distributors (0.6)%
(8,393)	Fortress Transportation & Infrastructure Investors LLC, Class A	(125,853)

	Total Investments Sold Short (proceeds $9,857,869) (33.4%)	(7,331,497)

	Total Investments, Net of Investments Sold Short (cost $21,185,543) 80.0%	17,566,929

	Other Assets less Liabilities 20.0%	4,399,340

	Net Assets 100.0%	$21,966,269

	*Non-income producing ††All or a portion of this security has been designated as collateral for short sales (see Note 3). REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Long/Short Alpha Fund ’s investments, excluding securities sold short, were in the following countries (unaudited):

Country	%
Israel	1.9
United States	98.1

TOTAL	100.0%

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Advertising 2.1%
574,701	Thryv Holdings, Inc.*	$13,120,424

	Agricultural & Farm Machinery 0.2%
584,392	Hydrofarm Holdings Group, Inc.*	1,133,720

	Apparel Retail 1.8%
193,114	Boot Barn Holdings, Inc.*	11,289,444

	Apparel, Accessories & Luxury Goods 0.8%
565,273	Superior Group of Cos., Inc.	5,019,624

	Application Software 7.4%
323,141	Agilysys, Inc.*	17,885,854
921,884	CS Disco, Inc.*	9,218,840
291,964	Enfusion, Inc., Class A*	3,602,836
158,930	Sprout Social, Inc., Class A*	9,643,873
1,253,180	Weave Communications, Inc.*	6,328,559

		46,679,962

	Auto Parts & Equipment 3.4%
1,685,319	Holley, Inc.*	6,825,542
226,502	XPEL, Inc.*	14,595,789

		21,421,331

	Biotechnology 4.5%
342,377	BriaCell Therapeutics Corp.*	1,924,159
295,588	C4 Therapeutics, Inc.*	2,592,307
32,712	Cytokinetics, Inc.*	1,584,896
116,439	Denali Therapeutics, Inc.*	3,573,513
140,188	Kymera Therapeutics, Inc.*	3,051,893
959,961	MacroGenics, Inc.*	3,321,465
301,106	Nkarta, Inc.*	3,962,555
267,219	Nurix Therapeutics, Inc.*	3,481,864
1,032,856	Sangamo Therapeutics, Inc.*	5,060,994

		28,553,646

	Building Products 2.0%
1,446,957	Janus International Group, Inc.*	12,906,856

	Casinos & Gaming 2.1%
707,698	NeoGames SA*	9,129,304
318,272	Pollard Banknote Ltd.	4,366,203

		13,495,507

	Construction & Engineering 2.8%
584,436	Construction Partners, Inc., Class A*	15,329,756
1,203,400	QualTek Services, Inc., Class A*	2,418,834

		17,748,590

	Data Processing & Outsourced Services 1.4%
1,537,260	Cantaloupe, Inc.*	5,349,665
215,980	TaskUS, Inc., Class A*	3,477,278

		8,826,943

	Distillers & Vintners 1.0%
2,241,251	Vintage Wine Estates, Inc.*	6,208,265

Shares		Value

	Electrical Components & Equipment 2.3%
509,945	Allied Motion Technologies, Inc.	$14,594,626

	Electronic Equipment & Instruments 4.5%
714,328	Identiv, Inc.*	8,957,673
467,154	Napco Security Technologies, Inc.*	13,584,839
667,276	nLight, Inc.*	6,305,758

		28,848,270

	Environmental & Facilities Services 2.3%
497,149	Heritage-Crystal Clean, Inc.*	14,700,696

	Financial Exchanges & Data 1.1%
895,622	Open Lending Corp., Class A*	7,200,801

	Food Distributors 0.6%
128,395	Chefs’ Warehouse, Inc.*	3,719,603

	Health Care Equipment 2.0%
381,246	Artivion, Inc.*	5,276,444
427,929	Paragon 28, Inc.*	7,625,695

		12,902,139

	Health Care Facilities 1.3%
793,354	Pennant Group, Inc.*	8,258,815

	Health Care Services 5.1%
198,054	Addus HomeCare Corp.*	18,862,663
526,927	Castle Biosciences, Inc.*	13,742,256

		32,604,919

	Health Care Supplies 6.3%
202,984	OrthoPediatrics Corp.*	9,365,682
330,481	Silk Road Medical, Inc.*	14,871,645
181,078	UFP Technologies, Inc.*	15,543,735

		39,781,062

	Health Care Technology 1.7%
228,516	Simulations Plus, Inc.	11,092,167

	Homebuilding 1.3%
774,678	Dream Finders Homes, Inc., Class A*	8,211,587

	Industrial Machinery 6.8%
276,064	Helios Technologies, Inc.	13,968,838
80,561	Kadant, Inc.	13,438,380
395,969	Kornit Digital Ltd.*	10,536,735
2,548,378	Markforged Holding Corp.*	5,045,789

		42,989,742

	Insurance Brokers 2.2%
222,520	Goosehead Insurance, Inc., Class A*	7,930,613
703,110	Hagerty, Inc., Class A*	6,320,959

		14,251,572

	IT Consulting & Other Services 2.5%
860,735	Grid Dynamics Holdings, Inc.*	16,121,567

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Leisure Products 1.9%
635,088	MasterCraft Boat Holdings, Inc.*	$11,971,409

	Life Sciences Tools & Services 1.0%
361,228	Inotiv, Inc.*	6,086,692

	Multi-Sector Holdings 0.8%
257,878	Cannae Holdings, Inc.*	5,327,760

	Oil & Gas Equipment & Services 1.5%
584,456	DMC Global, Inc.*	9,339,607

	Packaged Foods & Meats 1.7%
217,634	Freshpet, Inc.*	10,901,287

	Pharmaceuticals 2.4%
792,006	Esperion Therapeutics, Inc.*	5,306,440
3,539,452	IM Cannabis Corp.*	1,434,896
121,301	Intra-Cellular Therapies, Inc.*	5,644,135
7,995,671	PharmaCielo Ltd.* ‡‡	2,546,853

		14,932,324

	Regional Banks 2.3%
382,216	Esquire Financial Holdings, Inc.	14,352,211

	Research & Consulting Services 3.1%
180,966	ICF International, Inc.	19,728,913

	Semiconductor Equipment 5.3%
129,145	Nova Ltd.*	11,016,068
492,156	PDF Solutions, Inc.*	12,072,587
568,977	Veeco Instruments, Inc.*	10,423,659

		33,512,314

	Semiconductors 1.8%
139,376	Impinj, Inc.*	11,154,261

	Systems Software 3.9%
111,672	CyberArk Software Ltd.*	16,744,100
187,744	Rapid7, Inc.*	8,054,217

		24,798,317

	Trading Companies & Distributors 2.8%
238,840	Transcat, Inc.*	18,077,800

	Total Common Stocks (cost $700,353,598)	621,864,773

	PREFERRED STOCKS 1.2%

	Textiles 1.2%
339,559	Johnnie-O Holdings, Inc., Series A Pfd.* *** †	7,650,264

	Total Preferred Stocks (cost $10,000,013)	7,650,264

Shares		Value

	WARRANTS 0.1%

	Interactive Home Entertainment 0.0%
448,000	Versus Systems, Inc., expiring 1/15/2026* §§	$88,480
192,000	Versus Systems, Inc., expiring 1/15/2026* *** †	36,480
937,500	Versus Systems, Inc., expiring 2/28/2027* *** †	—

		124,960

	Pharmaceuticals 0.1%
691,416	Esperion Therapeutics, Inc., expiring 12/7/2023* *** †	401,022
450,000	IM Cannabis Corp., expiring 5/7/2026* *** †	—

		401,022

	Total Warrants (cost $1,211,351)	525,982

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$11,281,552	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $9,538,100 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $11,507,297; repurchase proceeds: $11,282,333 (cost $11,281,552)	$11,281,552

	Total Short-Term Investments (cost $11,281,552)	11,281,552

	Total Investments (cost $722,846,514) 101.1%	641,322,571

	Liabilities less Other Assets (1.1%)	(6,671,550)

	Net Assets 100.0%	$634,651,021

	*Non-income producing.

	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2022, amounted to approximately $8,087,766, and represented 1.27% of net assets.

	‡‡Affiliated company (see Note 8).

	§§The aggregate value of illiquid holdings at September 30, 2022 amounted to approximately $88,480, and represented 0.01% of net assets.

	See Notes to Financial Statements.

Wasatch Micro Cap Fund (WMICX / WGICX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

At September 30, 2022, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	1.4
Israel	7.8
United States	90.8

TOTAL	100.0%

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 93.6%

	Advertising 0.4%
113,562	YouGov PLC	$1,113,439

	Agricultural Products 0.4%
81,079	Winfarm SAS*	1,247,545

	Air Freight & Logistics 1.3%
670,000	Radiant Logistics, Inc.*	3,812,300

	Application Software 2.6%
244,000	CS Disco, Inc.*	2,440,000
103,000	Ebix, Inc.	1,953,910
839,382	Kaleyra, Inc.*	814,200
477,392	Weave Communications, Inc.*	2,410,830

		7,618,940

	Asset Management & Custody Banks 1.3%
854,454	Fiducian Group Ltd.	3,828,972

	Auto Parts & Equipment 1.1%
71,000	Patrick Industries, Inc.	3,112,640

	Casinos & Gaming 2.1%
652,000	Full House Resorts, Inc.*	3,664,240
198,364	NeoGames SA*	2,558,896

		6,223,136

	Communications Equipment 2.1%
115,000	Digi International, Inc.*	3,975,550
430,000	Lantronix, Inc.*	2,068,300

		6,043,850

	Construction & Engineering 5.7%
372,534	Bowman Consulting Group Ltd.*	5,438,996
278,137	Construction Partners, Inc., Class A*	7,295,534
177,700	Sterling Infrastructure, Inc.*	3,815,219

		16,549,749

	Consumer Finance 2.4%
914,000	EZCORP, Inc., Class A*	7,046,940

	Data Processing & Outsourced Services 1.2%
179,600	i3 Verticals, Inc., Class A*	3,597,388

	Diversified Metals & Mining 0.9%
7,828,559	Talon Metals Corp.*	2,734,484

	Diversified Support Services 0.8%
2,769,000	Johnson Service Group PLC*	2,425,645

	Electrical Components & Equipment 0.7%
69,010	Allied Motion Technologies, Inc.	1,975,066

	Electronic Equipment & Instruments 2.8%
556,000	Luna Innovations, Inc.*	2,468,640
193,000	Napco Security Technologies, Inc.*	5,612,440

		8,081,080

Shares		Value

	Electronic Manufacturing Services 0.9%
27,000	Fabrinet*	$2,577,150

	Financial Exchanges & Data 0.6%
226,000	Open Lending Corp., Class A*	1,817,040

	Food Distributors 1.5%
149,000	Chefs’ Warehouse, Inc.*	4,316,530

	Health Care Equipment 2.6%
230,287	Biomerica, Inc.*	905,028
628,000	Brainsway Ltd., ADR*	2,298,480
2,907,000	Conformis, Inc.*	555,818
129,000	Inmode Ltd.*	3,755,190

		7,514,516

	Health Care Services 4.8%
56,000	Addus HomeCare Corp.*	5,333,440
73,100	Castle Biosciences, Inc.*	1,906,448
414,925	InfuSystem Holdings, Inc.*	2,900,326
667,000	Viemed Healthcare, Inc.*	4,002,000

		14,142,214

	Health Care Supplies 2.6%
408,000	Bioventus, Inc., Class A*	2,856,000
201,532	Cerus Corp.*	725,515
84,000	OrthoPediatrics Corp.*	3,875,760

		7,457,275

	Health Care Technology 2.5%
647,237	Instem PLC*	4,254,852
64,000	Nexus AG	2,986,165

		7,241,017

	Home Furnishings 0.5%
71,000	Lovesac Co.*	1,446,980

	Homebuilding 2.3%
127,000	Skyline Champion Corp.*	6,714,490

	Industrial Machinery 3.5%
30,000	John Bean Technologies Corp.	2,580,000
22,000	Kadant, Inc.	3,669,820
64,095	Kornit Digital Ltd.*	1,705,568
221,000	va-Q-tec AG*	2,155,057

		10,110,445

	Integrated Telecommunication Services 1.5%
351,300	Ooma, Inc.*	4,320,990

	Interactive Media & Services 0.4%
161,226	VerticalScope Holdings, Inc.*	1,167,163

	Internet Services & Infrastructure 0.7%
55,000	Tucows, Inc., Class A*	2,057,550

	Investment Banking & Brokerage 1.7%
353,265	JDC Group AG*	5,089,396

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	IT Consulting & Other Services 3.9%
984,000	AgileThought, Inc.*	$3,837,600
220,000	Grid Dynamics Holdings, Inc.*	4,120,600
1,321,000	Pivotree, Inc.*	3,370,996

		11,329,196

	Leisure Products 0.9%
188,000	American Outdoor Brands, Inc.*	1,648,760
65,000	Clarus Corp.	875,550

		2,524,310

	Life Sciences Tools & Services 2.8%
131,379	Ergomed PLC*	1,696,623
381,500	Inotiv, Inc.*	6,428,275

		8,124,898

	Mortgage REITs 1.5%
286,567	AFC Gamma, Inc.	4,384,475

	Movies & Entertainment 1.2%
1,665,953	Thunderbird Entertainment Group, Inc.*	3,618,098

	Oil & Gas Exploration & Production 3.7%
1,008,000	Evolution Petroleum Corp.	7,015,680
1,294,348	New Stratus Energy, Inc.*	796,464
1,718,921	Yangarra Resources Ltd.*	2,849,625

		10,661,769

	Pharmaceuticals 2.0%
47,856	Biote Corp., Class A*	204,824
461,000	Harrow Health, Inc.*	5,564,270

		5,769,094

	Regional Banks 3.8%
198,583	California BanCorp*	4,015,348
190,000	Esquire Financial Holdings, Inc.	7,134,500

		11,149,848

	Research & Consulting Services 3.8%
54,815	ICF International, Inc.	5,975,932
2,207,226	Knights Group Holdings PLC	1,882,861
192,129	Red Violet, Inc.*	3,327,674

		11,186,467

	Restaurants 0.9%
585,000	Noodles & Co.*	2,749,500

	Semiconductor Equipment 1.4%
229,000	Veeco Instruments, Inc.*	4,195,280

	Semiconductors 2.9%
85,040	Impinj, Inc.*	6,805,751
21,000	SiTime Corp.*	1,653,330

		8,459,081

	Specialized Finance 1.0%
107,300	A-Mark Precious Metals, Inc.	3,046,247

Shares		Value

	Specialty Chemicals 1.0%
401,000	Neo Performance Materials, Inc.	$2,958,113

	Steel 1.4%
118,000	Haynes International, Inc.	4,144,160

	Systems Software 0.9%
95,000	Ping Identity Holding Corp.*	2,666,650

	Thrifts & Mortgage Finance 5.0%
99,000	Axos Financial, Inc.*	3,388,770
359,000	Mortgage Advice Bureau Holdings Ltd.	2,549,352
823,006	Sterling Bancorp, Inc.*	4,962,726
329,076	Velocity Financial, Inc.*	3,567,184

		14,468,032

	Trading Companies & Distributors 3.6%
129,000	Global Industrial Co.	3,461,070
167,000	Hardwoods Distribution, Inc.	3,184,407
250,000	Karat Packaging, Inc.*	3,997,500

		10,642,977

	Total Common Stocks (cost $278,666,932)	273,462,125

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals LLC* *** †	21,222

	Total Limited Liability Company Membership Interest (cost $30,001)	21,222

	WARRANTS 0.0%

	Trading Companies & Distributors 0.0%
14,476	Greenlane Holdings, Inc., expiring 2/24/2026* *** †	0

	Total Warrants (cost $396,902)	0

Wasatch Micro Cap Value Fund (WAMVX / WGMVX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.4%

	Repurchase Agreement 7.4%
$21,740,423	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $19,029,500 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024 & United States Treasury Notes 3.00% due 7/15/2025; value: $22,175,241; repurchase proceeds: $21,743,431 (cost $21,740,423)	$21,740,423

	Total Short-Term Investments (cost $21,740,423)	21,740,423

	Total Investments (cost $300,834,258) 101.0%§	295,223,770

	Liabilities less Other Assets (1.0%)	(2,981,322)

	Net Assets 100.0%	$292,242,448

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule144A of the Securities Act of 1933 at September 30, 2022, amounted to approximately $21,222, and represented 0.00% of net assets.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 6.32%.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	1.4
Canada	7.6
France	0.4
Germany	3.7
Israel	3.8
Italy	0.3
United Kingdom	5.1
United States	77.7

TOTAL	100.0%

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.8%

	Apparel Retail 2.1%
701,504	Boot Barn Holdings, Inc.*	$41,009,924

	Application Software 9.3%
1,389,146	CS Disco, Inc.*	13,891,460
562,990	Five9, Inc.*	42,212,990
913,845	nCino, Inc.*	31,171,253
279,910	Paylocity Holding Corp.*	67,620,658
490,435	Sprout Social, Inc., Class A*	29,759,596

		184,655,957

	Asset Management & Custody Banks 4.5%
1,546,541	Focus Financial Partners, Inc., Class A*	48,731,507
1,644,311	StepStone Group, Inc., Class A	40,302,063

		89,033,570

	Auto Parts & Equipment 2.0%
630,542	XPEL, Inc.*	40,632,126

	Biotechnology 4.0%
2,442,137	Atara Biotherapeutics, Inc.*	9,231,278
1,646,145	C4 Therapeutics, Inc.*	14,436,692
168,848	Cytokinetics, Inc.*	8,180,685
683,087	Dyne Therapeutics, Inc.*	8,675,205
241,231	Kymera Therapeutics, Inc.*	5,251,599
560,793	Nkarta, Inc.*	7,380,036
833,208	Nurix Therapeutics, Inc.*	10,856,700
3,037,197	Sangamo Therapeutics, Inc.*	14,882,265

		78,894,460

	Building Products 2.7%
454,618	AAON, Inc.	24,494,818
1,768,814	AZEK Co., Inc.*	29,397,689

		53,892,507

	Data Processing & Outsourced Services 3.3%
453,904	Euronet Worldwide, Inc.*	34,387,767
999,815	Repay Holdings Corp.*	7,058,694
1,485,962	TaskUS, Inc., Class A* ‡‡	23,923,988

		65,370,449

	Distillers & Vintners 0.8%
5,500,000	Vintage Wine Estates, Inc.* ‡‡	15,235,000

	Financial Exchanges & Data 0.8%
2,089,753	Open Lending Corp., Class A*	16,801,614

	General Merchandise Stores 2.1%
825,290	Ollie’s Bargain Outlet Holdings, Inc.*	42,584,964

	Health Care Equipment 2.1%
232,910	Inspire Medical Systems, Inc.*	41,311,247

	Health Care Facilities 4.9%
971,162	Ensign Group, Inc.	77,207,379
1,957,929	Pennant Group, Inc.* ‡‡	20,382,041

		97,589,420

Shares		Value

	Health Care Services 1.1%
849,160	Castle Biosciences, Inc.*	$22,146,093

	Health Care Supplies 3.7%
2,610,999	Neogen Corp.*	36,475,656
825,248	Silk Road Medical, Inc.*	37,136,160

		73,611,816

	Home Improvement Retail 2.0%
556,161	Floor & Decor Holdings, Inc., Class A*	39,075,872

	Homebuilding 1.9%
455,993	LGI Homes, Inc.*	37,104,150

	Industrial Machinery 7.3%
920,037	Helios Technologies, Inc.	46,553,872
1,041,916	Kornit Digital Ltd.*	27,725,385
4,189,173	Markforged Holding Corp.*	8,294,563
297,320	RBC Bearings, Inc.*	61,786,069

		144,359,889

	Insurance Brokers 1.1%
610,596	Goosehead Insurance, Inc., Class A*	21,761,641

	Interactive Media & Services 2.3%
2,734,602	ZipRecruiter, Inc., Class A*	45,120,933

	Internet & Direct Marketing Retail 1.2%
891,071	Global-e Online Ltd.*	23,845,060

	IT Consulting & Other Services 4.1%
261,134	Globant SA*	48,852,949
1,762,376	Grid Dynamics Holdings, Inc.*	33,009,302

		81,862,251

	Leisure Products 1.5%
1,050,180	YETI Holdings, Inc.*	29,951,134

	Life Sciences Tools & Services 3.8%
485,491	Medpace Holdings, Inc.*	76,304,620

	Managed Health Care 3.3%
973,193	HealthEquity, Inc.*	65,369,374

	Oil & Gas Equipment & Services 0.7%
827,153	DMC Global, Inc.*	13,217,905

	Packaged Foods & Meats 2.0%
817,036	Freshpet, Inc.*	40,925,333

	Personal Products 1.9%
1,820,476	BellRing Brands, Inc.*	37,520,010

	Pharmaceuticals 2.2%
88,820	Arvinas, Inc.*	3,951,602
1,199,678	Esperion Therapeutics, Inc.*	8,037,842
680,611	Intra-Cellular Therapies, Inc.*	31,668,830

		43,658,274

Wasatch Small Cap Growth Fund (WAAEX / WIAEX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Regional Banks 4.1%
1,003,906	Pinnacle Financial Partners, Inc.	$81,416,777

	Semiconductor Equipment 2.5%
589,317	Nova Ltd.*	50,268,740

	Semiconductors 0.8%
200,406	SiTime Corp.*	15,777,964

	Specialized Consumer Services 1.3%
3,124,282	Mister Car Wash, Inc.*	26,806,340

	Specialty Stores 2.5%
355,677	Five Below, Inc.*	48,966,053

	Systems Software 6.9%
553,926	CyberArk Software Ltd.*	83,055,664
540,560	JFrog Ltd.*	11,951,782
978,913	Rapid7, Inc.*	41,995,368

		137,002,814

	Trading Companies & Distributors 2.0%
387,346	SiteOne Landscape Supply, Inc.*	40,338,212

	Total Common Stocks (cost $2,101,615,142)	1,963,422,493

	PREFERRED STOCKS 1.2%

	Semiconductor Equipment 0.0%
184,939	Nanosys, Inc., Series A-1 Pfd.* *** †	92,470
991,999	Nanosys, Inc., Series A-2 Pfd.* *** †	495,999

		588,469

	Systems Software 0.5%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	9,708,253

	Textiles 0.7%
611,205	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	13,770,449

	Total Preferred Stocks (cost $28,184,928)	24,067,171

	WARRANTS 0.1%

	Pharmaceuticals 0.1%
1,199,678	Esperion Therapeutics, Inc., expiring 12/7/2023* *** †	695,813

	Total Warrants (cost $538,893)	695,813

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.0%

	Repurchase Agreement 0.0%
$165,321	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $139,800 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $168,663; repurchase proceeds: $165,333 (cost $165,321)	$165,321

	Total Short-Term Investments (cost $165,321)	165,321

	Total Investments (cost $2,130,504,284) 100.1%	1,988,350,798

	Liabilities less Other Assets (0.1%)	(1,416,674)

	Net Assets 100.0%	$1,986,934,124

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2022, amounted to approximately $24,762,984, and represented 1.25% of net assets.

‡‡Affiliated company (see Note 8).

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Israel	9.3
United States	90.7

TOTAL	100.0%

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.2%

	Advertising 1.6%
844,981	Thryv Holdings, Inc.*	$19,290,916

	Application Software 3.5%
551,672	Ebix, Inc.	10,465,218
242,811	Five9, Inc.*	18,205,969
228,753	Guidewire Software, Inc.*	14,086,609

		42,757,796

	Asset Management & Custody Banks 5.8%
821,584	Artisan Partners Asset Management, Inc., Class A	22,125,257
659,142	Focus Financial Partners, Inc., Class A*	20,769,564
480,044	Hamilton Lane, Inc., Class A	28,615,423

		71,510,244

	Auto Parts & Equipment 1.2%
193,884	Fox Factory Holding Corp.*	15,332,347

	Automotive Retail 1.0%
286,399	Monro, Inc.	12,446,901

	Biotechnology 1.9%
1,373,334	Atara Biotherapeutics, Inc.*	5,191,203
500,432	C4 Therapeutics, Inc.*	4,388,789
433,585	Dyne Therapeutics, Inc.*	5,506,529
198,133	Kymera Therapeutics, Inc.*	4,313,355
353,928	Nurix Therapeutics, Inc.*	4,611,682

		24,011,558

	Building Products 3.7%
2,638,648	Janus International Group, Inc.*	23,536,740
493,021	Trex Co., Inc.*	21,663,343

		45,200,083

	Commodity Chemicals 3.0%
438,153	AdvanSix, Inc.	14,064,711
915,919	Valvoline, Inc.	23,209,388

		37,274,099

	Construction & Engineering 1.7%
805,725	Construction Partners, Inc., Class A*	21,134,167

	Data Processing & Outsourced Services 2.8%
285,765	Euronet Worldwide, Inc.*	21,649,556
778,587	TaskUS, Inc., Class A*	12,535,251

		34,184,807

	Diversified Chemicals 1.1%
577,482	Huntsman Corp.	14,171,408

	Education Services 1.7%
256,568	Grand Canyon Education, Inc.*	21,102,718

	Electrical Components & Equipment 1.1%
113,425	Encore Wire Corp.	13,105,124

Shares		Value

	Electronic Components 1.0%
723,940	Vishay Intertechnology, Inc.	$12,878,893

	Electronic Manufacturing Services 2.1%
274,944	Fabrinet*	26,243,405

	Financial Exchanges & Data 0.9%
1,318,290	Open Lending Corp., Class A*	10,599,052

	Food Retail 1.0%
433,799	Sprouts Farmers Market, Inc.*	12,037,922

	General Merchandise Stores 2.1%
492,462	Ollie’s Bargain Outlet Holdings, Inc.*	25,411,039

	Health Care Equipment 1.2%
504,895	Inmode Ltd.*	14,697,493

	Health Care Facilities 3.6%
559,988	Ensign Group, Inc.	44,519,046

	Health Care Supplies 0.9%
820,150	Neogen Corp.*	11,457,496

	Home Furnishings 0.9%
518,611	Lovesac Co.*	10,569,292

	Homebuilding 3.5%
195,355	LGI Homes, Inc.*	15,896,037
505,659	Skyline Champion Corp.*	26,734,191

		42,630,228

	Industrial Machinery 8.4%
1,008,171	Altra Industrial Motion Corp.	33,894,709
387,201	Helios Technologies, Inc.	19,592,371
298,374	Kadant, Inc.	49,771,767

		103,258,847

	Investment Banking & Brokerage 2.1%
778,018	Moelis & Co., Class A	26,304,789

	Leisure Products 1.2%
539,197	YETI Holdings, Inc.*	15,377,898

	Life Sciences Tools & Services 2.7%
5,000	Inotiv, Inc.*	84,250
207,824	Medpace Holdings, Inc.*	32,663,698

		32,747,948

	Managed Health Care 1.6%
286,510	HealthEquity, Inc.*	19,244,877

	Mortgage REITs 1.3%
1,368,169	Arbor Realty Trust, Inc.	15,733,943

	Oil & Gas Equipment & Services 1.3%
428,953	Cactus, Inc., Class A	16,484,664

Wasatch Small Cap Value Fund (WMCVX / WICVX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 3.6%
1,371,212	Magnolia Oil & Gas Corp., Class A	$27,163,710
364,961	Matador Resources Co.	17,853,892

		45,017,602

	Paper Products 0.9%
909,660	Mercer International, Inc.	11,188,818

	Pharmaceuticals 2.0%
522,645	Intra-Cellular Therapies, Inc.*	24,318,672

	Property & Casualty Insurance 1.0%
256,032	Axis Capital Holdings Ltd.	12,583,973

	Regional Banks 8.2%
1,031,237	Bank OZK	40,795,736
731,660	FB Financial Corp.	27,956,728
399,273	ServisFirst Bancshares, Inc.	31,941,840

		100,694,304

	Research & Consulting Services 1.0%
1,445,168	LegalZoom.com, Inc.*	12,385,090

	Semiconductor Equipment 4.1%
348,502	Nova Ltd.*	29,727,221
1,126,561	Veeco Instruments, Inc.*	20,638,597

		50,365,818

	Specialized Consumer Services 1.1%
1,552,230	Mister Car Wash, Inc.*	13,318,133

	Specialized REITs 2.6%
776,143	National Storage Affiliates Trust	32,272,026

	Specialty Chemicals 2.5%
357,974	Innospec, Inc.	30,667,633

	Steel 1.0%
452,384	Schnitzer Steel Industries, Inc., Class A	12,874,849

	Thrifts & Mortgage Finance 2.0%
714,558	Axos Financial, Inc.*	24,459,320

	Trading Companies & Distributors 1.1%
311,542	Rush Enterprises, Inc., Class A	13,664,232

	Trucking 2.2%
87,265	Saia, Inc.*	16,580,350
549,507	Schneider National, Inc., Class B	11,154,992

		27,735,342

	Total Common Stocks (cost $1,228,447,796)	1,223,264,812

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$8,611,926	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $7,281,000 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $8,784,205; repurchase proceeds: $8,612,522 (cost $8,611,926)	$8,611,926

	Total Short-Term Investments (cost $8,611,926)	8,611,926

	Total Investments (cost $1,237,059,722) 99.9%	1,231,876,738

	Other Assets less Liabilities 0.1%	1,491,246

	Net Assets 100.0%	$1,233,367,984

	*Non-income producing. REIT Real Estate Investment Trust.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Israel	3.6
United States	96.4

TOTAL	100.0%

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.5%

	Application Software 9.6%
454,794	Five9, Inc.*	$34,100,454
73,553	HubSpot, Inc.*	19,868,137
185,435	Paylocity Holding Corp.*	44,797,387
398,741	Q2 Holdings, Inc.*	12,839,460
337,870	Sprout Social, Inc., Class A*	20,501,952

		132,107,390

	Asset Management & Custody Banks 1.2%
504,330	Focus Financial Partners, Inc., Class A*	15,891,438

	Biotechnology 7.9%
1,902,178	Atara Biotherapeutics, Inc.*	7,190,233
1,215,159	C4 Therapeutics, Inc.*	10,656,944
98,508	Cytokinetics, Inc.*	4,772,713
228,476	Denali Therapeutics, Inc.*	7,011,928
473,300	Dyne Therapeutics, Inc.*	6,010,910
597,995	Exact Sciences Corp.*	19,428,858
968,898	Exagen, Inc.* ‡‡	2,625,714
692,729	Frequency Therapeutics, Inc.*	1,239,985
200,244	Kymera Therapeutics, Inc.*	4,359,312
1,826,829	MacroGenics, Inc.*	6,320,828
682,856	Nkarta, Inc.*	8,986,385
458,644	Nurix Therapeutics, Inc.*	5,976,131
4,959,973	Sangamo Therapeutics, Inc.*	24,303,868

		108,883,809

	Building Products 2.1%
639,829	Trex Co., Inc.*	28,114,086

	Data Processing & Outsourced Services 1.4%
198,764	Block, Inc.*	10,930,032
1,200,348	Repay Holdings Corp.*	8,474,457

		19,404,489

	Distillers & Vintners 0.9%
4,207,539	Vintage Wine Estates, Inc.* ‡‡	11,654,883

	Electronic Equipment & Instruments 0.5%
697,228	nLight, Inc.*	6,588,805

	Financial Exchanges & Data 3.4%
67,215	MarketAxess Holdings, Inc.	14,954,666
2,055,982	Open Lending Corp., Class A*	16,530,095
279,300	Tradeweb Markets, Inc., Class A	15,758,106

		47,242,867

	General Merchandise Stores 1.8%
486,969	Ollie’s Bargain Outlet Holdings, Inc.*	25,127,600

Shares		Value

	Health Care Equipment 8.2%
1,655,948	Artivion, Inc.*	$22,918,320
418,291	AtriCure, Inc.*	16,355,178
13,764,042	Conformis, Inc.* ‡‡	2,631,685
209,798	Inspire Medical Systems, Inc.*	37,211,871
92,323	Outset Medical, Inc.*	1,470,706
1,203,642	Paragon 28, Inc.*	21,448,901
231,112	Tandem Diabetes Care, Inc.*	11,058,709

		113,095,370

	Health Care Services 2.3%
1,218,695	Castle Biosciences, Inc.*	31,783,566

	Health Care Supplies 4.5%
4,692,237	Cerus Corp.*	16,892,053
988,094	Silk Road Medical, Inc.*	44,464,230

		61,356,283

	Health Care Technology 1.2%
99,803	Veeva Systems, Inc., Class A*	16,455,519

	Home Improvement Retail 2.9%
566,253	Floor & Decor Holdings, Inc., Class A*	39,784,936

	Homebuilding 2.6%
147,150	LGI Homes, Inc.*	11,973,595
439,246	Skyline Champion Corp.*	23,222,936

		35,196,531

	Industrial Machinery 1.9%
957,845	Kornit Digital Ltd.*	25,488,255

	Insurance Brokers 1.7%
286,644	Goosehead Insurance, Inc., Class A*	10,215,992
1,525,922	Hagerty, Inc., Class A*	13,718,039

		23,934,031

	Internet Services & Infrastructure 0.9%
805,299	BigCommerce Holdings, Inc., Series 1*	11,918,425

	IT Consulting & Other Services 3.7%
343,856	Endava PLC, ADR*	27,725,109
122,825	Globant SA*	22,978,101

		50,703,210

	Leisure Products 0.4%
1,412,884	Solo Brands, Inc., Class A*	5,368,959

	Managed Health Care 2.0%
405,351	HealthEquity, Inc.*	27,227,427

	Metal & Glass Containers 1.0%
522,008	TriMas Corp.	13,086,741

Wasatch Ultra Growth Fund (WAMCX / WGMCX)	SEPTEMBER 30, 2022

Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.5%
1,037,411	Magnolia Oil & Gas Corp., Class A	$20,551,112

	Packaged Foods & Meats 3.4%
941,928	Freshpet, Inc.*	47,181,173

	Pharmaceuticals 5.2%
130,037	Arvinas, Inc.*	5,785,346
1,741,280	Esperion Therapeutics, Inc.*	11,666,576
1,162,826	Intra-Cellular Therapies, Inc.*	54,106,294

		71,558,216

	Regional Banks 4.1%
1,046,252	Bank OZK	41,389,729
191,212	Pinnacle Financial Partners, Inc.	15,507,293

		56,897,022

	Semiconductor Equipment 5.9%
603,253	Kulicke & Soffa Industries, Inc.	23,243,338
362,484	Nova Ltd.*	30,919,885
1,110,506	PDF Solutions, Inc.*	27,240,712

		81,403,935

	Semiconductors 4.7%
93,080	Monolithic Power Systems, Inc.	33,825,272
333,523	Power Integrations, Inc.	21,452,199
122,319	SiTime Corp.*	9,630,175

		64,907,646

	Specialty Chemicals 2.5%
287,352	Balchem Corp.	34,936,256

	Specialty Stores 3.1%
311,074	Five Below, Inc.*	42,825,558

	Systems Software 6.0%
250,413	CyberArk Software Ltd.*	37,546,926
332,820	JFrog Ltd.*	7,358,650
195,765	Monday.com Ltd.*	22,188,005
357,299	Rapid7, Inc.*	15,328,127

		82,421,708

	Total Common Stocks (cost $1,500,034,195)	1,353,097,246

	PREFERRED STOCKS 0.8%

	Semiconductor Equipment 0.0%
46,235	Nanosys, Inc., Series A-1 Pfd.* *** †	23,118
248,000	Nanosys, Inc., Series A-2 Pfd.* *** †	124,000

		147,118

	Textiles 0.8%
509,338	Johnnie-O Holdings, Inc., Series A Pfd.* *** † ‡‡	11,475,385

	Total Preferred Stocks (cost $15,546,240)	11,622,503

Shares		Value

	WARRANTS 0.1%

	Insurance Brokers 0.1%
450,000	Hagerty, Inc., expiring 12/2/2026* *** †	$882,000

	Pharmaceuticals 0.0%
1,061,689	Esperion Therapeutics, Inc., expiring 12/7/2023* *** †	615,779

	Total Warrants (cost $2,026,219)	1,497,779

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$6,762,626	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $7,129,600 of United States Treasury Notes 3.00% due 7/15/2025; value: $6,897,888; repurchase proceeds: $6,763,093(cost $6,762,626)	$6,762,626

	Total Short-Term Investments (cost $6,762,626)	6,762,626

	Total Investments (cost $1,524,369,280) 99.9%	1,372,980,154

	Other Assets less Liabilities 0.1%	892,977

	Net Assets 100.0%	$1,373,873,131

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9). The aggregate value of securities purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 at September 30, 2022, amounted to approximately $13,120,282, and represented 0.95% of net assets.

‡‡Affiliated company (see Note 8).

ADR American Depositary Receipt.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Israel	8.5
United Kingdom	2.0
United States	89.5

TOTAL	100.0%

Wasatch U.S. Select Fund (WAUSX / WGUSX)	SEPTEMBER 30, 2022

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.6%

	Aerospace & Defense 3.9%
1,825	HEICO Corp., Class A	$209,181

	Application Software 18.0%
718	ANSYS, Inc.*	159,181
1,430	Five9, Inc.*	107,221
1,777	Guidewire Software, Inc.*	109,428
332	HubSpot, Inc.*	89,680
569	Paylocity Holding Corp.*	137,459
550	Roper Technologies, Inc.	197,802
1,046	Workday, Inc., Class A*	159,222

		959,993

	Asset Management & Custody Banks 2.8%
2,511	Hamilton Lane, Inc., Class A	149,681

	Building Products 2.6%
3,147	Trex Co., Inc.*	138,279

	Data Processing & Outsourced Services 1.5%
1,501	Block, Inc.*	82,540

	Distributors 2.7%
448	Pool Corp.	142,558

	Diversified Support Services 3.5%
1,779	Copart, Inc.*	189,286

	Electrical Components & Equipment 4.2%
1,970	AMETEK, Inc.	223,418

	Electronic Components 3.9%
3,077	Amphenol Corp., Class A	206,036

	Electronic Equipment & Instruments 5.5%
3,628	Cognex Corp.	150,380
1,249	Novanta, Inc.*	144,447

		294,827

	Financial Exchanges & Data 5.9%
669	MarketAxess Holdings, Inc.	148,846
781	Morningstar, Inc.	165,822

		314,668

	Health Care Facilities 3.9%
2,607	Ensign Group, Inc.	207,256

	Health Care Supplies 1.9%
7,424	Neogen Corp.*	103,713

	Health Care Technology 2.5%
827	Veeva Systems, Inc., Class A*	136,356

	Home Improvement Retail 1.8%
1,401	Floor & Decor Holdings, Inc., Class A*	98,434

	IT Consulting & Other Services 2.5%
720	Globant SA*	134,698

Shares		Value

	Leisure Products 1.6%
3,049	YETI Holdings, Inc.*	$86,957

	Life Sciences Tools & Services 6.4%
954	ICON PLC*	175,326
1,059	Medpace Holdings, Inc.*	166,443

		341,769

	Managed Health Care 3.4%
2,709	HealthEquity, Inc.*	181,964

	Regional Banks 3.7%
4,956	Bank OZK	196,059

	Semiconductors 2.6%
385	Monolithic Power Systems, Inc.	139,909

	Specialty Chemicals 4.1%
1,789	Balchem Corp.	217,507

	Specialty Stores 3.2%
1,232	Five Below, Inc.*	169,609

	Systems Software 2.6%
914	CyberArk Software Ltd.*	137,045

	Trucking 4.9%
5,911	Lyft, Inc., Class A*	77,848
745	Old Dominion Freight Line, Inc.	185,334

		263,182

	Total Common Stocks (cost $5,888,692)	5,324,925

	Total Investments (cost $5,888,692) 99.6%	5,324,925

	Other Assets less Liabilities 0.4%	20,223

	Net Assets 100.0%	$5,345,148

	*Non-income producing.

	See Notes to Financial Statements.

At September 30, 2022, Wasatch U.S. Select Fund’s investments were in the following countries (unaudited):

Country	%
Ireland	3.3
Israel	2.6
United States	94.1

TOTAL	100.0%

Wasatch-Hoisington U.S. Treasury Fund (WHOSX)	SEPTEMBER 30, 2022

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 98.6%
$124,000,000	U.S. Treasury Bond, 1.25%, 5/15/50	$69,425,468
112,300,000	U.S. Treasury Bond, 1.375%, 8/15/50	65,063,813
71,000,000	U.S. Treasury Bond, 1.875%, 11/15/51	46,954,297
54,900,000	U.S. Treasury Bond, 2.25%, 8/15/46	39,592,336
45,530,000	U.S. Treasury Bond, 3.00%, 8/15/48	38,556,440
22,150,000	U.S. Treasury Bond, 2.50%, 2/15/45	16,907,545
9,500,000	U.S. Treasury Bond, 2.25%, 8/15/49	6,953,555

	Total U.S. Government Obligations (cost $377,764,436)	283,453,454

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$3,807,425	Repurchase Agreement dated 9/30/22, 0.83% due 10/3/22 with Fixed Income Clearing Corp. collateralized by $3,219,000 of United States Treasury Inflation Indexed Notes 0.125% due 7/15/2024; value: $3,883,581; repurchase proceeds: $3,807,688 (cost $3,807,425)	$3,807,425

	Total Short-Term Investments (cost $3,807,425)	3,807,425

	Total Investments (cost $381,571,861) 99.9%	287,260,879

	Other Assets less Liabilities 0.1%	261,950

	Net Assets 100.0%	$287,522,829

	See Notes to Financial Statements.

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Wasatch Funds

Statements of Assets and Liabilities

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Assets:
Investments, at cost
Unaffiliated issuers	$2,454,569,715	$354,798,271	$438,037,497
Repurchase agreements	10,622,074	20,897,035	12,309,784

	$2,465,191,789	$375,695,306	$450,347,281

Investments, at market value
Unaffiliated issuers	$2,623,070,710	$537,165,834	$331,928,284
Repurchase agreements	10,622,074	20,897,035	12,309,784

	2,633,692,784	558,062,869	344,238,068
Cash	—	—	48,322
Foreign currency on deposit (cost of $0, $0, $39, $193,451, $4,022, $518, $4 and $5, respectively)	—	—	36
Receivable for investment securities sold	1,928,775	—	—
Capital shares receivable	1,446,673	1,405,400	255,827
Interest and dividends receivable	778,545	325,093	120,651
Receivable from Investment Advisor	—	—	—
Prepaid expenses and other assets	91,975	30,490	66,954

Total Assets	2,637,938,752	559,823,852	344,729,858

Liabilities:
Payable for securities purchased	449,581	—	48,322
Capital shares payable	1,645,952	514,299	662,590
Dividends payable to shareholders	—	—	—
Payable to Advisor	2,288,297	582,472	302,106
Accrued fund administration fees	796,573	126,850	59,649
Accrued expenses and other liabilities	635,894	335,306	173,348
Foreign capital gains taxes payable	—	16,672,473	—
Line of credit payable	—	—	—

Total Liabilities	5,816,297	18,231,400	1,246,015

Net Assets	$2,632,122,455	$541,592,452	$343,483,843

Net Assets Consist of:
Capital stock	$427,547	$948,322	$252,350
Paid-in-capital in excess of par	2,469,782,309	383,092,167	493,973,482
Distributable earnings (accumulated loss)	161,912,599	157,551,963	(150,741,989)

Net Assets	$2,632,122,455	$541,592,452	$343,483,843

Net Assets
Investor Class	1,356,652,952	227,767,044	52,571,415
Institutional Class	1,275,469,503	313,825,408	290,912,428

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	22,224,154	40,171,800	3,940,114
Institutional Class	20,530,593	54,660,435	21,294,894

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$61.04	$5.67	$13.34

Institutional Class	$62.13	$5.74	$13.66

See Notes to Financial Statements.

SEPTEMBER 30, 2022

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$333,540,310	$42,201,495	$152,315,928	$14,896,157	$116,172,488
—	2,086,897	—	—	3,220,268

$333,540,310	$44,288,392	$152,315,928	$14,896,157	$119,392,756

$383,733,599	$39,230,831	$163,413,330	$12,716,865	$116,202,263
—	2,086,897	—	—	3,220,268

383,733,599	41,317,728	163,413,330	12,716,865	119,422,531
—	136,434	—	1,573	—
193,344	4,017	488	4	6
38,571	—	—	—	—
97,166	2,575	174,846	16,875	4,904
293,966	8,618	114,758	8,220	310,602
—	—	—	4,811	—
55,397	12,905	15,851	20,189	14,500

384,412,043	41,482,277	163,719,273	12,768,537	119,752,543

—	196,443	—	—	731,676
413,016	18	130,288	—	135,662
—	—	—	—	21,584
562,596	42,238	177,812	—	82,964
146,836	19,981	56,067	4,584	49,222
299,473	110,443	107,203	39,941	165,640
4,248,388	565,637	587,665	16,633	—
844,731	—	346,672	—	—

6,515,040	934,760	1,405,707	61,158	1,186,748

$377,897,003	$40,547,517	$162,313,566	$12,707,379	$118,565,795

$1,519,564	$165,278	$477,382	$14,464	$148,223
329,034,807	147,431,772	150,816,506	16,469,586	271,857,933
47,342,632	(107,049,533)	11,019,678	(3,776,671)	(153,440,361)

$377,897,003	$40,547,517	$162,313,566	$12,707,379	$118,565,795

153,161,418	30,131,937	107,047,976	3,879,429	102,982,990
224,735,585	10,415,580	55,265,590	8,827,950	15,582,805

62,002,030	12,322,258	31,582,567	445,207	12,871,398
89,954,321	4,205,536	16,155,664	1,001,153	1,950,871

$2.47	$2.45	$3.39	$8.71	$8.00

$2.50	$2.48	$3.42	$8.82	$7.99

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Greater China Fund	International Growth Fund	International Opportunities Fund

Assets:
Investments, at cost
Unaffiliated issuers	$7,215,190	$549,650,839	$400,143,784
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	11,611,836	28,357,537

	$7,215,190	$561,262,675	$428,501,321

Investments, at market value
Unaffiliated issuers	$4,783,983	$591,532,482	$391,056,630
Affiliated issuers[2]	—	—	—
Repurchase agreements	—	11,611,836	28,357,537

	4,783,983	603,144,318	419,414,167
Cash	43,560	—	—
Foreign currency on deposit (cost of $2,407, $313,930, $484,736, $4, $0, $5, $77,161 and $0, respectively)	2,409	312,952	484,180
Receivable for investment securities sold	—	156,840	2,196,836
Capital shares receivable	25	689,708	199,542
Interest and dividends receivable	4,786	1,064,300	602,545
Receivable from Investment Advisor	8,692	—	—
Prepaid expenses and other assets	8,489	36,572	22,156

Total Assets	4,851,944	605,404,690	422,919,426

Liabilities:
Securities sold short, at value (proceeds of $0, $0, $0, $0, $9,857,869, $0, $0 and $0, respectively)	—	—	—
Payable for securities purchased	—	—	619,239
Capital shares payable	—	1,975,248	697,827
Dividends payable to shareholders	—	—	—
Payable to Advisor	—	691,962	658,501
Accrued fund administration fees	611	346,366	186,791
Accrued expenses and other liabilities	35,473	382,649	276,297
Foreign capital gains taxes payable	—	2,465,237	1,801,995
Dividends payable on securities sold short	—	—	—

Total Liabilities	36,084	5,861,462	4,240,650

Net Assets	$4,815,860	$599,543,228	$418,678,776

Net Assets Consist of:
Capital stock	$8,065	$297,978	$1,646,362
Paid-in-capital in excess of par	10,198,456	578,619,642	471,441,761
Distributable earnings (accumulated loss)	(5,390,661)	20,625,608	(54,409,347)

Net Assets	$4,815,860	$599,543,228	$418,678,776

Net Assets
Investor Class	2,121,894	279,607,649	64,198,139
Institutional Class	2,693,966	319,935,579	354,480,637

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	354,766	13,956,673	25,597,740
Institutional Class	451,725	15,841,095	139,038,437

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$5.98	$20.03	$2.51

Institutional Class	$5.96	$20.20	$2.55

[1]	Fund inception date was October 1, 2021.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2022

International Select Fund	Long/Short Alpha Fund[1]	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$6,447,187	$31,043,412	$699,203,849	$279,093,835	$1,954,719,704
—	—	12,361,113	—	175,619,259
114,171	—	11,281,552	21,740,423	165,321

$6,561,358	$31,043,412	$722,846,514	$300,834,258	$2,130,504,284

$5,188,356	$24,898,426	$627,494,166	$273,483,347	$1,914,873,999
—	—	2,546,853	—	73,311,478
114,171	—	11,281,552	21,740,423	165,321

5,302,527	24,898,426	641,322,571	295,223,770	1,988,350,798
—	4,407,307	—	—	—
4	—	4	76,973	—
—	—	4,809,818	913,688	4,969,357
275	8,005	72,223	64,225	1,291,338
9,729	11,557	33,915	177,108	53,418
8,026	—	—	—	—
19,911	30,262	34,739	78,865	78,076

5,340,472	29,355,557	646,273,270	296,534,629	1,994,742,987

—	7,331,497	—	—	—
—	—	9,888,100	3,444,809	2,954,040
—	—	462,668	245,320	2,119,693
—	—	—	—	—
—	3,571	848,161	390,589	1,744,148
692	3,112	216,234	80,889	666,092
38,559	50,944	207,086	130,574	324,890
—	—	—	—	—
—	164	—	—	—

39,251	7,389,288	11,622,249	4,292,181	7,808,863

$5,301,221	$21,966,269	$634,651,021	$292,242,448	$1,986,934,124

$5,918	$24,345	$1,110,265	$1,046,599	$673,955
7,223,294	25,749,146	818,697,243	317,497,939	2,169,125,351
(1,927,991)	(3,807,222)	(185,156,487)	(26,302,090)	(182,865,182)

$5,301,221	$21,966,269	$634,651,021	$292,242,448	$1,986,934,124

2,513,596	8,183,905	558,093,021	249,290,265	848,032,711
2,787,625	13,782,364	76,558,000	42,952,183	1,138,901,413

282,482	908,138	97,632,740	89,352,665	29,048,479
309,321	1,526,364	13,393,793	15,307,243	38,347,019

$8.90	$9.01	$5.72	$2.79	$29.19

$9.01	$9.03	$5.72	$2.81	$29.70

Wasatch Funds

Statements of Assets and Liabilities (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund[1]

Assets:
Investments, at cost
Unaffiliated issuers	$1,228,447,796	$1,432,318,048	$5,888,692
Affiliated issuers[2]	—	85,288,606	—
Repurchase agreements	8,611,926	6,762,626	—

	$1,237,059,722	$1,524,369,280	$5,888,692

Investments, at market value
Unaffiliated issuers	$1,223,264,812	$1,337,829,861	$5,324,925
Affiliated issuers[2]	—	28,387,667	—
Repurchase agreements	8,611,926	6,762,626	—

	1,231,876,738	1,372,980,154	5,324,925
Cash	—	—	1,459
Receivable for investment securities sold	12,562,811	5,958,361	—
Capital shares receivable	744,183	561,659	8,053
Interest and dividends receivable	631,956	172,519	2,020
Receivable from Investment Advisor	—	—	7,310
Prepaid expenses and other assets	48,918	69,067	32,553

Total Assets	1,245,864,606	1,379,741,760	5,376,320

Liabilities:
Payable for securities purchased	10,141,362	2,173,305	—
Capital shares payable	682,871	1,759,812	—
Dividends payable to shareholders	—	—	—
Payable to Advisor	1,097,160	1,214,582	—
Accrued fund administration fees	338,624	359,644	196
Accrued expenses and other liabilities	236,605	361,286	30,976

Total Liabilities	12,496,622	5,868,629	31,172

Net Assets	$1,233,367,984	$1,373,873,131	$5,345,148

Net Assets Consist of:
Capital stock	$1,638,338	$522,124	$5,491
Paid-in-capital in excess of par	1,216,721,912	1,569,599,084	5,908,452
Distributable earnings (accumulated loss)	15,007,734	(196,248,077)	(568,795)

Net Assets	$1,233,367,984	$1,373,873,131	$5,345,148

Net Assets
Investor Class	570,200,799	984,853,122	1,779,238
Institutional Class	663,167,185	389,020,009	3,565,910

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	76,135,881	37,461,009	182,731
Institutional Class	87,697,959	14,751,425	366,347

Net Asset Value, Redemption Price and Offering Price Per Share
Investor Class	$7.49	$26.29	$9.74

Institutional Class	$7.56	$26.37	$9.73

[1]	Fund inception date was June 13, 2022.

[2]	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2022

U.S. Treasury Fund

$377,764,436
—
3,807,425

$381,571,861

$283,453,454
—
3,807,425

287,260,879
—
—
196,249
1,715,833
—
27,535

289,200,496

—
1,308,325
98,233
123,958
70,691
76,460

1,677,667

$287,522,829

$229,386
449,867,302
(162,573,859)

$287,522,829

287,522,829
—

22,938,585
—

$12.53

$—

Wasatch Funds

Statements of Operations

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund

Investment Income:
Interest	$10,790	$23,999	$11,897
Dividends[1]
Unaffiliated issuers	20,862,176	2,289,633	2,703,296

Total investment income	20,872,966	2,313,632	2,715,193

Expenses:
Investment advisory fees	35,030,449	7,659,665	3,869,060
Shareholder servicing fees — Investor Class	2,486,828	332,228	157,997
Shareholder servicing fees — Institutional Class	41,036	40,114	8,092
Fund administration fees	503,000	91,195	59,199
Fund accounting fees	291,853	68,845	50,212
Reports to shareholders — Investor Class	139,661	33,007	14,917
Reports to shareholders — Institutional Class	124,606	27,955	35,695
Custody fees	—	336,815	149,245
Federal and state registration fees — Investor Class	61,282	26,526	27,112
Federal and state registration fees — Institutional Class	64,038	27,112	67,976
Legal fees	147,404	25,797	15,916
Trustees’ fees	301,524	49,634	28,290
Interest	77,537	20,504	15,221
Audit fees	28,855	28,855	28,855
Other expenses	122,568	35,914	37,757

Total expenses before reimbursement	39,420,641	8,804,166	4,565,544
Reimbursement of expenses by Advisor	(57,066)	—	—

Net Expenses	39,363,575	8,804,166	4,565,544

Net Investment Income (Loss)	(18,490,609)	(6,490,534)	(1,850,351)

Realized Gain (Loss):
Investments sold	31,668,868	9,735,511	(41,917,144)
Foreign currency transactions	—	(537,510)	(590,935)
Foreign capital gains taxes	—	(5,552,473)	(2,023,099)

Net realized gain (loss)	31,668,868	3,645,528	(44,531,178)

Change in Unrealized Appreciation (Depreciation):
Investments	(1,243,502,591)	(120,204,697)	(164,475,508)
Investments in affiliates	(3,784,232)	—	—
Foreign currency translations	(876)	(28,215)	10,678
Deferred foreign capital gains taxes	—	17,631,759	2,300,628
Unfunded commitment with a SPAC	1,740,000	—	—

Net change in unrealized depreciation	(1,245,547,699)	(102,601,153)	(162,164,202)

Net loss on investments	(1,213,878,831)	(98,955,625)	(206,695,380)

Net Decrease in Net Assets Resulting from Operations	$(1,232,369,440)	$(105,446,159)	$(208,545,731)

[1]	Net of $0, $618,927, $375,804, $1,043,248, $60,111, $114,717, $7,272 and $334,174 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2022

Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Global Select Fund	Global Value Fund

$975	$1,318	$1,371	$8	$121,204

6,692,354	572,414	1,127,754	97,781	4,771,756

6,693,329	573,732	1,129,125	97,789	4,892,960

9,290,623	910,543	2,836,480	139,704	1,226,837
345,046	92,634	199,942	26,206	178,236
3,837	3,046	3,479	6,999	3,186
84,678	9,066	35,806	2,744	22,537
69,007	23,138	42,030	19,281	30,783
27,622	15,383	19,600	15,788	26,264
28,764	3,818	10,658	2,130	1,615
281,576	71,701	35,813	6,440	21,134
28,757	16,583	22,034	16,250	17,016
36,980	15,925	18,068	16,482	15,688
20,540	2,389	9,448	959	4,874
49,371	4,994	19,658	1,419	10,465
37,535	2,699	10,414	355	2,195
28,855	28,855	28,855	33,861	34,205
43,802	29,619	17,531	8,691	36,453

10,376,993	1,230,393	3,309,816	297,309	1,631,488
—	(71,364)	(15,210)	(118,736)	(147,720)

10,376,993	1,159,029	3,294,606	178,573	1,483,768

(3,683,664)	(585,297)	(2,165,481)	(80,784)	3,409,192

17,122,184	(4,706,925)	3,299,804	(1,053,884)	9,900,794
(444,205)	(90,773)	(41,767)	(14,182)	(52,407)
(5,059,083)	19,081	(980,404)	(35,834)	(24)

11,618,896	(4,778,617)	2,277,633	(1,103,900)	9,848,363

(275,629,928)	(26,936,949)	(105,642,093)	(6,483,945)	(24,650,766)
—	—	—	—	—
(15,167)	(16,297)	(4,793)	(553)	(25,830)
10,912,517	82,583	2,282,688	53,206	—
—	—	—	—	—

(264,732,578)	(26,870,663)	(103,364,198)	(6,431,292)	(24,676,596)

(253,113,682)	(31,649,280)	(101,086,565)	(7,535,192)	(14,828,233)

$(256,797,346)	$(32,234,577)	$(103,252,046)	$(7,615,976)	$(11,419,041)

Wasatch Funds

Statements of Operations (continued)

	Greater China Fund[1]	International Growth Fund	International Opportunities Fund

Investment Income:
Interest	$—	$20,851	$19,441
Dividends[3]
Unaffiliated issuers	78,167	12,627,597	5,621,187

Total investment income	78,167	12,648,448	5,640,628

Expenses:
Investment advisory fees	81,937	12,155,581	10,606,255
Shareholder servicing fees — Investor Class	9,625	452,353	102,993
Shareholder servicing fees — Institutional Class	1,873	7,608	281,496
Fund administration fees	—	158,055	97,008
Fund accounting fees	23,330	115,813	87,906
Reports to shareholders — Investor Class	14,504	40,758	1,838
Reports to shareholders — Institutional Class	2,620	45,860	49,323
Custody fees	7,757	187,671	167,400
Federal and state registration fees — Investor Class	19,453	26,902	17,194
Federal and state registration fees — Institutional Class	18,762	25,098	26,719
Legal fees	2,279	37,897	23,006
Trustees’ fees	759	89,011	55,415
Dividends on securities sold short	—	—	—
Interest	9,377	22,150	28,885
Audit fees	39,059	28,855	28,855
Other expenses	12,399	48,020	44,678

Total expenses before reimbursement	243,734	13,441,632	11,618,971
Reimbursement of expenses by Advisor	(124,080)	—	—

Net Expenses	119,654	13,441,632	11,618,971

Net Investment Income (Loss)	(41,487)	(793,184)	(5,978,343)

Realized Gain (Loss):
Investments sold	(2,462,124)	12,534,545	(23,432,261)
Investments in affiliates	—	—	—
Foreign currency transactions	25,948	(354,889)	(367,568)
Short positions	—	—	—
Net increase from reimbursements by affiliates	258,290	—	—
Foreign capital gains taxes	—	(2,985,501)	(53,613)

Net realized gain (loss)	(2,177,886)	9,194,155	(23,853,442)

Change in Unrealized Appreciation (Depreciation):
Investments	(1,896,500)	(526,908,512)	(332,575,816)
Investments in affiliates	—	—	—
Foreign currency translations	(53)	(146,031)	(48,145)
Short positions	—	—	—
Deferred foreign capital gains taxes	—	4,909,703	1,778,972
Unfunded commitment with a SPAC	—	—	—

Net change in unrealized depreciation	(1,896,553)	(522,144,840)	(330,844,989)

Net loss on investments	(4,074,439)	(512,950,685)	(354,698,431)

Net Decrease in Net Assets Resulting from Operations	$(4,115,926)	$(513,743,869)	$(360,676,774)

[1]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error.

[2]	Fund inception date was October 1, 2021.

[3]	Net of $4,682, $1,319,338, $652,256, $6,777, $0, $7,258, $31,389 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2022

International Select Fund	Long/Short Alpha Fund[2]	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund

$290	$—	$9,115	$28,842	$25,733

43,080	167,312	1,173,853	2,196,244	3,016,145

43,370	167,312	1,182,968	2,225,086	3,041,878

57,998	276,478	14,462,299	5,839,191	28,186,576
25,039	3,979	794,432	369,163	1,286,528
6,853	1,746	3,050	2,802	34,132
1,203	3,662	141,041	58,994	401,356
19,901	21,875	95,060	53,958	237,558
13,809	7,660	74,060	40,243	100,605
1,660	20,661	12,397	6,095	120,123
2,236	1,277	6,103	36,957	1,909
17,402	17,624	58,220	31,309	59,223
17,566	22,169	31,561	22,368	78,780
652	112,380	71,073	13,571	108,105
657	1,325	91,231	32,969	255,554
—	52,473	—	—	—
243	99,150	22,965	6,858	57,003
33,861	40,340	39,059	39,059	28,855
6,121	6,558	45,599	18,836	110,649

205,201	689,357	15,948,150	6,572,373	31,066,956
(125,926)	(184,076)	—	(16,429)	(88,527)

79,275	505,281	15,948,150	6,555,944	30,978,429

(35,905)	(337,969)	(14,765,182)	(4,330,858)	(27,936,551)

(566,812)	(2,660,151)	(84,119,850)	(14,262,834)	20,252,109
—	—	(2,615,694)	—	(3,373,704)
(106)	—	6,920	(3,305)	—
—	2,809,512	—	—	—
—	—	—	—	—
—	—	—	(752)	—

(566,918)	149,361	(86,728,624)	(14,266,891)	16,878,405

(3,011,686)	(6,144,986)	(338,715,512)	(129,240,028)	(1,392,738,127)
—	—	(25,147,913)	—	(95,652,286)
(421)	—	(143)	(2,033)	—
—	2,526,372	—	—	—
—	—	—	—	—
—	—	697,000	—	—

(3,012,107)	(3,618,614)	(363,166,568)	(129,242,061)	(1,488,390,413)

(3,579,025)	(3,469,253)	(449,895,192)	(143,508,952)	(1,471,512,008)

$(3,614,930)	$(3,807,222)	$(464,660,374)	$(147,839,810)	$(1,499,448,559)

Wasatch Funds

Statements of Operations (continued)

	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund[1]

Investment Income:
Interest	$16,515	$14,010	$—
Dividends[2]
Unaffiliated issuers	18,959,641	3,863,798	5,017

Total investment income	18,976,156	3,877,808	5,017

Expenses:
Investment advisory fees	15,869,586	21,424,978	8,835
Shareholder servicing fees — Investor Class	770,611	2,008,221	6,241
Shareholder servicing fees — Institutional Class	7,161	6,068	1,947
Fund administration fees	234,488	296,421	196
Fund accounting fees	143,476	180,740	5,392
Reports to shareholders — Investor Class	69,412	126,180	4,646
Reports to shareholders — Institutional Class	65,197	46,806	12,088
Custody fees	1,477	11,135	1,604
Federal and state registration fees — Investor Class	43,875	75,919	3,259
Federal and state registration fees — Institutional Class	42,062	47,795	3,270
Legal fees	54,991	93,704	41,495
Trustees’ fees	130,721	202,808	53
Interest	31,224	56,927	99
Audit fees	28,855	39,059	38,191
Other expenses	58,079	89,493	1,798

Total expenses before reimbursement	17,551,215	24,706,254	129,114
Reimbursement of expenses by Advisor	(37,909)	(64,668)	(118,421)

Net Expenses	17,513,306	24,641,586	10,693

Net Investment Income (Loss)	1,462,850	(20,763,778)	(5,676)

Realized Gain (Loss):
Investments sold	43,619,406	5,942,264	648
Investments in affiliates	—	(2,542,238)	—
Foreign currency transactions	—	(8,169)	—

Net realized gain (loss)	43,619,406	3,391,857	648

Change in Unrealized Depreciation:
Investments	(456,416,145)	(1,049,435,429)	(563,767)
Investments in affiliates	5,778,443	(57,281,193)	—
Foreign currency translations	—	(1,232)	—
Unfunded commitment with a SPAC	—	1,450,000	—

Net change in unrealized depreciation	(450,637,702)	(1,105,267,854)	(563,767)

Net loss on investments	(407,018,296)	(1,101,875,997)	(563,119)

Net Decrease in Net Assets Resulting from Operations	$(405,555,446)	$(1,122,639,775)	$(568,795)

[1]	Fund inception date was June 13, 2022.

[2]	Net of $0, $0, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

YEAR ENDED SEPTEMBER 30, 2022

U.S. Treasury Fund

$9,375,789

—

9,375,789

1,982,495
351,564
—
50,740
31,579
46,055
—
1,334
62,857
—
13,298
33,821
6,844
39,059
18,008

2,637,654
—

2,637,654

6,738,135

(61,233,193)
—
—

(61,233,193)

(76,105,948)
—
—
—

(76,105,948)

(137,339,141)

$(130,601,006)

Wasatch Funds

Statements of Changes in Net Assets

	Core Growth Fund		Emerging India Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment loss	$(18,490,609)	$(22,095,785)	$(6,490,534)	$(4,779,600)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	31,668,868	626,733,610	3,645,528	27,354,857
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes and an unfunded commitment with a SPAC	(1,245,547,699)	614,198,976	(102,601,153)	196,112,797

Net increase (decrease) in net assets resulting from operations	(1,232,369,440)	1,218,836,801	(105,446,159)	218,688,054

Distributions to shareholders from distributable earnings
Investor Class	(326,601,199)	(134,139,688)	(11,748,479)	—
Institutional Class	(284,274,389)	(96,241,665)	(15,680,233)	—

Capital share transactions:
Investor Class
Shares sold	248,203,167	285,293,963	95,937,161	72,552,290
Shares issued to holders in reinvestment of dividends	313,193,819	129,567,047	11,693,871	—
Shares redeemed	(404,340,602)	(396,773,770)	(81,140,243)	(45,105,601)
Redemption fees	85,040	57,178	156,749	21,479

Net increase (decrease)	157,141,424	18,144,418	26,647,538	27,468,168

Institutional Class
Shares sold	459,051,536	522,135,790	103,481,526	171,145,086
Shares issued to holders in reinvestment of dividends	261,121,349	88,636,169	14,141,713	—
Shares redeemed	(441,359,771)	(308,194,284)	(86,825,415)	(82,697,169)
Redemption fees	34,409	52,681	4,276	17,077

Net increase (decrease)	278,847,523	302,630,356	30,802,100	88,464,994

Total increase (decrease) in net assets	(1,407,256,081)	1,309,230,222	(75,425,233)	334,621,216

Net assets:
Beginning of period	4,039,378,536	2,730,148,314	617,017,685	282,396,469

End of period	$2,632,122,455	$4,039,378,536	$541,592,452	$617,017,685

Capital share transactions — shares:
Investor Class
Shares sold	3,067,009	2,901,779	14,380,076	13,216,525
Shares issued to holders in reinvestment of dividends	3,484,190	1,433,264	1,745,354	—
Shares redeemed	(5,082,081)	(4,142,514)	(13,153,521)	(8,368,087)

Net increase (decrease) in shares outstanding	1,469,118	192,529	2,971,909	4,848,438

Institutional Class
Shares sold	5,572,521	5,305,898	15,727,057	29,268,874
Shares issued to holders in reinvestment of dividends	2,857,846	967,961	2,085,798	—
Shares redeemed	(5,462,162)	(3,155,071)	(14,125,635)	(12,584,440)

Net increase (decrease) in shares outstanding	2,968,205	3,118,788	3,687,220	16,684,434

See Notes to Financial Statements.

SEPTEMBER 30, 2022

Emerging Markets Select Fund		Emerging Markets Small Cap Fund		Frontier Emerging Small Countries Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$(1,850,351)	$(522,166)	$(3,683,664)	$(5,117,886)	$(585,297)	$(817,427)
(44,531,178)	4,277,978	11,618,896	38,976,385	(4,778,617)	7,270,444
(162,164,202)	35,535,079	(264,732,578)	159,034,703	(26,870,663)	16,301,503

(208,545,731)	39,290,891	(256,797,346)	192,893,202	(32,234,577)	22,754,520

(578,279)	—	(20,036,368)	(16,201,918)	(365,738)	—
(1,049,729)	—	(19,590,549)	(14,450,142)	(154,376)	—

103,497,531	74,966,286	105,275,533	67,652,710	8,123,117	4,625,113
577,642	—	18,833,390	15,429,738	328,775	—
(99,601,938)	(8,539,243)	(160,261,548)	(42,352,912)	(7,070,629)	(9,870,437)
146,604	20,990	55,766	6,899	5,510	2,525

4,619,839	66,448,033	(36,096,859)	40,736,435	1,386,773	(5,242,799)

493,239,547	107,774,616	181,799,296	84,918,309	5,067,490	2,827,190
703,049	—	18,882,311	13,131,207	151,926	—
(209,153,428)	(7,958,135)	(133,630,699)	(31,745,756)	(3,101,280)	(1,001,816)
22,278	4,807	8,861	—	680	—

284,811,446	99,821,288	67,059,769	66,303,760	2,118,816	1,825,374

79,257,546	205,560,212	(265,461,353)	269,281,337	(29,249,102)	19,337,095

264,226,297	58,666,085	643,358,356	374,077,019	69,796,619	50,459,524

$343,483,843	$264,226,297	$377,897,003	$643,358,356	$40,547,517	$69,796,619

5,017,233	3,547,349	27,825,702	17,518,756	2,500,260	1,141,142
27,069	—	4,673,298	4,551,545	82,815	—
(5,279,941)	(412,092)	(46,719,791)	(11,317,581)	(2,143,065)	(2,490,690)

(235,639)	3,135,257	(14,220,791)	10,752,720	440,010	(1,349,548)

25,805,080	4,811,742	50,113,813	21,883,056	1,341,838	721,918
32,205	—	4,628,017	3,828,340	37,887	—
(11,943,908)	(380,480)	(39,909,264)	(8,614,946)	(1,098,403)	(262,213)

13,893,377	4,431,262	14,832,566	17,096,450	281,322	459,705

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Global Opportunities Fund		Global Select Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment income (loss)	$(2,165,481)	$(2,132,294)	$(80,784)	$(105,828)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	2,277,633	21,898,520	(1,103,900)	2,100,307
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	(103,364,198)	57,490,762	(6,431,292)	1,756,738

Net increase (decrease) in net assets resulting from operations	(103,252,046)	77,256,988	(7,615,976)	3,751,217

Distributions to shareholders from distributable earnings
Investor Class	(14,804,572)	(2,570,977)	(813,040)	(8,940)
Institutional Class	(5,997,363)	(995,402)	(1,403,979)	(16,853)

Capital share transactions:
Investor Class
Shares sold	38,979,429	48,268,784	701,016	3,119,571
Shares issued to holders in reinvestment of dividends	14,715,236	2,541,567	813,040	8,940
Shares redeemed	(43,287,302)	(22,753,133)	(1,370,547)	(1,658,422)
Redemption fees	28,823	14,567	553	2,933

Net increase (decrease)	10,436,186	28,071,785	144,062	1,473,022

Institutional Class
Shares sold	42,443,771	22,325,925	1,995,085	1,320,860
Shares issued to holders in reinvestment of dividends	5,863,776	968,419	1,403,979	16,853
Shares redeemed	(28,092,909)	(8,844,008)	(443,486)	(468,215)
Redemption fees	9,216	1,624	1,864	—

Net increase (decrease)	20,223,854	14,451,960	2,957,442	869,498

Total increase (decrease) in net assets	(93,393,941)	116,214,354	(6,731,491)	6,067,944

Net assets:
Beginning of period	255,707,507	139,493,153	19,438,870	13,370,926

End of period	$162,313,566	$255,707,507	$12,707,379	$19,438,870

Capital share transactions — shares:
Investor Class
Shares sold	7,436,719	9,385,865	55,182	218,046
Shares issued to holders in reinvestment of dividends	2,829,853	531,709	60,003	607
Shares redeemed	(9,804,570)	(4,493,298)	(115,462)	(114,926)

Net increase (decrease) in shares outstanding	462,002	5,424,276	(277)	103,727

Institutional Class
Shares sold	8,859,854	4,281,400	156,998	90,616
Shares issued to holders in reinvestment of dividends	1,119,041	201,335	102,780	1,139
Shares redeemed	(6,435,070)	(1,707,010)	(35,444)	(32,058)

Net increase (decrease) in shares outstanding	3,543,825	2,775,725	224,334	59,697

[1]	Fund inception date was November 30, 2020.

See Notes to Financial Statements.

SEPTEMBER 30, 2022

Global Value Fund		Greater China Fund		International Growth Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Period Ended September 30, 2021[1]	Year Ended September 30, 2022	Year Ended September 30, 2021

$3,409,192	$2,486,384	$(41,487)	$(41,016)	$(793,184)	$(5,019,470)
9,848,363	11,411,611	(2,177,886)	(701,483)	9,194,155	99,884,694
(24,676,596)	28,322,848	(1,896,553)	(534,708)	(522,144,840)	182,359,658

(11,419,041)	42,220,843	(4,115,926)	(1,277,207)	(513,743,869)	277,224,882

(6,647,351)	(2,003,728)	—	—	(51,916,282)	(54,626,174)
(588,496)	(126,976)	—	—	(63,352,795)	(62,832,624)

12,745,551	6,816,083	2,125,309	8,986,007	36,385,889	48,872,849
6,472,405	1,946,735	—	—	47,744,025	49,768,442
(20,117,303)	(22,936,090)	(2,306,356)	(4,799,277)	(101,922,857)	(89,623,700)
4,373	10,770	12,309	18,104	6,797	3,660

(894,974)	(14,162,502)	(168,738)	4,204,834	(17,786,146)	9,021,251

14,594,609	1,198,637	3,202,467	9,671,913	85,055,620	75,309,424
586,805	126,361	—	—	58,809,032	58,970,595
(4,195,399)	(2,899,730)	(4,677,922)	(2,025,474)	(176,000,636)	(90,761,018)
941	4,273	1,913	—	36	44

10,986,956	(1,570,459)	(1,473,542)	7,646,439	(32,135,948)	43,519,045

(8,562,906)	24,357,178	(5,758,206)	10,574,066	(678,935,040)	212,306,380

127,128,701	102,771,523	10,574,066	—	1,278,478,268	1,066,171,888

$118,565,795	$127,128,701	$4,815,860	$10,574,066	$599,543,228	$1,278,478,268

1,348,226	752,115	230,759	816,427	1,279,011	1,362,318
705,208	215,835	—	—	1,409,210	1,467,663
(2,164,178)	(2,664,292)	(261,868)	(430,552)	(3,659,382)	(2,492,622)

(110,744)	(1,696,342)	(31,109)	385,875	(971,161)	337,359

1,554,788	149,716	332,766	876,966	3,020,035	2,072,631
65,481	14,054	—	—	1,723,594	1,728,836
(445,783)	(371,161)	(571,578)	(186,429)	(6,816,735)	(2,508,278)

1,174,486	(207,391)	(238,812)	690,537	(2,073,106)	1,293,189

Wasatch Funds

Statements of Changes in Net Assets (continued)

	International Opportunities Fund		International Select Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment loss	$(5,978,343)	$(8,573,888)	$(35,905)	$(36,551)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	(23,853,442)	94,867,256	(566,918)	(11,801)
Net realized gain on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes and an unfunded commitment with a SPAC	(330,844,989)	16,485,313	(3,012,107)	975,864

Net increase (decrease) in net assets resulting from operations	(360,676,774)	102,778,681	(3,614,930)	927,512

Distributions to shareholders from distributable earnings
Investor Class	(16,548,898)	(2,818,253)	—	—
Institutional Class	(79,947,261)	(11,776,758)	—	—

Capital share transactions:
Investor Class
Shares sold	5,319,580	11,132,601	750,357	2,658,754
Shares issued to holders in reinvestment of dividends	15,590,314	2,669,546	—	—
Shares redeemed	(21,059,497)	(20,773,406)	(1,279,134)	(1,390,088)
Redemption fees	1,397	571	3,030	3,620

Net increase (decrease)	(148,206)	(6,970,688)	(525,747)	1,272,286

Institutional Class
Shares sold	267,454,540	165,435,970	172,693	2,521,298
Shares issued to holders in reinvestment of dividends	54,694,120	7,718,205	—	—
Shares redeemed	(261,107,430)	(113,397,293)	(239,743)	(142,274)
Redemption fees	1,997	2,116	—	—

Net increase (decrease)	61,043,227	59,758,998	(67,050)	2,379,024

Total increase (decrease) in net assets	(396,277,912)	140,971,980	(4,207,727)	4,578,822

Net assets:
Beginning of period	814,956,688	673,984,708	9,508,948	4,930,126

End of period	$418,678,776	$814,956,688	$5,301,221	$9,508,948

Capital share transactions — shares:
Investor Class
Shares sold	1,512,692	2,194,333	62,125	191,631
Shares issued to holders in reinvestment of dividends	3,600,534	532,844	—	—
Shares redeemed	(5,994,663)	(4,043,325)	(98,010)	(100,099)

Net increase (decrease) in shares outstanding	(881,437)	(1,316,148)	(35,885)	91,532

Institutional Class
Shares sold	76,495,700	31,425,484	13,285	161,299
Shares issued to holders in reinvestment of dividends	12,430,482	1,519,332	—	—
Shares redeemed	(76,677,983)	(21,946,474)	(18,239)	(10,088)

Net increase (decrease) in shares outstanding	12,248,199	10,998,342	(4,954)	151,211

[2]	Fund inception date was October 1, 2021.

See Notes to Financial Statements.

SEPTEMBER 30, 2022

Long/Short Alpha Fund[1]	Micro Cap Fund		Micro Cap Value Fund
Year Ended September 30, 2022	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$(337,969)	$(14,765,182)	$(20,259,518)	$(4,330,858)	$(4,206,723)
(2,660,151)	(86,728,624)	327,060,619	(14,266,891)	102,059,372
2,809,512	—	—	—	—
(3,618,614)	(363,166,568)	20,503,701	(129,242,061)	48,749,380

(3,807,222)	(464,660,374)	327,304,802	(147,839,810)	146,602,029

—	(257,919,727)	(57,786,059)	(73,081,163)	(32,167,241)
—	(41,304,544)	(5,602,699)	(12,549,879)	(3,839,014)

10,437,484	83,326,504	377,733,208	82,141,646	82,538,633
—	243,675,646	54,969,115	71,677,406	31,505,664
(1,076,313)	(261,308,270)	(272,390,014)	(91,551,333)	(47,498,149)
3,329	33,892	262,321	36,520	33,421

9,364,500	65,727,772	160,574,630	62,304,239	66,579,569

19,173,989	67,953,958	194,062,520	29,173,118	29,301,417
—	39,473,070	5,596,541	12,450,069	3,812,083
(2,766,684)	(128,240,524)	(76,415,465)	(21,836,415)	(14,957,122)
1,686	11,080	3,161	5,345	5,063

16,408,991	(20,802,416)	123,246,757	19,792,117	18,161,441

21,966,269	(718,959,289)	547,737,431	(151,374,496)	195,336,784

—	1,353,610,310	805,872,879	443,616,944	248,280,160

$21,966,269	$634,651,021	$1,353,610,310	$292,242,448	$443,616,944

1,015,942	10,095,488	30,678,399	20,799,592	17,348,497
—	27,690,414	4,674,244	17,964,263	7,798,432
(107,804)	(32,162,553)	(21,435,378)	(25,266,275)	(10,376,452)

908,138	5,623,349	13,917,265	13,497,580	14,770,477

1,806,617	7,928,370	15,024,249	7,138,745	6,275,738
—	4,490,679	476,707	3,104,755	941,255
(280,253)	(14,843,245)	(5,871,834)	(5,938,809)	(3,129,699)

1,526,364	(2,424,196)	9,629,122	4,304,691	4,087,294

Wasatch Funds

Statements of Changes in Net Assets (continued)

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

Operations:
Net investment income (loss)	$(27,936,551)	$(32,055,024)	$1,462,850	$(1,623,545)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	16,878,405	633,416,642	43,619,406	172,310,310
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, deferred foreign capital gains taxes and an unfunded commitment with a SPAC	(1,488,390,413)	437,113,290	(450,637,702)	364,219,286

Net increase (decrease) in net assets resulting from operations	(1,499,448,559)	1,038,474,908	(405,555,446)	534,906,051

Distributions to shareholders from distributable earnings
Investor Class	(298,275,007)	(96,235,323)	(63,940,106)	—
Institutional Class	(324,759,466)	(86,937,817)	(65,113,713)	—

Capital share transactions:
Investor Class
Shares sold	170,077,569	266,539,467	143,290,709	236,881,288
Shares issued to holders in reinvestment of dividends	287,667,859	93,553,193	62,945,104	—
Shares redeemed	(365,759,690)	(299,046,644)	(220,687,194)	(205,993,454)
Redemption fees	58,888	89,234	22,718	35,787

Net increase (decrease)	92,044,626	61,135,250	(14,428,663)	30,923,621

Institutional Class
Shares sold	491,403,328	607,073,733	264,173,350	315,082,542
Shares issued to holders in reinvestment of dividends	302,906,157	80,532,098	63,842,825	—
Shares redeemed	(419,314,392)	(442,958,726)	(235,173,800)	(189,649,025)
Redemption fees	38,065	53,319	4,480	7,350

Net increase (decrease)	375,033,158	244,700,424	92,846,855	125,440,867

Total increase (decrease) in net assets	(1,655,405,248)	1,161,137,442	(456,191,073)	691,270,539

Net assets:
Beginning of period	3,642,339,372	2,481,201,930	1,689,559,057	998,288,518

End of period	$1,986,934,124	$3,642,339,372	$1,233,367,984	$1,689,559,057

Capital share transactions — shares:
Investor Class
Shares sold	4,006,813	4,516,189	15,186,572	23,765,389
Shares issued to holders in reinvestment of dividends	6,173,130	1,684,429	6,281,947	—
Shares redeemed	(9,055,389)	(5,033,375)	(23,985,547)	(20,327,258)

Net increase (decrease) in shares outstanding	1,124,554	1,167,243	(2,517,028)	3,438,131

Institutional Class
Shares sold	12,084,062	9,932,157	27,501,939	30,568,064
Shares issued to holders in reinvestment of dividends	6,395,822	1,431,936	6,314,820	—
Shares redeemed	(10,126,348)	(7,509,088)	(24,955,438)	(18,750,542)

Net increase (decrease) in shares outstanding	8,353,536	3,855,005	8,861,321	11,817,522

[1]	Fund inception date was June 13, 2022.

See Notes to Financial Statements.

SEPTEMBER 30, 2022

Ultra Growth Fund		U.S. Select Fund[1]	U.S. Treasury Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2022	Year Ended September 30, 2022	Year Ended September 30, 2021

$(20,763,778)	$(26,648,533)	$(5,676)	$6,738,135	$6,128,604
3,391,857	315,216,686	648	(61,233,193)	39,385,439
(1,105,267,854)	415,913,507	(563,767)	(76,105,948)	(112,378,324)

(1,122,639,775)	704,481,660	(568,795)	(130,601,006)	(66,864,281)

(229,039,647)	(61,840,753)	—	(6,840,922)	(38,402,521)
(76,370,747)	(16,342,126)	—	—	—

253,924,593	599,052,364	2,035,197	156,984,468	209,948,604
218,714,597	59,462,213	—	6,430,282	36,348,620
(686,348,727)	(637,371,694)	(60,314)	(201,642,801)	(223,805,099)
82,520	219,044	1,206	244,125	136,905

(213,627,017)	21,361,927	1,976,089	(37,983,926)	22,629,030

231,569,168	392,665,468	3,960,693	—	—
74,406,337	16,004,270	—	—	—
(263,423,838)	(165,082,752)	(22,839)	—	—
6,041	77,106	—	—	—

42,557,708	243,664,092	3,937,854	—	—

(1,599,119,478)	891,324,800	5,345,148	(175,425,854)	(82,637,772)

2,972,992,609	2,081,667,809	—	462,948,683	545,586,455

$1,373,873,131	$2,972,992,609	$5,345,148	$287,522,829	$462,948,683

6,764,579	12,414,162	187,794	9,747,128	11,250,430
5,346,238	1,276,013	—	424,698	1,841,330
(18,891,335)	(13,262,721)	(5,063)	(12,805,705)	(11,858,247)

(6,780,518)	427,454	182,731	(2,633,879)	1,233,513

6,254,360	8,228,836	368,377	—	—
1,815,231	343,145	—	—	—
(7,374,887)	(3,318,408)	(2,030)	—	—

694,704	5,253,573	366,347	—	—

Wasatch Funds

Statement of Cash Flows

Long/Short Alpha Fund[1]
Year Ended September 30, 2022

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(3,807,222)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Long-term investments purchased	(47,930,434)
Long-term investments sold	14,217,318
Purchases to cover securities sold short	(7,075,463)
Securities sold short	19,742,844
Increase in dividends and interest receivable	(11,557)
Increase in prepaid expenses and other assets	(30,262)
Increase in dividends payable on securities sold short	164
Increase in accrued fund administration fees	3,112
Increase in payable to advisor	3,571
Increase in accrued expenses and other liabilities	50,944
Net change in unrealized appreciation on unaffiliated investments	6,154,539
Net realized gain from unaffiliated investments	2,660,151
Net realized loss from securities sold short	(2,809,512)
Net change in unrealized depreciation on securities sold short	(2,526,372)

Net cash used in operating activities	(21,358,179)

Cash flows from financing activities:
Proceeds from shares sold	29,603,468
Payment on shares redeemed	(3,842,997)
Redemption fees	5,015

Net cash from financing activities	25,765,486

Net increase in cash	4,407,307
Cash at beginning of year	—

Cash at end of year	$4,407,307

Supplemental Disclosure of Cash Flow Information:
Dividend on securities sold short during the year	$52,473
Interest expense paid during the year	99,150

[1]	Fund inception date was October 1, 2021.

See Notes to Financial Statements.

(This page intentionally left blank.)

Wasatch Funds

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/22	$104.75	(0.48)	(27.40)	(27.88)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$77.61	(0.63)	34.37	33.74	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.17	(0.32)	12.47	12.15	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.04	(0.42)	(1.40)	(1.82)	0.01		—	(6.06)	(6.06)
Year ended 9/30/18	$67.44	(0.43)	18.30	17.87	—	[4]	—	(4.27)	(4.27)
Core Growth Fund — Institutional Class
Year ended 9/30/22	$106.20	(0.41)	(27.83)	(28.24)	—	[4]	—	(15.83)	(15.83)
Year ended 9/30/21	$78.53	(0.50)	34.77	34.27	—	[4]	—	(6.60)	(6.60)
Year ended 9/30/20	$73.86	(0.29)	12.67	12.38	—	[4]	—	(7.71)	(7.71)
Year ended 9/30/19	$81.62	(0.26)	(1.44)	(1.70)	—	[4]	—	(6.06)	(6.06)
Year ended 9/30/18	$67.81	(0.21)	18.29	18.08	—	[4]	—	(4.27)	(4.27)
Emerging India Fund — Investor Class
Year ended 9/30/22	$6.95	(0.06)	(0.92)	(0.98)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.22	(0.05)	2.78	2.73	—	[4]	—	—	—
Year ended 9/30/20	$4.25	(0.06)	0.04	(0.02)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.95	(0.05)	0.62	0.57	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.08	(0.06)	0.06	—	—	[4]	—	(0.13)	(0.13)
Emerging India Fund — Institutional Class
Year ended 9/30/22	$7.03	(0.06)	(0.93)	(0.99)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/21	$4.26	(0.05)	2.82	2.77	—	[4]	—	—	—
Year ended 9/30/20	$4.28	(0.02)	0.01	(0.01)	—	[4]	—	(0.01)	(0.01)
Year ended 9/30/19	$3.97	(0.01)	0.59	0.58	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/18	$4.10	— [4]	— [4]	— [4]	—	[4]	—	(0.13)	(0.13)
Emerging Markets Select Fund — Investor Class
Year ended 9/30/22	$22.49	(0.17)	(8.93)	(9.10)	0.04		—	(0.09)	(0.09)
Year ended 9/30/21	$14.40	0.11	7.97	8.08	0.01		—	—	—
Year ended 9/30/20	$11.32	(0.04)	3.12	3.08	—	[4]	—	—	—
Year ended 9/30/19	$10.40	(0.13)	1.05	0.92	—	[4]	—	—	—
Year ended 9/30/18	$10.46	(0.09)	0.03	(0.06)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/22	$23.01	(0.04)	(9.22)	(9.26)	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/21	$14.71	(0.03)	8.33	8.30	—	[4]	—	—	—
Year ended 9/30/20	$11.53	(0.05)	3.23	3.18	—	[4]	—	—	—
Year ended 9/30/19	$10.56	(0.01)	0.98	0.97	—	[4]	—	—	—
Year ended 9/30/18	$10.60	(0.04)	— [4]	(0.04)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/22	$4.23	(0.05)	(1.46)	(1.51)	—	[4]	(0.01)	(0.24)	(0.25)
Year ended 9/30/21	$3.02	(0.03)	1.49	1.46	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.64	(0.04)	0.58	0.54	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.78	(0.05)	0.21	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$2.99	(0.03)	(0.18)	(0.21)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/22	$4.27	(0.02)	(1.49)	(1.51)	—	[4]	(0.01)	(0.25)	(0.26)
Year ended 9/30/21	$3.04	(0.03)	1.51	1.48	—	[4]	—	(0.25)	(0.25)
Year ended 9/30/20	$2.65	(0.02)	0.57	0.55	—	[4]	—	(0.16)	(0.16)
Year ended 9/30/19	$2.79	(0.02)	0.18	0.16	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/18	$3.00	(0.01)	(0.20)	(0.21)	—	[4]	—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/22	$4.40	(0.03)	(1.89)	(1.92)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/21	$3.02	(0.07)	1.45	1.38	—	[4]	—	—	—
Year ended 9/30/20	$2.74	(0.07)	0.35	0.28	—	[4]	—	—	—
Year ended 9/30/19	$2.51	— [4]	0.23	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.75	(0.11)	(0.13)	(0.24)	—	[4]	—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$61.04	(31.47)	1.19	5 8	1.19	5 8	(0.59)	(0.59)	$1,356,653	29%
$104.75	44.82	1.17	[5]	1.17	[5]	(0.65)	(0.65)	$2,174,178	35%
$77.61	17.41	1.19	[5]	1.19	[5]	(0.48)	(0.48)	$1,595,920	38%
$73.17	(0.37)	1.19	[5]	1.19	[5]	(0.59)	(0.59)	$1,435,994	31%
$81.04	27.66	1.18	5 8	1.18	5 8	(0.66)	(0.66)	$1,577,554	27%

$62.13	(31.37)	1.05	5 8	1.06	5 8	(0.46)	(0.46)	$1,275,470	29%
$106.20	44.98	1.05	[5]	1.05	[5]	(0.54)	(0.55)	$1,865,201	35%
$78.53	17.58	1.05	[5]	1.08	[5]	(0.45)	(0.48)	$1,134,229	38%
$73.86	(0.22)	1.05	[5]	1.09	[5]	(0.45)	(0.48)	$849,787	31%
$81.62	27.82	1.06	5 8	1.08	5 8	(0.53)	(0.55)	$722,302	27%

$5.67	(14.79)	1.51	5 8	1.51	5 8	(1.13)	(1.13)	$227,767	25%
$6.95	64.69	1.52	[5]	1.52	[5]	(1.15)	(1.15)	$258,617	21%
$4.22	(0.38)	1.64	[6]	1.64	[6]	(0.89)	(0.89)	$136,415	44%
$4.25	15.06	1.68	[6]	1.68	[6]	(0.99)	(0.99)	$187,625	21%
$3.95	(0.33)	1.71	6 7	1.71	6 7	(1.22)	(1.22)	$184,733	48%

$5.74	(14.77)	1.38	5 8	1.38	5 8	(1.01)	(1.01)	$313,825	25%
$7.03	65.02	1.37	[5]	1.37	[5]	(0.97)	(0.97)	$358,401	21%
$4.26	(0.15)	1.45	[6]	1.45	[6]	(0.69)	(0.69)	$145,981	44%
$4.28	15.23	1.49	[6]	1.49	[6]	(0.75)	(0.75)	$92,214	21%
$3.97	(0.33)	1.51	6 8	1.60	6 8	(0.93)	(1.02)	$42,457	48%

$13.34	(40.42)	1.32	5 8	1.32	5 8	(0.73)	(0.73)	$52,571	31%
$22.49	56.18	1.37	[5]	1.37	[5]	(0.55)	(0.55)	$93,932	20%
$14.40	27.21	1.51	[6]	1.80	[6]	(0.69)	(0.99)	$14,984	35%
$11.32	8.85 [5]	1.51	[6]	1.97	[6]	(0.51)	(0.97)	$9,771	14%
$10.40	(0.57)	1.51	6 8	1.76	6 8	(0.67)	(0.92)	$13,520	44%

$13.66	(40.40)	1.14	5 8	1.14	5 8	(0.40)	(0.40)	$290,912	31%
$23.01	56.42	1.18	[5]	1.18	[5]	(0.44)	(0.44)	$170,294	20%
$14.71	27.58	1.21	[6]	1.41	[6]	(0.40)	(0.59)	$43,682	35%
$11.53	9.19	1.21	[6]	1.43	[6]	(0.14)	(0.36)	$34,375	14%
$10.56	(0.38)	1.21	6 8	1.45	6 8	(0.36)	(0.60)	$30,215	44%

$2.47	(37.93)	1.91	6 7	1.91	6 7	(0.74)	(0.74)	$153,161	36%
$4.23	50.23	1.88	[5]	1.88	[5]	(1.07)	(1.07)	$322,350	22%
$3.02	21.12	1.95	[6]	1.95	[6]	(1.02)	(1.02)	$197,524	20%
$2.64	7.29	1.97	[6]	1.99	[6]	(0.83)	(0.84)	$191,405	16%
$2.78	(7.02)	1.96	[7]	1.98	6 7	(0.51)	(0.53)	$285,540	40%

$2.50	(37.75)	1.78	6 7	1.78	6 7	(0.58)	(0.58)	$224,736	36%
$4.27	50.53	1.76	[5]	1.76	[5]	(0.94)	(0.94)	$321,008	22%
$3.04	21.41	1.81	[6]	1.81	[6]	(0.88)	(0.88)	$176,548	20%
$2.65	7.25	1.82	[6]	1.85	[6]	(0.73)	(0.76)	$174,050	16%
$2.79	(7.00)	1.82	6 7	1.84	6 7	(0.33)	(0.35)	$240,892	40%

$2.45	(43.89)	2.15	5 8	2.29	5 8	(1.13)	(1.26)	$30,132	44%
$4.40	45.70	2.12	[5]	2.12	[5]	(1.33)	(1.33)	$52,307	39%
$3.02	10.22	2.15	[5]	2.38	[5]	(1.12)	(1.34)	$39,899	33%
$2.74	9.16	2.20	[6]	2.30	[6]	0.78	0.69	$43,789	63%
$2.51	(8.73)	2.22	6 7	2.36	6 7	(0.39)	(0.53)	$57,406	42%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/22	$4.46	(0.03)	(1.91)	(1.94)	—	[4]	(0.04)	—	(0.04)
Year ended 9/30/21	$3.05	(0.04)	1.45	1.41	—	[4]	—	—	—
Year ended 9/30/20	$2.76	(0.08)	0.37	0.29	—	[4]	—	—	—
Year ended 9/30/19	$2.53	0.03	0.20	0.23	—	[4]	—	—	—
Year ended 9/30/18	$2.76	(0.04)	(0.19)	(0.23)	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/22	$5.83	(0.04)	(1.96)	(2.00)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.92	(0.04)	2.05	2.01	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.46	(0.05)	0.81	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.09	(0.03)	(0.06)	(0.09)	—	[4]	—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.03)	0.77	0.74	—	[4]	—	(0.41)	(0.41)
Global Opportunities Fund — Institutional Class
Year ended 9/30/22	$5.88	(0.03)	(1.99)	(2.02)	—	[4]	(0.01)	(0.43)	(0.44)
Year ended 9/30/21	$3.94	(0.05)	2.09	2.04	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.48	(0.03)	0.79	0.76	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/19	$4.10	(0.03)	(0.05)	(0.08)	—		—	(0.54)	(0.54)
Year ended 9/30/18	$3.76	(0.02)	0.77	0.75	—		—	(0.41)	(0.41)
Global Select Fund — Investor Class
Year ended 9/30/22	$15.83	(0.10)	(5.24)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.60	(0.12)	3.36	3.24	0.01		—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.06)	2.65	2.59	0.01		—	—	—
Global Select Fund — Institutional Class
Year ended 9/30/22	$15.94	(0.05)	(5.29)	(5.34)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/21	$12.64	(0.07)	3.39	3.32	—	[4]	—	(0.02)	(0.02)
Year ended 9/30/20[11]	$10.00	(0.04)	2.68	2.64	—	[4]	—	—	—
Global Value Fund — Investor Class
Year ended 9/30/22	$9.24	0.23	(0.96)	(0.73)	—	[4]	(0.23)	(0.28)	(0.51)
Year ended 9/30/21	$6.56	0.18	2.65	2.83	—	[4]	(0.15)	—	(0.15)
Year ended 9/30/20	$7.74	0.16	(1.09)[13]	(0.93)	—	[4]	(0.21)	(0.04)	(0.25)
Year ended 9/30/19	$9.29	0.19	(0.42)	(0.23)	—	[4]	(0.19)	(1.13)	(1.32)
Year ended 9/30/18	$9.93	0.19	0.65 [10]	0.84	—	[4]	(0.19)	(1.29)	(1.48)
Global Value Fund — Institutional Class
Year ended 9/30/22	$9.23	0.25	(0.97)	(0.72)	—	[4]	(0.24)	(0.28)	(0.52)
Year ended 9/30/21	$6.56	0.19	2.63	2.82	0.01		(0.16)	—	(0.16)
Year ended 9/30/20	$7.73	0.16	(1.07)[13]	(0.91)	—	[4]	(0.22)	(0.04)	(0.26)
Year ended 9/30/19	$9.28	0.19	(0.41)	(0.22)	—	[4]	(0.20)	(1.13)	(1.33)
Year ended 9/30/18	$9.92	0.20	0.66 [10]	0.86	—	[4]	(0.20)	(1.30)	(1.50)
Greater China Fund — Investor Class
Year ended 9/30/22	$9.83	(0.05)	(3.83)[9]	(3.88)	0.03		—	—	—
Period ended 9/30/21[14]	$10.00	(0.05)	(0.17)	(0.22)	0.05		—	—	—
Greater China Fund — Institutional Class
Year ended 9/30/22	$9.82	(0.07)	(3.79)[9]	(3.86)	—	[4]	—	—	—
Period ended 9/30/21[14]	$10.00	(0.03)	(0.15)	(0.18)	—	[4]	—	—	—
International Growth Fund — Investor Class
Year ended 9/30/22	$38.79	(0.07)	(15.16)	(15.23)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.07	(0.17)	8.68	8.51	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.23	(0.20)	6.82	6.62	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$36.95	(0.08)	(4.26)	(4.34)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.84	(—)[4]	4.04	4.04	—	[4]	—	(0.93)	(0.93)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$2.48	(43.89)	1.95	5 8	2.08	5 8	(0.88)	(1.00)	$10,416	44%
$4.46	46.23	1.95	[5]	2.08	[5]	(1.13)	(1.26)	$17,490	39%
$3.05	10.51	1.96	[5]	2.18	[5]	(0.98)	(1.20)	$10,560	33%
$2.76	9.09	2.00	[6]	2.15	[6]	1.04	0.90	$16,456	63%
$2.53	(8.33)	2.02	6 8	2.11	6 8	(0.30)	(0.39)	$20,586	42%

$3.39	(36.97)	1.50	5 8	1.50	5 8	(1.00)	(1.00)	$107,048	33%
$5.83	51.70	1.46	[5]	1.46	[5]	(1.08)	(1.08)	$181,563	22%
$3.92	23.20	1.53	[5]	1.53	[5]	(1.03)	(1.03)	$100,698	20%
$3.46	0.82	1.56	[5]	1.56	[5]	(0.95)	(0.95)	$103,710	24%
$4.09	20.75	1.55	6 8	1.55	6 8	(0.78)	(0.78)	$110,874	40%

$3.42	(36.94)	1.35	5 8	1.38	5 8	(0.85)	(0.87)	$55,266	33%
$5.88	52.21	1.35	[5]	1.40	[5]	(0.96)	(1.01)	$74,144	22%
$3.94	23.09	1.35	[5]	1.48	[5]	(0.83)	(0.96)	$38,795	20%
$3.48	1.09	1.35	[5]	1.57	[5]	(0.74)	(0.95)	$19,060	24%
$4.10	21.04	1.36	6 8	1.66	6 8	(0.57)	(0.86)	$15,879	40%

$8.71	(37.76)	1.35	5 8	2.35	5 8	(0.77)	(1.77)	$3,879	30%
$15.83	25.84	1.35	[5]	2.17	[5]	(0.86)	(1.68)	$7,054	58%
$12.60	26.00	1.36	[6]	4.70	[6]	(0.81)	(4.16)	$4,306	35%

$8.82	(37.47)	0.95	5 8	1.53	5 8	(0.35)	(0.93)	$8,828	30%
$15.94	26.31	0.95	[5]	1.56	[5]	(0.46)	(1.07)	$12,385	58%
$12.64	26.40	0.96	[6]	2.79	[6]	(0.42)	(2.25)	$9,065	35%

$8.00	(8.55)	1.10	5 8	1.20	5 8	2.46	2.36	$102,983	47%
$9.24	43.20	1.10	[5]	1.18	[5]	1.97	1.89	$119,966	41%
$6.56	(12.18)[13]	1.10	[5]	1.30	[5]	2.04	1.84	$96,323	76%
$7.74	(0.40)	1.10	[5]	1.19	[5]	2.30	2.22	$146,704	49%
$9.29	9.56 [10]	1.11	5 8	1.19	5 8	2.17	2.08	$192,811	72%

$7.99	(8.42)	0.95	5 8	1.14	5 8	2.89	2.71	$15,583	47%
$9.23	43.26	0.99	[5]	1.43	[5]	2.04	1.60	$7,163	41%
$6.56	(11.93)[13]	0.95	[5]	1.38	[5]	2.21	1.78	$6,449	76%
$7.73	(0.25)	0.97	[5]	1.23	[5]	2.44	2.19	$7,978	49%
$9.28	9.61 [10]	0.95	5 8	1.58	5 8	2.39	1.76	$9,615	72%

$5.98	(39.17)[17]	1.62	6 7 19	3.56	6 7 19	(0.56)	(2.50)	$2,122	109%
$9.83	(1.70)	1.51	[6]	3.76	[6]	(0.60)	(2.85)	$3,795	43%

$5.96	(39.31)[17]	1.36	6 7 19	2.61	6 7 19	(0.47)	(1.72)	$2,694	109%
$9.82	(1.80)	1.26	[6]	3.09	[6]	(0.34)	(2.17)	$6,779	43%

$20.03	(42.98)	1.44	5 8	1.44	5 8	(0.14)	(0.14)	$279,608	20%
$38.79	26.59	1.41	[5]	1.41	[5]	(0.47)	(0.47)	$579,102	25%
$34.07	23.73	1.47	[5]	1.47	[5]	(0.50)	(0.50)	$497,104	45%
$28.23	(9.76)	1.46	[5]	1.46	[5]	(0.25)	(0.25)	$543,990	40%
$36.95	12.13	1.45	5 8	1.45	5 8	0.01	0.01	$748,847	44%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Institutional Class
Year ended 9/30/22	$39.04	(0.02)	(15.29)	(15.31)	—	[4]	—	(3.53)	(3.53)
Year ended 9/30/21	$34.24	(0.13)	8.72	8.59	—	[4]	—	(3.79)	(3.79)
Year ended 9/30/20	$28.33	(0.12)	6.81	6.69	—	[4]	—	(0.78)	(0.78)
Year ended 9/30/19	$37.03	(0.04)	(4.28)	(4.32)	—	[4]	—	(4.38)	(4.38)
Year ended 9/30/18	$33.88	0.06	4.02	4.08	—	[4]	—	(0.93)	(0.93)
International Opportunities Fund — Investor Class
Year ended 9/30/22	$5.26	(0.05)	(2.06)	(2.11)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.64	(0.07)	0.79	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.54	(0.09)	1.28	1.19	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.58	(0.09)	0.13	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.47	(0.05)	0.40	0.35	—	[4]	—	(0.24)	(0.24)
International Opportunities Fund — Institutional Class
Year ended 9/30/22	$5.33	(0.03)	(2.11)	(2.14)	—	[4]	—	(0.64)	(0.64)
Year ended 9/30/21	$4.71	(0.05)	0.77	0.72	—	[4]	—	(0.10)	(0.10)
Year ended 9/30/20	$3.58	(0.04)	1.26	1.22	—		—	(0.09)	(0.09)
Year ended 9/30/19	$3.62	(0.02)	0.06	0.04	—	[4]	—	(0.08)	(0.08)
Year ended 9/30/18	$3.50	(0.03)	0.39	0.36	—	[4]	—	(0.24)	(0.24)
International Select Fund — Investor Class
Year ended 9/30/22	$14.96	(0.10)	(5.97)	(6.07)	0.01		—	—	—
Year ended 9/30/21	$12.61	(0.07)	2.41	2.34	0.01		—	—	—
Year ended 9/30/20[11]	$10.00	(0.04)	2.64	2.60	0.01		—	—	—
International Select Fund — Institutional Class
Year ended 9/30/22	$15.10	(0.04)	(6.05)	(6.09)	—		—	—	—
Year ended 9/30/21	$12.69	— [4]	2.41	2.41	—		—	—	—
Year ended 9/30/20[11]	$10.00	(0.02)	2.68	2.66	0.03		—	—	—
Long/Short Alpha Fund — Investor Class
Year ended 9/30/22[15]	$10.00	(0.16)	(0.83)	(0.99)	—	[4]	—	—	—
Long/Short Alpha Fund — Institutional Class
Year ended 9/30/22[15]	$10.00	(0.13)	(0.84)	(0.97)	—	[4]	—	—	—
Micro Cap Fund — Investor Class
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.56	(0.19)	3.85	3.66	—	[4]	—	(0.67)	(0.67)
Year ended 9/30/20	$7.45	(0.10)	3.08	2.98	—		—	(0.87)	(0.87)
Year ended 9/30/19	$9.86	(0.08)	(0.55)	(0.63)	—	[4]	—	(1.78)	(1.78)
Year ended 9/30/18	$8.23	(0.08)	2.88	2.80	—	[4]	—	(1.17)	(1.17)
Micro Cap Fund — Institutional Class
Year ended 9/30/22	$12.55	(0.13)	(3.80)	(3.93)	—	[4]	—	(2.90)	(2.90)
Year ended 9/30/21	$9.55	(0.19)	3.86	3.67	—	[4]	—	(0.67)	(0.67)
Period ended 9/30/20[12]	$7.74	(0.05)	1.86	1.81	—		—	—	—
Micro Cap Value Fund — Investor Class
Year ended 9/30/22	$5.10	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.65	(0.04)	2.02	1.98	—	[4]	—	(0.53)	(0.53)
Year ended 9/30/20	$3.21	(0.04)	0.78	0.74	—		—	(0.30)	(0.30)
Year ended 9/30/19	$3.83	(0.03)	(0.20)	(0.23)	—	[4]	(0.02)	(0.37)	(0.39)
Year ended 9/30/18	$3.48	(0.03)	0.65	0.62	—	[4]	—	(0.27)	(0.27)
Micro Cap Value Fund — Institutional Class
Year ended 9/30/22	$5.12	(0.04)	(1.33)	(1.37)	—	[4]	—	(0.94)	(0.94)
Year ended 9/30/21	$3.66	(0.05)	2.04	1.99	—	[4]	—	(0.53)	(0.53)
Period ended 9/30/20[12]	$3.26	(0.01)	0.41	0.40	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$20.20	(42.90)	1.33	5 8	1.33	5 8	(0.03)	(0.03)	$319,936	20%
$39.04	26.70	1.32	[5]	1.32	[5]	(0.38)	(0.38)	$699,377	25%
$34.24	23.89	1.35	[5]	1.36	[5]	(0.38)	(0.38)	$569,068	45%
$28.33	(9.67)	1.35	[5]	1.35	[5]	(0.13)	(0.13)	$595,341	40%
$37.03	12.24	1.35	5 8	1.36	5 8	0.16	0.16	$816,942	44%

$2.51	(45.24)	1.96	5 8	1.96	5 8	(1.05)	(1.05)	$64,198	39%
$5.26	15.68	1.91	[5]	1.91	[5]	(1.14)	(1.14)	$139,189	35%
$4.64	34.24	2.02	[6]	2.02	[6]	(1.20)	(1.20)	$129,071	35%
$3.54	1.61	2.09	[6]	2.09	[6]	(1.04)	(1.04)	$132,503	46%
$3.58	10.45	2.10	5 7	2.10	5 7	(1.07)	(1.07)	$240,489	36%

$2.55	(45.21)	1.91	5 8	1.91	5 8	(0.97)	(0.97)	$354,481	39%
$5.33	15.44	1.89	[5]	1.89	[5]	(1.10)	(1.10)	$675,768	35%
$4.71	34.71	1.93	[5]	1.93	[5]	(1.06)	(1.06)	$544,914	35%
$3.58	1.59	1.96	[6]	1.96	[6]	(0.81)	(0.81)	$376,578	46%
$3.62	10.66	1.96	5 7	1.97	5 7	(0.86)	(0.87)	$292,345	36%

$8.90	(40.51)	1.30	5 8	3.34	5 8	(0.72)	(2.76)	$2,514	27%
$14.96	18.64	1.30	[5]	3.09	[5]	(0.68)	(2.46)	$4,763	35%
$12.61	26.10	1.30	[5]	6.96	[5]	(0.55)	(6.20)	$2,861	36%

$9.01	(40.33)	0.90	5 8	2.37	5 8	(0.30)	(1.76)	$2,788	27%
$15.10	18.99	0.90	[5]	3.03	[5]	(0.27)	(2.40)	$4,746	35%
$12.69	26.90	0.90	[6]	7.68	[6]	(0.19)	(6.96)	$2,069	36%

$9.01	(9.90)	2.41	6 7 18	3.14	6 7 18	(1.62)	(2.35)	$8,184	55%

$9.03	(9.70)	2.20	6 7 18	3.10	6 7 18	(1.47)	(2.37)	$13,782	55%

$5.72	(39.42)	1.66	5 8	1.66	5 8	(1.54)	(1.54)	$558,093	59%
$12.55	38.81	1.63	[5]	1.63	[5]	(1.52)	(1.52)	$1,155,133	63%
$9.56	43.47	1.66	[5]	1.66	[5]	(1.48)	(1.48)	$746,749	75%
$7.45	(1.15)	1.66	[5]	1.66	[5]	(1.31)	(1.31)	$473,505	67%
$9.86	38.04	1.65	5 8	1.65	5 8	(1.27)	(1.27)	$496,128	54%

$5.72	(39.40)	1.59	5 8	1.59	5 8	(1.47)	(1.47)	$76,558	59%
$12.55	38.96	1.56	[5]	1.56	[5]	(1.45)	(1.45)	$198,477	63%
$9.55	23.39	1.60	[5]	1.62	[5]	(1.43)	(1.45)	$59,124	75%

$2.79	(32.47)	1.70	5 8	1.70	5 8	(1.13)	(1.13)	$249,290	50%
$5.10	58.11	1.66	[5]	1.66	[5]	(1.15)	(1.15)	$387,236	82%
$3.65	24.17	1.74	[5]	1.74	[5]	(1.01)	(1.01)	$222,963	63%
$3.21	(4.50)	1.74	[5]	1.74	[5]	(0.90)	(0.90)	$249,523	66%
$3.83	18.84	1.74	5 8	1.74	5 8	(0.89)	(0.89)	$283,623	69%

$2.81	(32.31)	1.60	5 8	1.63	5 8	(1.03)	(1.06)	$42,952	50%
$5.12	58.25	1.60	[5]	1.61	[5]	(1.10)	(1.10)	$56,381	82%
$3.66	12.27	1.60	[5]	1.84	[5]	(0.99)	(1.23)	$25,317	63%

Wasatch Funds

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/22	$62.46	(0.46)	(21.99)	(22.45)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$46.64	(0.57)	19.94	19.37	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.23	(0.32)	12.52	12.20	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.30	(0.28)	(2.33)	(2.61)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.72	(0.54)	15.19	14.65	—	[4]	—	(5.07)	(5.07)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/22	$63.29	(0.42)	(22.35)	(22.77)	—	[4]	—	(10.82)	(10.82)
Year ended 9/30/21	$47.18	(0.51)	20.17	19.66	—	[4]	—	(3.55)	(3.55)
Year ended 9/30/20	$40.60	(0.28)	12.65	12.37	—		—	(5.79)	(5.79)
Year ended 9/30/19	$55.61	(0.24)	(2.31)	(2.55)	—	[4]	—	(12.46)	(12.46)
Year ended 9/30/18	$45.89	(0.31)	15.10	14.79	—	[4]	—	(5.07)	(5.07)
Small Cap Value Fund — Investor Class
Year ended 9/30/22	$10.68	— [4]	(2.38)	(2.38)	—	[4]	— [4]	(0.81)	(0.81)
Year ended 9/30/21	$6.99	(0.02)	3.71	3.69	—	[4]	—	—	—
Year ended 9/30/20	$7.61	0.01	(0.54)	(0.53)	—		(0.04)	(0.05)	(0.09)
Year ended 9/30/19	$8.53	0.03	(0.36)	(0.33)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.94	0.02	1.10	1.12	—	[4]	(0.01)	(0.52)	(0.53)
Small Cap Value Fund — Institutional Class
Year ended 9/30/22	$10.78	0.01	(2.41)	(2.40)	—	[4]	(0.01)	(0.81)	(0.82)
Year ended 9/30/21	$7.05	— [4]	3.73	3.73	—	[4]	—	—	—
Year ended 9/30/20	$7.67	0.03	(0.55)	(0.52)	—		(0.05)	(0.05)	(0.10)
Year ended 9/30/19	$8.58	0.03	(0.35)	(0.32)	—	[4]	—	(0.59)	(0.59)
Year ended 9/30/18	$7.98	0.04	1.10	1.14	—	[4]	(0.02)	(0.52)	(0.54)
Ultra Growth Fund — Investor Class
Year ended 9/30/22	$50.98	(0.43)	(18.93)	(19.36)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.56	(0.48)	13.30	12.82	0.01		—	(1.41)	(1.41)
Year ended 9/30/20	$25.30	(0.17)	14.98	14.81	0.01		—	(0.56)	(0.56)
Year ended 9/30/19	$27.68	(0.18)	(0.60)	(0.78)	0.01		—	(1.61)	(1.61)
Year ended 9/30/18	$21.81	— [4]	8.31	8.31	—	[4]	(0.10)	(2.34)	(2.44)
Ultra Growth Fund — Institutional Class
Year ended 9/30/22	$51.05	(0.34)	(19.01)	(19.35)	—	[4]	—	(5.33)	(5.33)
Year ended 9/30/21	$39.58	(0.41)	13.28	12.87	0.01		—	(1.41)	(1.41)
Year ended 9/30/20[12]	$29.39	(0.09)	10.28	10.19	—	[4]	—	—	—
U.S. Select Fund — Investor Class
Period ended 9/30/22[16]	$10.00	(0.01)	(0.26)	(0.27)	0.01		—	—	—
U.S. Select Fund — Institutional Class
Period ended 9/30/22[16]	$10.00	(0.01)	(0.26)	(0.27)	—		—	—	—
U.S. Treasury Fund — Investor Class
Year ended 9/30/22	$18.10	0.28	(5.57)	(5.29)	0.01		(0.29)	—	(0.29)
Year ended 9/30/21	$22.42	0.25	(3.00)	(2.75)	0.01		(0.24)	(1.34)	(1.58)
Year ended 9/30/20	$19.26	0.30	3.13	3.43	0.03		(0.30)	—	(0.30)
Year ended 9/30/19	$15.26	0.34	3.99	4.33	0.01		(0.34)	—	(0.34)
Year ended 9/30/18	$16.32	0.35	(1.07)	(0.72)	—	[4]	(0.34)	—	(0.34)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income (Loss) Net of Waivers and Reimbursements (%)[2]	Net Investment Income (Loss) Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$29.19	(42.42)	1.15	5 8	1.15	5 8	(1.05)	(1.05)	$848,033	32%
$62.46	42.49	1.12	[5]	1.12	[5]	(1.00)	(1.00)	$1,744,187	40%
$46.64	33.26	1.16	[5]	1.16	[5]	(0.89)	(0.89)	$1,247,871	37%
$40.23	1.67 [5]	1.17	[6]	1.17	[6]	(0.80)	(0.80)	$978,825	26%
$55.30	35.08	1.20	5 8	1.20	5 8	(0.84)	(0.84)	$1,170,809	36%

$29.70	(42.35)	1.05	5 8	1.06	5 8	(0.94)	(0.95)	$1,138,901	32%
$63.29	42.62	1.05	[5]	1.06	[5]	(0.92)	(0.93)	$1,898,152	40%
$47.18	33.39	1.05	[5]	1.08	[5]	(0.78)	(0.81)	$1,233,331	37%
$40.60	1.80	1.06	[6]	1.09	[6]	(0.68)	(0.72)	$712,833	26%
$55.61	35.27	1.06	5 7	1.10	5 7	(0.70)	(0.74)	$714,184	36%

$7.49	(24.18)	1.16	5 8	1.16	5 8	0.04	0.04	$570,201	61%
$10.68	52.79	1.16	[5]	1.16	[5]	(0.16)	(0.16)	$840,022	50%
$6.99	(7.13)	1.21	[5]	1.21	[5]	0.22	0.22	$525,957	58%
$7.61	(2.69)	1.20	[5]	1.20	[5]	0.51	0.51	$454,451	25%
$8.53	14.54	1.20	5 8	1.20	5 8	0.29	0.29	$347,298	46%

$7.56	(24.15)	1.05	5 8	1.06	5 8	0.14	0.14	$663,167	61%
$10.78	52.91	1.05	[5]	1.06	[5]	(0.05)	(0.06)	$849,537	50%
$7.05	(6.94)	1.05	[5]	1.08	[5]	0.38	0.34	$472,331	58%
$7.67	(2.55)	1.05	[5]	1.09	[5]	0.70	0.66	$368,498	25%
$8.58	14.78	1.06	5 8	1.13	5 8	0.43	0.35	$91,857	46%

$26.29	(41.70)	1.18	5 8	1.18	5 8	(1.00)	(1.00)	$984,853	34%
$50.98	32.78	1.16	[5]	1.16	[5]	(0.96)	(0.96)	$2,255,327	35%
$39.56	59.54	1.19	[5]	1.19	[5]	(0.95)	(0.95)	$1,733,280	37%
$25.30	(1.35)	1.24	[5]	1.24	[5]	(0.93)	(0.93)	$623,154	17%
$27.68	41.97	1.24	5 8	1.24	5 8	(1.00)	(1.00)	$297,562	44%

$26.37	(41.62)	1.05	5 8	1.06	5 8	(0.87)	(0.88)	$389,020	34%
$51.05	32.89	1.05	[5]	1.06	[5]	(0.86)	(0.87)	$717,666	35%
$39.58	34.67	1.05	[5]	1.07	[5]	(0.97)	(0.98)	$348,388	37%

$9.74	(2.60)	1.01	6 7	11.81	6 7	(0.59)	(11.39)	$1,779	4%

$9.73	(2.70)	0.86	6 7	10.54	6 7	(0.43)	(10.11)	$3,566	4%

$12.53	(29.44)	0.67	5 8	0.67	5 8	1.70	1.70	$287,523	47%
$18.10	(12.74)	0.66	[5]	0.66	[5]	1.30	1.30	$462,949	50%
$22.42	18.06	0.66	[5]	0.66	[5]	1.41	1.41	$545,586	13%
$19.26	28.73	0.69	[5]	0.69	[5]	2.05	2.05	$379,644	29%
$15.26	(4.47)	0.70	5 8	0.70	5 8	2.13	2.13	$303,105	6%

Wasatch Funds

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expenses of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes extraordinary expenses greater than or equal to 0.01% (see Note 7 in “Notes to Financial Statements”).

[8]	Includes extraordinary expenses of less than 0.01% (see Note 7 in “Notes to Financial Statements”).

[9]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement reduced the Net Realized and Unrealized Losses on Investments by $0.24 per share.

[10]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.06 and $0.06 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $0.59 and $0.60 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been 8.74% and 8.91% for the Investor Class and Institutional Class, respectively.

[11]	Fund inception date was October 1, 2019.

[12]	Institutional Class inception date was January 31, 2020.

[13]

Net Realized and Unrealized Gains (Losses) on Investments per share reflects a large, non-recurring receivable for security litigation which amounted to $0.07 and $0.07 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Net Realized and Unrealized Gains (Losses) on Investments would have been $(1.16) and $(1.14) per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring receivable, Total Return would have been (13.11)% and (13.00)% for the Investor Class and Institutional Class, respectively.

[14]	Fund inception date was November 30, 2020.

[15]	Fund inception date was October 1, 2021.

[16]	Fund inception date was June 13, 2022.

[17]	The Advisor reimbursed the Greater China Fund $258,290 for losses from a trade error. The reimbursement increased the total return by 3.54%.

[18]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)[2]	Expenses Before Waivers and Reimbursements (%)[2]
Long/Short Alpha Fund — Investor Class
Year ended 9/30/22	1.75	2.48

Long/Short Alpha Fund — Institutional Class
Year ended 9/30/22	1.50	2.40

[19]	Includes interest expense and extraordinary expenses. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Greater China Fund — Investor Class	1.51	3.46
Greater China Fund — Institutional Class	1.26	2.51

See Notes to Financial Statements.

Wasatch Funds	SEPTEMBER 30, 2022

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Opportunities Fund, Global Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each classified as a diversified fund. The Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Select Fund, Greater China Fund, International Select Fund, Long/Short Alpha Fund and U.S. Select Fund are each classified as a non-diversified fund. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust redesignated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 19 funds offer Institutional Class shares: Core Growth Fund, Global Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund, which commenced operations on December 13, 2012; Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund and Small Cap Growth Fund, which commenced operations on February 1, 2016; Global Select Fund and International Select Fund, which commenced operations on October 1, 2019; Micro Cap Fund, Micro Cap Value Fund and Ultra Growth Fund, which commenced operations on January 31, 2020; Greater China Fund, which commenced operations on November 30, 2020; Long/Short Alpha Fund, which commenced operations on October 1, 2021; and U.S. Select Fund, which commenced operations on June 13, 2022. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc., d/b/a Wasatch Global Investors, as investment advisor (the “Advisor” or “Wasatch”).

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Global Select, Global Value, Greater China, International Growth, International Opportunities, International Select, Long/Short Alpha, Micro Cap, Micro Cap Value, Small Cap Growth,

Small Cap Value, Ultra Growth and U.S. Select Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2022. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds are investment companies and accordingly they follow the investment company accounting and reporting guidance in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as a realized gain or loss.

For financial reporting purposes, estimates on all real estate investment trust (REIT) rates are based on prior year average rates made public by the REITs. To obtain these rates Wasatch utilizes a service through Wall Street Concepts, which gathers and disseminates the information. Prior to filing tax returns, REIT rates are trued up for actual rates. The differences between the actual versus the trued-up rates are captured in the next fiscal year’s financial reporting process.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses not directly attributable to one or more Funds

Wasatch Funds

Notes to Financial Statements (continued)

are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Equity Funds, the Long/Short Alpha Fund in particular, may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — Certain Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statements of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. None of the Funds entered into foreign currency contracts transactions during the fiscal year ended September 30, 2022.

SEPTEMBER 30, 2022

5. PURCHASES AND SALES OF SECURITIES

The cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2022 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Purchases	$1,005,734,719	$165,487,138	$405,653,035	$210,139,181	$27,478,700
Sales	1,202,448,869	155,899,447	115,975,043	200,645,318	23,714,215

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Purchases	$86,169,170	$5,730,744	$69,824,193	$9,346,344	$196,701,617
Sales	74,958,362	4,913,324	62,645,147	10,483,707	358,876,181

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$229,542,049	$1,950,389	$47,939,228	$569,294,032	$184,120,260
Sales	276,769,625	2,491,137	14,217,318	851,967,919	186,670,586

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund
Purchases	$888,371,993	$945,089,482	$736,447,109	$6,030,552
Sales	989,584,155	978,266,912	1,254,991,078	142,508

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $186,477,258 and $229,003,196, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is the Funds’ policy to qualify as regulated investment companies and distribute substantially all of their taxable income to shareholders. The Funds’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return.

Management has analyzed the Funds’ tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements.

As of September 30, 2022, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Cost	$2,476,584,048	$379,586,338	$457,347,308	$333,955,846	$44,351,479

Gross appreciation	$621,864,063	$191,454,883	$14,556,627	$115,682,318	$6,784,873
Gross (depreciation)	(464,755,327)	(12,978,353)	(127,665,867)	(65,904,565)	(9,818,624)

Net appreciation (depreciation)	$157,108,736	$178,476,530	$(113,109,240)	$49,777,753	$(3,033,751)

	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Cost	$153,075,654	$15,040,832	$120,510,506	$7,342,611	$569,730,916

Gross appreciation	$35,163,754	$1,124,538	$11,284,523	$54,319	$134,499,792
Gross (depreciation)	(24,826,078)	(3,448,505)	(12,372,498)	(2,612,947)	(101,086,390)

Net appreciation (depreciation)	$10,337,676	$(2,323,967)	$(1,087,975)	$(2,558,628)	$33,413,402

Wasatch Funds

Notes to Financial Statements (continued)

	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Cost	$431,093,670	$6,629,619	$31,256,037	$758,204,133	$304,759,902

Gross appreciation	$78,158,215	$177,848	$3,515,600	$96,901,098	$47,444,658
Gross depreciation	(89,837,718)	(1,504,940)	(9,873,211)	(213,782,660)	(56,980,790)

Net depreciation	$(11,679,503)	$(1,327,092)	$(6,357,611)	$(116,881,562)	$(9,536,132)

	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Cost	$2,137,114,232	$1,247,828,798	$1,536,638,928	$5,888,692	$382,114,537

Gross appreciation	$470,388,543	$166,151,650	$268,045,945	$63,581	$—
Gross depreciation	(619,151,977)	(182,103,710)	(431,704,719)	(627,348)	(94,853,658)

Net depreciation	$(148,763,434)	$(15,952,060)	$(163,658,774)	$(563,767)	$(94,853,658)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation (depreciation) on passive foreign investment companies (PFICs), and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2022 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Undistributed ordinary income	$—	$—	$—	$—	$—	$—
Undistributed capital gains	18,812,915	5,672,408	—	11,198,624	—	3,725,710

Accumulated earnings	18,812,915	5,672,408	—	11,198,624	—	3,725,710
Accumulated capital and other losses	(14,008,024)	(9,879,336)	(37,595,897)	(9,367,362)	(103,799,846)	(2,450,363)
Other undistributed ordinary losses	—	(21,583)	(32,555)	—	(22,894)	(976)
Net unrealized appreciation (depreciation)	157,107,708	161,780,474	(113,113,537)	45,511,370	(3,226,793)	9,745,307

Total accumulated earnings (accumulated losses)	$161,912,599	$157,551,963	$(150,741,989)	$47,342,632	$(107,049,533)	$11,019,678

	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund	International Opportunities Fund	International Select Fund
Undistributed ordinary income	$—	$—	$324,168	$—	$—	$—
Undistributed capital gains	—	8,000,195	—	—	—	—

Accumulated earnings	—	8,000,195	324,168	—	—	—
Accumulated capital and other losses	(1,435,385)	(160,315,477)	(3,156,147)	(10,213,322)	(40,891,476)	(600,408)
Net unrealized appreciation (depreciation)	(2,341,286)	(1,125,079)	(2,558,682)	30,838,930	(13,517,871)	(1,327,583)

Total accumulated earnings (accumulated losses)	$(3,776,671)	$(153,440,361)	$(5,390,661)	$20,625,608	$(54,409,347)	$(1,927,991)

SEPTEMBER 30, 2022

	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund
Undistributed ordinary income	$24,017	$—	$—	$—	$—	$—
Undistributed capital gains	—	—	—	—	31,073,803	—

Accumulated earnings	24,017	—	—	—	31,073,803	—
Accumulated capital and other losses	—	(68,274,808)	(16,764,264)	(34,101,751)	(114,009)	(32,589,303)
Net unrealized appreciation (depreciation)	(3,831,239)	(116,881,679)	(9,537,826)	(148,763,431)	(15,952,060)	(163,658,774)

Total accumulated earnings (accumulated losses)	$(3,807,222)	$(185,156,487)	$(26,302,090)	$(182,865,182)	$15,007,734	$(196,248,077)

	U.S. Select Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$117,612
Undistributed capital gains	—	—

Accumulated earnings	—	117,612
Accumulated capital and other losses	(5,028)	(67,739,580)
Other undistributed ordinary losses	—	(98,233)
Net unrealized appreciation (depreciation)	(563,767)	(94,853,658)

Total accumulated earnings (accumulated losses)	$(568,795)	$(162,573,859)

Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from ordinary income and realized capital gains for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction (tax equalization).

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to passive foreign investment company shares, foreign capital gains taxes, foreign currency transactions, corporate actions, wash sales and investments in REITs. These reclassifications have no effect on net assets or the net asset value per share.

The Fund’s are permitted to carry forward capital losses for an unlimited period. The losses that are carried forward retain their character as either short-term or long-term capital losses.

Capital loss carryforwards as of September 30, 2022 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$483,008	$—
Frontier Emerging Small Countries Fund	95,179,079	5,909,129
Global Value Fund*	23,779,525	136,520,176
Greater China Fund	2,505,331	650,816
International Select Fund	413,327	168,922
Micro Cap Fund	1,463,356	—
U.S. Treasury Fund	12,763,207	54,976,373

*	The Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended September 30, 2022, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Global Value Fund	$1,027,950

Wasatch Funds

Notes to Financial Statements (continued)

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$(14,008,024)
Emerging India Fund	—	(9,879,336)
Emerging Markets Select Fund	(35,366,380)	(1,746,509)
Emerging Markets Small Cap Fund	—	(9,367,362)
Frontier Emerging Small Countries Fund	—	(2,711,638)
Global Opportunities Fund	—	(2,450,363)
Global Select Fund	(1,379,361)	(56,024)
Global Value Fund	—	(15,776)
International Growth Fund	(8,843,338)	(1,369,984)
International Opportunities Fund	(36,751,064)	(4,140,412)
International Select Fund	—	(18,159)
Micro Cap Fund	(57,195,921)	(9,615,531)
Micro Cap Value Fund	(13,934,191)	(2,830,073)
Small Cap Growth Fund	(15,243,847)	(18,857,904)
Small Cap Value Fund	—	(114,009)
Ultra Growth Fund	(18,863,740)	(13,725,563)
US Select Fund	—	(5,028)

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

2022	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$54,338,675	$—	$—	$1,341,382	$520,114
Capital Gain	556,536,913	27,428,712	1,628,008	38,285,535	—

Total	$610,875,588	$27,428,712	$1,628,008	$39,626,917	$520,114

2022	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Ordinary Income	$—	$589,852	$6,296,926	$—	$—
Capital Gain	20,801,935	1,627,167	938,921	—	115,269,077

Total	$20,801,935	$2,217,019	$7,235,847	$—	$115,269,077

2022	International Opportunities Fund	International Select Fund	Long/Short Alpha Fund	Micro Cap Fund	Micro Cap Value Fund
Ordinary Income	$—	$—	$—	$103,250,262	$25,989,892
Capital Gain	96,496,159	—	—	195,974,009	59,641,150

Total	$96,496,159	$—	$—	$299,224,271	$85,631,042

2022	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Select Fund	U.S. Treasury Fund
Ordinary Income	$16,453,548	$6,291,559	$96,277,696	$—	$6,840,922
Capital Gain	606,580,925	122,762,260	209,132,698	—	—

Total	$623,034,473	$129,053,819	$305,410,394	$—	$6,840,922

SEPTEMBER 30, 2022

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	—
Capital Gains	230,381,353	—	—	30,652,060	—

Total	$230,381,353	$—	$—	$30,652,060	—

2021	Global Opportunities Fund	Global Select Fund	Global Value Fund	Greater China Fund	International Growth Fund
Ordinary Income	$—	$13,795	$—	$—	$—
Capital Gains	3,566,379	11,998	2,130,704	—	117,458,798

Total	$3,566,379	$25,793	$2,130,704	$—	$117,458,798

2021	International Opportunities Fund	International Select Fund	Micro Cap Fund	Micro Cap Value Fund
Ordinary Income	$—	$—	$—	$—
Capital Gains	14,595,011	—	63,388,758	36,006,255

Total	$14,595,011	$—	$63,388,758	$36,006,255

2021	Small Cap Growth Fund	Small Cap Value Fund	Ultra Growth Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$30,515,712	$6,022,576
Capital Gains	183,173,140	—	47,667,167	32,379,945

Total	$183,173,140	$—	$78,182,879	$38,402,521

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and rates. Several Wasatch Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income in the Statements of Operations and any related receivable, if any, is reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Funds during the fiscal year exceed foreign withholding taxes paid, and the Funds had previously passed foreign tax credits on to their shareholders, the Funds may enter into a closing agreement with the

Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Funds’ shareholders.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2023. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2023). A Fund may only make a repayment to the Advisor for the amount reimbursed if such repayment does not cause the Fund’s expense ratio, after repayment is taken into account, to exceed both (i) the expense cap at the time such amounts were waived; and (ii) the Fund’s

Wasatch Funds

Notes to Financial Statements (continued)

current expense cap. All amounts not recovered at the end of the period expire on January 31, 2023. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business in excess of such limitations. Investment advisory fees and fees waived, if any, for the year ended September 30, 2022 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2023	$57,066
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2023	—
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2023	—
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2023	—
Frontier Emerging Small Countries Fund	1.65%	2.15%	1.95%	1/31/2023	71,364
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2023	15,210
Global Select Fund	0.85%	1.35%	0.95%	1/31/2023	118,736
Global Value Fund	0.90%	1.10%	0.95%	1/31/2023	147,720
Greater China Fund	1.00%	1.50%	1.25%	1/31/2023	124,080
International Growth Fund	1.25%	1.75%	1.35%	1/31/2023	—
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2023	—
International Select Fund	0.80%	1.30%	0.90%	1/31/2023	125,926
Long/Short Alpha Fund	1.25%	1.75%	1.50%	1/31/2023	184,076
Micro Cap Fund	1.50%	1.95%	1.60%	1/31/2023	—
Micro Cap Value Fund	1.50%	1.95%	1.60%	1/31/2023	16,429
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2023	88,527
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2023	37,909
Ultra Growth Fund	1.00%	1.50%	1.05%	1/31/2023	64,668
U.S. Select Fund	0.75%	1.00%	0.85%	1/31/2023	118,421
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2023	—

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that is, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2022, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $150,000 per year for services rendered and a fee of $30,000 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2022 Base Compensation”). Trustees will receive an additional $12,000 for in-person attendance at any special Board meeting or committee meeting (or any combination thereof), and $6,000 for telephonic attendance of any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board would receive an additional 25% of the 2022 Base Compensation and the Chair of a Committee would receive an additional 15% of the 2022 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board receives an additional fee of $75,000 a year as Chair. The Chair of the Audit Committee and the Chair of the Nominating Committee each receive an additional $45,000 per year as Chair.

In the calendar year of 2021, each Independent Trustee was paid a retainer of $126,750 per year for services rendered and a fee of $25,350 for each regularly scheduled Board of Trustees meeting, including the executive session held with respect to the investment advisory contract renewal process for the Funds, whether attended in person or telephonically (including any committee meeting attended) (collectively, the “2021 Base Compensation”). Trustees received an additional $12,000 for in-person attendance at any special Board meeting or committee

SEPTEMBER 30, 2022

meeting (or any combination thereof), and $6,000 for telephonic attendance at any special Board meeting or committee meeting (or any combination thereof). In addition, the Chair of the Board received an additional 25% of the 2021 Base Compensation and the Chair of a Committee received an additional 15% of the 2021 Base Compensation. Accordingly, to implement this additional compensation for services as a Chair, the Chair of the Board received an additional fee of $31,687.50 a year as Chair and $7,921.75 for attendance in person or telephonically at each regular Board meeting (four meetings per year) in 2021. The Chair of the Audit Committee and the Chair of the Nominating Committee each received an additional $19,012.50 per year as Chair and $4,753.13 for attendance in person or telephonically at each regular Board meeting (four meetings per year) in 2021.

Payments by Advisor — During 2018, the Advisor paid for a portion of the expenses in connection with the merger of the Long/Short and Global Value Funds. The Advisor will not be reimbursed for these amounts. During 2022, the Advisor reimbursed the Greater China Fund $258,290 due to a trade error.

The impact of the payment detailed above is reflected in the Statement of Operations as Net increase from reimbursements by affiliates and is also reflected in the Total Return and Realized and Unrealized Gains (Losses) on Investments sections in the Financial Highlights.

Payments by Sub-Advisor — Pursuant to a sub-advisory agreement entered into between the Advisor and Hoisington Investment Management Company (“HIMCo”), the Sub-Advisor for the U.S. Treasury Fund, (“HIMCo Sub-Advisory Agreement”), and subject to the supervision of the Advisor, HIMCo directs the investment of the U.S. Treasury Fund’s assets and is responsible for the continuing management of the Fund’s assets, including the placement of orders to purchase or sell securities on behalf of the Fund. The HIMCo Sub-Advisory Agreement provides that the Advisor shall pay HIMCo a monthly management fee computed at the annual rate of 0.02% of the Fund’s average daily net assets as long as and whenever the Fund has net assets less than $20 million and one-half (1/2) of the monthly fee the Advisor receives from the Fund under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. The Advisor retains the remainder of the advisory fee paid under the Advisory and Service Contract. The Sub-Advisor may reimburse the Advisor for certain expenses.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2022 up to 0.40% annually) of the average value of Funds’ Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which are intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees — Investor Class” in the Statements of Operations.

Wasatch Funds

Notes to Financial Statements (continued)

10% Shareholders — As of September 30, 2022, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	47.46%
Emerging India Fund	3	67.04%
Emerging Markets Select Fund	3	67.71%
Emerging Markets Small Cap Fund	2	55.99%
Frontier Emerging Small Countries Fund	3	61.65%
Global Opportunities Fund	3	61.02%
Global Select Fund	3	70.17%
Global Value Fund	2	71.83%
Greater China Fund	4	81.57%
International Growth Fund	2	49.53%
International Opportunities Fund	2	41.70%
International Select Fund	4	71.26%
Long/Short Alpha Fund	4	91.25%
Micro Cap Fund	2	42.29%
Micro Cap Value Fund	3	60.38%
Small Cap Growth Fund	3	60.67%
Small Cap Value Fund	4	68.91%
Ultra Growth Fund	2	58.39%
U.S. Select Fund	2	81.85%
U.S. Treasury Fund	4	57.92%

Affiliated Interests — As of September 30, 2022, the Advisor and its affiliates, and the retirement plans of the Advisor and its affiliates, held shares of the Funds, which may be redeemed at any time as detailed below:

Fund	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	22	2.53%
Emerging India Fund	31	4.24%
Emerging Markets Select Fund	26	3.35%
Emerging Markets Small Cap Fund	16	1.90%
Frontier Emerging Small Countries Fund	14	2.55%
Global Opportunities Fund	19	5.05%
Global Select Fund	23	66.42%
Global Value Fund	11	3.69%
Greater China Fund	18	61.69%
International Growth Fund	17	0.39%
International Opportunities Fund	16	1.83%
International Select Fund	15	38.97%
Long/Short Alpha Fund	16	47.29%
Micro Cap Fund	20	2.13%
Micro Cap Value Fund	16	1.93%
Small Cap Growth Fund	24	1.50%
Small Cap Value Fund	15	1.20%
Ultra Growth Fund	21	1.15%
U.S. Select Fund	8	55.73%
U.S. Treasury Fund	13	1.21%

*	Multiple accounts with the same beneficial owner are treated as one account.

SEPTEMBER 30, 2022

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2022 with an “affiliated company” as so defined:

	Value, Beginning Of the Year	Purchases At Cost	Proceeds From Sales	Value, End Of the Year	Dividends Credited to Income for the Year ended 9/30/2022	Gain (Loss) Realized on Sale of Shares For the Year ended 9/30/2022	Change in Unrealized Appreciation (Depreciation) For the Year ended 9/30/2022
Core Growth Fund
Common Stock
1-800-Flowers.com, Inc., Class A*	$58,669,388	$—	$46,616,756	$—	$—	$(8,268,400)	$(3,784,232)

Micro Cap Fund
Common Stock
Allied Motion Technologies, Inc.*	$23,140,694	$418,017	$7,808,380	$14,594,626	$59,489	$(405,549)	$(750,156)
IM Cannabis Corp.*	14,940,315	—	1,188,232	1,434,896	—	(2,162,535)	(10,154,652)
Motorsport Games, Inc., Class A*	18,194,448	—	1,731,765	—	—	(25,167,848)	8,705,165
PharmaCielo Ltd.	10,806,048	66,445	1,446,712	2,546,853	—	(2,615,694)	(4,263,234)
Superior Group of Cos., Inc.*	22,445,738	—	5,891,574	5,019,624	446,225	(4,299,493)	(7,235,047)
Transcat, Inc.*	41,283,384	3,386,309	33,921,167	18,077,800	—	20,033,713	(12,704,439)
UFP Technologies, Inc.*	27,674,235	2,428,428	21,738,686	15,543,735	—	6,916,264	263,494
Versus Systems, Inc.*	3,085,757	1,229,003	490,495	—	—	(6,776,720)	2,952,455
Vintage Wine Estates, Inc.*	44,325,092	—	14,794,747	6,208,265	—	(8,963,925)	(14,358,155)
Warrants
IM Cannabis Corp., expiring 5/7/2026*	225,000	—	—	—	—	—	(225,000)
Versus Systems, Inc., expiring 1/15/2022*	—	—	—	—	—	(6,400)	6,400
Versus Systems, Inc., expiring 1/15/2026*	891,520	—	—	88,480	—	—	(803,040)
Versus Systems, Inc., expiring 1/15/2026*	359,040	—	—	36,480	—	—	(322,560)

	$207,371,271	$7,528,202	$89,011,758	$63,550,759	$505,714	$(23,448,187)	$(38,888,769)

Small Cap Growth Fund
Common Stock
DMC Global, Inc.*	$45,955,866	$—	$9,757,155	$13,217,905	$—	$(9,993,850)	$(12,986,956)
Johnnie-O Holdings, Inc., Series A Pfd.	—	17,999,987	—	13,770,449	—	—	(4,229,538)
Pennant Group, Inc.	20,453,003	28,075,444	1,635,133	20,382,041	—	(2,549,424)	(23,961,849)
TaskUS, Inc., Class A	—	68,909,931	1,320,774	23,923,988	—	(824,280)	(42,840,889)
Vintage Wine Estates, Inc., PIPE Shares	52,800,000	—	—	15,235,000	—	$—	(37,565,000)

	$119,208,869	$114,985,362	$12,713,062	$86,529,383	$—	$(13,367,554)	$(121,584,232)

Small Cap Value Fund
Common Stock
National CineMedia, Inc.*	$14,495,864	$—	$6,202,086	$—	$428,534	$(14,072,221)	$5,778,443

Ultra Growth Fund
Common Stock
Artivion, Inc.*	$51,376,332	$1,384,728	$14,380,013	$22,918,320	$—	$(5,567,603)	$(9,895,124)
Conformis, Inc.	18,586,645	—	140,387	2,631,685	—	(81,036)	(15,733,537)
Exagen, Inc.	14,348,367	—	559,910	2,625,714	—	(1,389,585)	(9,773,158)
Johnnie-O Holdings, Inc., Series A Pfd.	—	15,000,004	—	11,475,385	—	—	(3,524,619)
Vintage Wine Estates, Inc., PIPE Shares	43,200,000	—	1,852,993	11,654,883	—	(1,071,617)	(28,620,507)

	$127,511,344	$16,384,732	$16,933,303	$51,305,987	$—	$(8,109,841)	$(67,546,945)

Wasatch Funds

Notes to Financial Statements (continued)

	Share Activity				Dividends Credited to Income for the Year ended 9/30/2022	Gain (Loss) Realized on Sale of Shares For the Year ended 9/30/2022	Change in Unrealized Appreciation (Depreciation) For the Year ended 9/30/2022
	Balance 9/30/2021	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2022
Core Growth Fund
Common Stock
1-800-Flowers.com, Inc., Class A*	1,922,956	—	1,922,956	—	$—	$(8,268,400)	$(3,784,232)

Micro Cap Fund
Common Stock
Allied Motion Technologies, Inc.*	739,792	16,773	246,620	509,945	59,489	(405,549)	(750,156)
IM Cannabis Corp.*	4,208,221	—	668,769	3,539,452	—	(2,162,535)	(10,154,652)
Motorsport Games, Inc., Class A*	1,275,908	—	1,275,908	—	—	(25,167,848)	8,705,165
PharmaCielo Ltd.	10,290,933	101,500	2,396,762	7,995,671	—	(2,615,694)	(4,263,234)
Superior Group of Cos., Inc.*	963,750	—	398,477	565,273	446,225	(4,299,493)	(7,235,047)
Transcat, Inc.*	640,251	43,212	444,623	238,840	—	20,033,713	(12,704,439)
UFP Technologies, Inc.*	449,330	38,412	306,664	181,078	—	6,916,264	263,494
Versus Systems, Inc.*	838,521	937,500	1,776,021	—	—	(6,776,720)	2,952,455
Vintage Wine Estates, Inc.*	4,341,341	—	2,100,090	2,241,251	—	(8,963,925)	(14,358,155)
Warrants
IM Cannabis Corp., expiring 5/7/2026*	450,000	—	—	450,000	—	—	(225,000)
Versus Systems, Inc., expiring 1/15/2022*	640,000	—	640,000	—	—	(6,400)	6,400
Versus Systems, Inc., expiring 1/15/2026*	448,000	—	—	448,000	—	—	(803,040)
Versus Systems, Inc., expiring 1/15/2026*	192,000	—	—	192,000	—	—	(322,560)

	25,478,047	1,137,397	10,253,934	16,361,510	$505,714	$(23,448,187)	$(38,888,769)

Small Cap Growth Fund
Common Stock
DMC Global, Inc.*	1,245,079	—	417,926	827,153	$—	$(9,993,850)	$(12,986,956)
Pennant Group, Inc.	728,124	1,341,000	111,195	1,957,929	—	(2,549,424)	(23,961,849)
TaskUS, Inc., Class A	—	1,516,675	30,713	1,485,962	—	(824,280)	(42,840,889)
Vintage Wine Estates, Inc., PIPE Shares	5,500,000	—	—	5,500,000	—	—	(37,565,000)
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	—	611,205	—	611,205	—	—	(4,229,538)

	7,473,203	3,468,880	559,834	10,382,249	$—	$(13,367,554)	$(121,584,232)

Small Cap Value Fund
Common Stock
National CineMedia, Inc.*	4,071,872	—	4,071,872	—	$428,534	$(14,072,221)	$5,778,443

Ultra Growth Fund
Common Stock
Artivion, Inc.*	2,304,905	82,019	730,976	1,655,948	$—	$(5,567,603)	$(9,895,124)
Conformis, Inc.	13,974,921	—	210,879	13,764,042	—	(81,036)	(15,733,537)
Exagen, Inc.	1,055,027	—	86,129	968,898	—	(1,389,585)	(9,773,158)
Vintage Wine Estates, Inc., PIPE Shares	4,500,000	—	292,461	4,207,539	—	(1,071,617)	(28,620,507)
Preferred Stock
Johnnie-O Holdings, Inc., Series A Pfd.	—	509,338	—	509,338	—	—	(3,524,619)

	21,834,853	591,357	1,320,445	21,105,765	$—	$(8,109,841)	$(67,546,945)

*

This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation (depreciation) for the period ended September 30, 2022 is included in the Statements of Operations even though the security was not deemed an affiliated company as of the end of the year end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight

SEPTEMBER 30, 2022

by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2022, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent Of Net Assets

Core Growth Fund
Hagerty, Inc., expiring 12/2/2026	Warrants	12/2/2021	$1,859,173	$1,058,400	0.04%

Micro Cap Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$10,000,013	$7,650,264	1.21%
Esperion Therapeutics, Inc., expiring 12/7/2023	Warrants	12/3/2021	310,583	401,022	0.06%
IM Cannabis Corp., expiring 5/7/2026	Warrants	5/5/2021	616,971	0	0.00%
Versus Systems, Inc., expiring 1/15/2026	Warrants	1/15/2021	1,920	36,480	0.00%
Versus Systems, Inc., expiring 2/28/2027	Warrants	2/24/2022	277,397	0	0.00%

			$11,206,884	$8,087,766	1.27%

Micro Cap Value Fund
Regenacy Pharmaceuticals LLC	LLC Membership Interest	12/21/2016	$30,001	$21,222	0.01%
Greenlane Holdings, Inc., expiring 2/24/2026	Warrants	2/22/2021	396,902	0	0.00%

			$426,903	$21,222	0.01%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/2014	$8,000,002	$9,708,253	0.49%
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	17,999,987	13,770,449	0.69%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	184,939	92,470	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	2,000,000	495,999	0.03%
Esperion Therapeutics, Inc., expiring 12/7/2023	Warrants	12/3/2021	538,893	695,813	0.04%

			$28,723,821	$24,762,984	1.25%

Ultra Growth Fund
Johnnie-O Holdings, Inc., Series A Pfd.	Preferred Stock	3/16/2022	$15,000,004	$11,475,385	0.84%
Nanosys, Inc., Series A-1 Pfd.	Preferred Stock	8/13/2010	46,235	23,118	0.00%
Nanosys, Inc., Series A-2 Pfd.	Preferred Stock	11/8/2005	500,001	124,000	0.01%
Esperion Therapeutics, Inc., expiring 12/7/2023	Warrants	12/3/2021	476,908	615,779	0.04%
Hagerty, Inc., expiring 12/2/2026	Warrants	12/2/2021	1,549,310	882,000	0.06%

			$17,572,458	$13,120,282	0.95%

10. LINE OF CREDIT

Effective May 11, 2022, the Trust and each Fund renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”) that mature on May 12, 2023. The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the overnight federal-funds rate in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

Wasatch Funds

Notes to Financial Statements (continued)

For the year ended September 30, 2022, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2022
Core Growth Fund	$6,228,526	49	$16,134	1.90%	$—
Emerging India Fund	4,631,843	31	7,374	1.85%	—
Emerging Markets Select Fund	5,541,051	31	8,101	1.70%	—
Emerging Markets Small Cap Fund	4,309,302	121	24,645	1.70%	844,731
Frontier Emerging Small Countries Fund	425,462	52	1,574	2.56%	—
Global Opportunities Fund	1,509,762	78	5,607	1.71%	346,672
Global Select Fund	102,160	16	63	1.38%	—
Greater China Fund	272,029	65	802	1.63%	—
International Growth Fund	4,221,253	20	4,149	1.77%	—
International Opportunities Fund	9,230,538	33	15,445	1.83%	—
International Select Fund	283,697	9	94	1.33%	—
Micro Cap Fund	3,739,667	17	2,537	1.44%	—
Small Cap Growth Fund	11,500,556	13	6,420	1.55%	—
Small Cap Value Fund	5,840,390	13	4,281	2.03%	—
Ultra Growth Fund	5,954,946	59	14,970	1.53%	—
11. PRINCIPAL RISKS

Market Risk — Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.

Additional Market Disruption Risk — In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and the European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the

electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests and curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the world (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and

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have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the world, which may negatively impact such countries and the companies in which the Funds invest. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the world, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Funds’ performance and the value of an investment in the Funds, particularly with respect to Russian exposure.

Global Pandemic Risk — The value of a Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and have resulted in event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health care service preparation and delivery; and quarantines, as well as general concern and uncertainty that have negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health-care systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in a Fund.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging- and frontier-market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Indian Market and India Region Risk — The Emerging India Fund, the Emerging Markets Select Fund, the Emerging Markets Small Cap Fund, the Frontier Emerging Small Countries Fund, the Global Opportunities Fund, the Global Select Fund, and the International Growth Fund invest a significant amount of their assets in the securities of companies economically tied to India and the India Region. Companies in the India region with economic ties to India may be located in India, Bangladesh, Pakistan and Sri Lanka. The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities markets in the India region are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required and shortages of vault capacity and trained personnel has existed among qualified custodial banks in the India region. A Fund may be unable to sell securities when the registration process is incomplete and may experience delays in receiving dividends. If a market’s trading volume is limited by operational difficulties, the ability of a Fund to invest may be impaired. A Fund’s ability to buy or sell India region securities may be impaired if the Fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions, including economic and tax reforms, can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. The government in India has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Further, any actions or other factors that may impede the flow of foreign capital to India may also inhibit its growth. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. In addition, large portions of many Indian companies remain in the

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Notes to Financial Statements (continued)

hands of their founders (including members of their families) and the corporate governance of such family-owned companies may be weaker and less transparent. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and market prices may not represent realizable value. This may be likely when a Fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Greater China Region Risk — The Greater China Fund invests primarily in the securities of companies tied economically to the Greater China Region (China, Hong Kong and Taiwan). In addition to the risks of investing in foreign securities in general, which are described in the Fund’s prospectus and Statement of Additional Information, investing in the Greater China Region subjects the Fund to unique risks that could significantly impact the value of the Fund’s investments.

Chinese governmental actions can significantly affect economic conditions in China, Hong Kong and Taiwan, or a particular issuer or industry, which could adversely affect the value and liquidity of the Fund’s investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China. Although over the years the Chinese government has been reforming economic and market practices, the Chinese government could, at any time, alter or discontinue such economic and market reform programs, which could adversely affect industries and companies in China.

China’s economy, particularly its export-oriented industries, may be adversely impacted by developments in the economies and by governmental actions of its principal trading partners, including the United States, such as the imposition of trading restrictions, tariffs or other protectionist trade policies. The current political climate has intensified concerns of a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. In addition, on November 12, 2020, President Trump issued Executive Order 13959, which prohibits U.S. persons from transacting in publicly traded securities designated by the U.S. Department of Defense as “Communist Chinese Military Companies” or “CCMCs” or in instruments derived from, or designed to provide investment exposure to, prohibited CCMC securities. The list of CCMCs is subject to change from time to time, which could prevent the Fund from acquiring securities previously deemed suitable investments or could result in a forced sale of a security in the portfolio at an inopportune time or price, which may result in losses to the Fund. Such government prohibitions may affect the value of the securities held in the Fund’s portfolio, directly or indirectly, as well as negatively impact the market for other China-based issuers, resulting in reduced liquidity and price declines. The government prohibition also could lead to the inability to transact in the securities of other companies within the Greater China Region as the result of escalating trade tensions between the U.S. and China. The prohibition took effect on January 11, 2021, but it is unclear whether the Executive Order will continue in effect under the new presidential administration or be amended. Additionally, on December 2, 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act, which could cause the securities of foreign issuers (including China) to be delisted from U.S. stock exchanges if those companies do not permit U.S. oversight of the auditing of their financial information. To the extent the Fund invests in securities of Chinese companies listed in the U.S., delisting could impact the Fund’s ability to transact in such securities and could significantly impact their liquidity and market price. In addition, the Fund would have to seek other markets in which to transact in such securities, which would also increase the Fund’s costs. It is difficult to predict the consequences of these actions or whether further tariffs will be imposed or actions will be taken.

Further, China’s domestically oriented industries may be particularly sensitive to, and adversely affected by, changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar, but this may be subject to greater uncertainty as Chinese authorities may change the policies that determine the exchange rate mechanism.

In addition, the Chinese government may actively attempt to influence the operation of China’s securities markets through, among other things, currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese

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companies, or other similar actions. Certain securities issued by companies located or operating in China, such as China A-shares are subject to trading restrictions, quota limitations, and less market liquidity. Chinese authorities may intervene in China’s securities markets and halt or suspend trading of securities for short or even longer periods of time. China’s securities markets have experienced considerable volatility and have been subject to relatively frequent and excessive trading halts and suspensions which, among other things, contribute to uncertainty in the markets, reduce the liquidity of securities subject to trading halts or suspensions and leads to greater market execution and valuation risks. Such actions could adversely impact the Fund’s ability to achieve its investment objective(s) and its ability to trade China A-shares during such periods and could result in a Fund’s limiting or suspending shareholder redemption privileges as permitted in accordance with applicable law. China’s securities markets generally continue to experience inefficiencies, volatility and pricing anomalies resulting from governmental influence, lack of publicly available information and/or political or social instability.

Additional risks of loss from investing in China include currency fluctuations, interest rate fluctuations, less liquidity, higher rates of inflation, expropriation of property, confiscatory taxation, nationalization, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage), trading halts and differing legal, accounting, auditing, financial and reporting standards. Financial reporting by Chinese companies does not have as much regulatory oversight as in the United States. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting, accounting fraud and other types of corporate misconduct. Social unrest within China and between China and Hong Kong, or confrontations with neighboring countries, including military conflicts in response to such events, strained international relations and security concerns, such as terrorism, may also adversely impact China’s economy, disrupting its economic growth and adversely affecting the Fund’s investments. Any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally also have a significant impact on the economies of the Greater China Region and other Asian countries, which in turn could adversely affect the Fund’s investments. The economies of many Asian countries differ from the economies of more developed countries in many respects such as the rate of growth, inflation, capital investment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies, and their economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty and by the imposition of tariffs and other protectionist trade policies.

The Greater China Region includes China, Hong Kong and Taiwan. With respect to Hong Kong, the Chinese and Hong Kong economies are vulnerable to China’s longstanding disagreement with Hong Kong related to the former British colony’s integration into a special administrative region of China. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, such actions may have a negative impact on investor and business confidence in Hong Kong, its markets and business performance, and in turn on the Fund’s investments. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s net asset value is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s net asset value. With respect to Taiwan, China has a complex territorial dispute regarding the sovereignty of Taiwan. Continuing hostility between China and Taiwan and any potential military conflict or future political or economic disturbances may adversely impact investments in such countries or make investments in such countries impracticable or impossible. Any escalation in hostilities may, among other things, distort Taiwan’s capital account, adversely impact other Asian countries and adversely impact a Fund’s investments in Asia, including China and Taiwan. Taiwan’s market and economy also face increasing competition from other low-cost emerging economies and certain protectionist threats.

In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as Wasatch Funds) is prohibited. To facilitate foreign investment in these businesses, many Chinese companies have created Variable Interest Entities (“VIEs”) to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure

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Notes to Financial Statements (continued)

rather than directly through a formal equity ownership structure.

VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action that affects VIEs, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about Chinese securities and VIEs in which the Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and American Depositary Receipts (ADRs) may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of a the Fund to transact in such securities and may increase the cost of the Fund if it must seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.

Japan Risk — The International Growth Fund, the International Opportunities Fund, the International Select Fund, and the Global Opportunities Fund invest a significant amount of their assets in securities of companies economically tied to Japan. The Japanese economy has only recently emerged from a prolonged economic downturn. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low compared to other advanced economies, and it may remain low in the future. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events as well as from any deterioration in its relationships with neighboring countries). In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis which could negatively affect the Fund.

Europe and U.K. Risk — The Global Select Fund, the Global Value Fund, the International Growth Fund, the International Opportunities Fund and the International Select Fund may invest a significant amount of their assets in securities of companies economically tied to the European and the United Kingdom (“U.K.”).

Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the U.K. formally withdrew from the EU (commonly referred to as “Brexit”) and a transition period commenced while the U.K. negotiated its future with the EU. There remains considerable uncertainty about the

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potential consequences of Brexit. Brexit may continue to market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the United Kingdom and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries and certain sectors within such countries. The United States and other European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and the EU is defined and the U.K. determines which EU laws to replace or replicate. The political, economic, trade and legal ramifications are not yet fully known and uncertainty about the United Kingdom’s relationship with the remaining members of the EU may continue to be a source of instability. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest.

Asia Region Risk — The Emerging Markets Select, Emerging Markets Small Cap, Global Opportunities, Global Select, Global Value, International Growth, International Opportunities and International Select Funds may invest a significant portion of their assets in the securities of companies tied economically to markets in the Asia region, including, among others, Bangladesh, China, Hong Kong, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Similarly, the Frontier Emerging Small Countries Fund may invest a significant portion of its assets in the securities of companies tied economically to frontier and emerging market countries in the Asia region including, among others, Bangladesh, Indonesia, Malaysia, Philippines, Singapore, Taiwan, Thailand and Vietnam. The value of a Fund’s assets invested in countries in the Asia region may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, international relations with other nations, natural disasters, corruption, civil unrest and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long running conflict over Taiwan, border disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The governments in many countries have exercised and continue to exercise significant influence over many aspects of the economy and their actions may significantly impact their economies, sectors, industries and/or companies within the market which may impact the securities held by a Fund. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, the imposition of tariffs and other protectionist trade policies and other similar actions, as well as increased tensions with other nations.

In addition, the Asian region is comprised of countries in all stages of economic development, some of which may experience overextension of credit, currency devaluation and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets which some countries may not have the capacity to address. Many Asian region countries are dependent on foreign supplies of energy and competition to claim or develop regional supplies of energy or other natural resources could lead to economic, political or military instability or disruption and adversely impact the performance of a Fund. As some countries in the Asian region are less developed and may be considered emerging or frontier markets, the risk to foreigners to invest in such countries will be magnified and include the risks of emerging or frontier markets such as, increased political and social instability; highly volatile, less mature and less liquid securities markets; less corporate governance standards; limited government oversight and market regulation; differing financial reporting, accounting and auditing standards; capital controls; potential expropriation or nationalization of companies or industries; currency fluctuations; restrictions on foreign ownership; less legal recourse to enforce a Fund’s rights; less publicly available or inaccurate information regarding companies; high taxation; less developed or diverse economies and other political, economic or social developments.

With respect to China, the Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment

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Notes to Financial Statements (continued)

of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies. China’s economy, particularly its export-orientated industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S., as well as its dependency on the economies of other Asian countries, many of which are developing countries. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in future be subject to uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. Certain securities issued by companies located or operating in China, such as China’s A-shares, are subject to trading restrictions, quota limitations and less market liquidity.

Sector and Industry Weightings Risk — The Equity Funds may invest a large percentage of their assets in a few sectors, or industries within a particular sector. A Fund’s investment in a particular sector will fluctuate over time based on the investment opportunities identified by the Advisor. The risks associated with investing in various sectors and industries are considered principal risks of these Funds. These sectors include communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect a single sector. If an Equity Fund invests in only a few sectors it will have more exposure to the price movements of securities in those sectors. The Funds may also from time to time make significant investments in an industry or industries within a particular sector. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of a Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. To the extent an Equity Fund has substantial holdings within a particular sector, or industry therein, the risks to the Fund associated with the sector or industry increase.

Shareholder Concentration Risk — A significant portion of the net assets of several Wasatch Funds are owned by a group of investors advised by a common investment advisor or have a significant portion of net assets in relatively few related accounts for several Wasatch Funds. In the event of significant redemption activity by these shareholders, these Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the official close price or last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation (“NASDAQ”) system, such securities are valued using the

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NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no official close or sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a Fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market

Wasatch Funds

Notes to Financial Statements (continued)

conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
Core Growth Fund
Assets
Common Stocks		$2,622,012,310	$—	$—	$2,622,012,310
Warrants		—	—	1,058,400	1,058,400
Short-Term Investments		—	10,622,074	—	10,622,074

		$2,622,012,310	$10,622,074	$1,058,400	$2,633,692,784

Emerging India Fund
Assets
Common Stocks
	Apparel Retail	$—	$34,323,644	$—	$34,323,644
	Apparel, Accessories & Luxury Goods	—	21,806,523	—	21,806,523
	Commodity Chemicals	—	15,333,039	—	15,333,039
	Consumer Finance	—	53,533,195	—	53,533,195
	Diversified Banks	—	49,959,158	—	49,959,158
	Food Retail	—	30,011,819	—	30,011,819
	Health Care Services	—	46,575,759	—	46,575,759
	Industrial Machinery	—	45,744,157	—	45,744,157
	Interactive Media & Services	—	10,684,528	—	10,684,528
	IT Consulting & Other Services	—	76,529,394	—	76,529,394
	Life Sciences Tools & Services	—	21,136,612	—	21,136,612
	Property & Casualty Insurance	—	17,287,154	—	17,287,154
	Regional Banks	—	35,453,482	—	35,453,482
	Research & Consulting Services	—	26,402,267	—	26,402,267
	Specialty Chemicals	—	16,993,551	—	16,993,551
	Systems Software	—	12,373,602	—	12,373,602
	Thrifts & Mortgage Finance	—	23,017,950	—	23,017,950
	Other	—	—	—	—
Short-Term Investments		—	20,897,035	—	20,897,035

		$—	$558,062,869	$—	$558,062,869

SEPTEMBER 30, 2022

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
Emerging Markets Select Fund
Assets
Common Stocks
	Apparel Retail	$—	$11,004,691	$—	$11,004,691
	Apparel, Accessories & Luxury Goods	—	10,011,188	—	10,011,188
	Consumer Finance	—	26,834,234	—	26,834,234
	Diversified Banks	12,807,692	21,242,734	—	34,050,426
	Electrical Components & Equipment	12,525,696	17,317,997	—	29,843,693
	Health Care Services	—	7,588,328	—	7,588,328
	Industrial Machinery	—	8,285,497	—	8,285,497
	Internet & Direct Marketing Retail	20,248,327	11,490,633	—	31,738,960
	IT Consulting & Other Services	19,716,922	9,886,226	—	29,603,148
	Life & Health Insurance	—	7,358,101	—	7,358,101
	Life Sciences Tools & Services	—	15,137,987	—	15,137,987
	Regional Banks	—	11,492,656	—	11,492,656
	Semiconductor Equipment	—	10,178,889	—	10,178,889
	Semiconductors	—	31,144,208	—	31,144,208
	Specialized Finance	—	13,908,375	—	13,908,375
	Specialty Chemicals	—	7,308,244	—	7,308,244
	Systems Software	—	2,575,500	—	2,575,500
	Other	43,864,159	—	—	43,864,159
Short-Term Investments		—	12,309,784	—	12,309,784

		$109,162,796	$235,075,272	$—	$344,238,068

Emerging Markets Small Cap Fund
Assets
Common Stocks
	Apparel Retail	$—	$18,792,241	$—	$18,792,241
	Asset Management & Custody Banks	—	3,394,326	—	3,394,326
	Commodity Chemicals	—	4,283,007	—	4,283,007
	Communications Equipment	—	10,047,743	—	10,047,743
	Consumer Finance	—	5,951,152	—	5,951,152
	Electrical Components & Equipment	—	23,435,603	—	23,435,603
	Electronic Equipment & Instruments	—	12,831,648	—	12,831,648
	Health Care Facilities	—	1,400,010	—	1,400,010
	Health Care Services	—	15,676,290	—	15,676,290
	Home Improvement Retail	—	12,003,275	—	12,003,275
	Hotels, Resorts & Cruise Lines	—	4,751,990	—	4,751,990
	Industrial Machinery	—	11,661,838	—	11,661,838
	Interactive Media & Services	3,400,569	2,720,235	—	6,120,804
	Internet & Direct Marketing Retail	—	7,986,917	—	7,986,917
	IT Consulting & Other Services	17,954,442	32,292,530	—	50,246,972
	Life & Health Insurance	—	7,319,756	—	7,319,756
	Personal Products	—	7,535,984	—	7,535,984
	Pharmaceuticals	—	—	16,583	16,583
	Property & Casualty Insurance	6,700,594	4,013,926	—	10,714,520
	Regional Banks	4,095,198	22,814,998	—	26,910,196
	Research & Consulting Services	—	16,689,412	—	16,689,412
	Semiconductor Equipment	—	6,620,961	—	6,620,961
	Semiconductors	—	49,781,429	—	49,781,429
	Specialized Finance	—	4,312,646	—	4,312,646
	Specialty Chemicals	—	2,399,129	—	2,399,129
	Thrifts & Mortgage Finance	—	17,050,545	—	17,050,545
	Other	45,798,622	—	—	45,798,622

		$77,949,425	$305,767,591	$16,583	$383,733,599

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Asset Management & Custody Banks	$—	$2,918,042	$—	$2,918,042
	Computer & Electronics Retail	—	1,329,214	—	1,329,214
	Consumer Finance	—	5,002,126	—	5,002,126
	Data Processing & Outsourced Services	1,252,151	545,009	—	1,797,160
	Distillers & Vintners		534,127	—	534,127
	Diversified Banks	1,744,921	1,675,267	—	3,420,188
	Food Retail	—	544,654	—	544,654
	Health Care Facilities	—	536,755	—	536,755
	Home Improvement Retail	—	1,757,643	—	1,757,643
	IT Consulting & Other Services	2,024,393	3,569,375	—	5,593,768
	Life & Health Insurance	—	1,350,738	—	1,350,738
	Research & Consulting Services	—	308,431	—	308,431
	Semiconductors	—	1,162,512	—	1,162,512
	Thrifts & Mortgage Finance	—	429,468	—	429,468
	Other	12,546,005	—	—	12,546,005
Short-Term Investments		—	2,086,897	—	2,086,897

		$17,567,470	$23,750,258	$—	$41,317,728

Global Opportunities Fund
Assets
Common Stocks
	Application Software	$6,289,175	$3,880,654	$—	$10,169,829
	Biotechnology	1,240,072	6,042,615	—	7,282,687
	Data Processing & Outsourced Services	1,330,573	685,510	—	2,016,083
	Diversified Real Estate Activities	—	1,479,443	—	1,479,443
	Drug Retail	—	1,645,905	—	1,645,905
	Electrical Components & Equipment	—	4,613,383	—	4,613,383
	Health Care Equipment	—	567,337	—	567,337
	Health Care Services	—	2,653,362	—	2,653,362
	Health Care Technology	—	3,092,625	—	3,092,625
	Human Resource & Employment Services	—	1,717,215	—	1,717,215
	IT Consulting & Other Services	7,028,408	6,909,581	—	13,937,989
	Regional Banks	4,346,616	8,256,253	—	12,602,869
	Research & Consulting Services	—	11,087,291	—	11,087,291
	Restaurants	—	702,089	—	702,089
	Semiconductors	2,407,889	8,766,594	—	11,174,483
	Systems Software	4,391,917	2,452,466	—	6,844,383
	Thrifts & Mortgage Finance	—	3,744,337	—	3,744,337
	Trading Companies & Distributors	—	4,463,637	—	4,463,637
	Other	63,618,383	—	—	63,618,383

		$90,653,033	$72,760,297	$—	$163,413,330

SEPTEMBER 30, 2022

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
Global Select Fund
Assets
Common Stocks
	Application Software	$882,584	$534,307	$—	$1,416,891
	Biotechnology	—	591,535	—	591,535
	Building Products	274,449	445,562	—	720,011
	Consumer Finance	—	667,966	—	667,966
	Data Processing & Outsourced Services	147,923	363,483	—	511,406
	Diversified Banks	—	585,324	—	585,324
	Drug Retail	—	232,916	—	232,916
	Health Care Equipment	—	274,183	—	274,183
	Health Care Supplies	—	428,143	—	428,143
	Health Care Technology	—	271,771	—	271,771
	IT Consulting & Other Services	333,002	288,358	—	621,360
	Research & Consulting Services	—	484,621	—	484,621
	Semiconductors	270,733	201,094	—	471,827
	Specialized Finance	—	251,904	—	251,904
	Other	5,187,007	—	—	5,187,007

		$7,095,698	$5,621,167	$—	$12,716,865

Global Value Fund
Assets
Common Stocks
	Aerospace & Defense	$—	$2,460,198	$—	$2,460,198
	Casinos & Gaming	—	2,971,423	—	2,971,423
	Diversified Banks	9,056,000	3,261,006	—	12,317,006
	Diversified Metals & Mining	—	2,492,143	—	2,492,143
	Electronic Manufacturing Services	—	3,458,286	—	3,458,286
	Food Retail	—	5,271,858	—	5,271,858
	Industrial REITs	—	3,144,119	—	3,144,119
	Integrated Oil & Gas	3,773,555	5,301,344	—	9,074,899
	Multi-Line Insurance		1,964,961	—	1,964,961
	Pharmaceuticals	11,389,700	4,193,031	—	15,582,731
	Reinsurance	—	5,055,133	—	5,055,133
	Technology Hardware, Storage & Peripherals	—	4,039,117	—	4,039,117
	Tobacco	—	4,890,780	—	4,890,780
	Other	43,479,609	—	—	43,479,609
Short-Term Investments		—	3,220,268	—	3,220,268

		$67,698,864	$51,723,667	$—	$119,422,531

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
Greater China Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$40,924	$—	$40,924
	Application Software	—	95,035	—	95,035
	Construction Materials	—	31,545	—	31,545
	Distillers & Vintners	—	317,590	—	317,590
	Diversified Banks	—	80,988	—	80,988
	Drug Retail	—	159,163	—	159,163
	Electrical Components & Equipment	—	157,653	—	157,653
	Electronic Components	—	181,139	—	181,139
	Health Care Equipment	—	235,556	—	235,556
	Hotels, Resorts & Cruise Lines	—	176,167	—	176,167
	Industrial Machinery	—	464,976	—	464,976
	Internet & Direct Marketing Retail	—	123,997	—	123,997
	Life & Health Insurance	—	277,937	—	277,937
	Life Sciences Tools & Services	—	379,815	—	379,815
	Packaged Foods & Meats	—	426,988	—	426,988
	Personal Products	—	449,388	—	449,388
	Regional Banks	—	76,300	—	76,300
	Semiconductors	—	580,785	—	580,785
	Specialized Finance	—	290,975	—	290,975
	Specialty Stores	—	124,335	—	124,335
	Systems Software	—	112,727	—	112,727

		$—	$4,783,983	$—	$4,783,983

SEPTEMBER 30, 2022

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
International Growth Fund
Assets
Common Stocks
	Application Software	$32,456,116	$23,303,863	$—	$55,759,979
	Asset Management & Custody Banks	—	10,572,611	—	10,572,611
	Biotechnology	—	24,386,225	—	24,386,225
	Brewers	—	4,519,904	—	4,519,904
	Commodity Chemicals	—	4,339,405	—	4,339,405
	Construction & Engineering	—	7,578,749	—	7,578,749
	Data Processing & Outsourced Services	—	5,401,823	—	5,401,823
	Diversified Real Estate Activities	—	7,699,546	—	7,699,546
	Drug Retail	9,006,428	24,640,552	—	33,646,980
	Electrical Components & Equipment	—	14,407,365	—	14,407,365
	Electronic Equipment & Instruments	—	12,011,617	—	12,011,617
	General Merchandise Stores	—	2,543,110	—	2,543,110
	Health Care Equipment	—	10,765,335	—	10,765,335
	Health Care Services	—	8,788,147	—	8,788,147
	Health Care Supplies	—	8,569,679	—	8,569,679
	Health Care Technology	—	18,022,694	—	18,022,694
	Human Resource & Employment Services	—	18,548,931	—	18,548,931
	Interactive Media & Services	—	15,823,540	—	15,823,540
	Investment Banking & Brokerage	—	5,309,034	—	5,309,034
	IT Consulting & Other Services	19,579,987	32,274,271	—	51,854,258
	Life Sciences Tools & Services	—	4,269,182	—	4,269,182
	Movies & Entertainment	—	9,978,550	—	9,978,550
	Pharmaceuticals	—	8,048,134	—	8,048,134
	Property & Casualty Insurance	12,744,768	4,787,641	—	17,532,409
	Publishing		7,522,747	—	7,522,747
	Regional Banks	7,388,006	14,972,148	—	22,360,154
	Research & Consulting Services	—	23,259,580	—	23,259,580
	Restaurants	—	4,521,507	—	4,521,507
	Semiconductor Equipment	—	2,230,263	—	2,230,263
	Semiconductors	—	34,593,491	—	34,593,491
	Soft Drinks	—	2,154,830	—	2,154,830
	Specialty Chemicals	—	9,014,622	—	9,014,622
	Thrifts & Mortgage Finance	9,881,414	10,326,176	—	20,207,590
	Trading Companies & Distributors	—	51,481,380	—	51,481,380
	Other	53,809,111	—	—	53,809,111
Short-Term Investments		—	11,611,836	—	11,611,836

		$144,865,830	$458,278,488	$—	$603,144,318

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
International Opportunities Fund
Assets
Common Stocks
	Advertising	$—	$18,109,345	$—	$18,109,345
	Air Freight & Logistics	—	8,658,628	—	8,658,628
	Alternative Carriers	—	6,088,878	—	6,088,878
	Application Software	—	51,321,753	—	51,321,753
	Asset Management & Custody Banks	—	13,813,858	—	13,813,858
	Brewers	—	2,551,016	—	2,551,016
	Commodity Chemicals	—	8,673,634	—	8,673,634
	Construction & Engineering	—	9,984,414	—	9,984,414
	Consumer Finance	—	11,838,228	—	11,838,228
	Diversified Banks	—	6,536,940	—	6,536,940
	Diversified Support Services	—	17,435,734	—	17,435,734
	Electrical Components & Equipment	—	18,640,136	—	18,640,136
	Electronic Components	—	71,525	—	71,525
	Electronic Equipment & Instruments	—	3,842,788	—	3,842,788
	Food Retail	—	9,270,575	—	9,270,575
	Health Care Services	—	14,077,895	—	14,077,895
	Health Care Technology	—	16,835,131	—	16,835,131
	Human Resource & Employment Services	916,480	5,905,939	—	6,822,419
	Industrial Machinery		7,777,078	—	7,777,078
	Interactive Media & Services	4,403,796	5,286,182	—	9,689,978
	Internet & Direct Marketing Retail	—	2,125,320	—	2,125,320
	Investment Banking & Brokerage	—	5,118,818	—	5,118,818
	IT Consulting & Other Services	—	27,252,079	—	27,252,079
	Life Sciences Tools & Services	—	4,885,210	—	4,885,210
	Metal & Glass Containers	—	1,494,882	—	1,494,882
	Movies & Entertainment	—	4,582,792	—	4,582,792
	Personal Products	—	3,404,281	—	3,404,281
	Publishing	—	6,480,405	—	6,480,405
	Research & Consulting Services	—	30,939,496	—	30,939,496
	Restaurants	—	—	7,035	7,035
	Semiconductor Equipment	—	2,189,632	—	2,189,632
	Semiconductors	—	11,891,119	—	11,891,119
	Specialized Finance	—	6,123,954	—	6,123,954
	Specialty Stores	3,455,012	1,848,564	—	5,303,576
	Thrifts & Mortgage Finance	12,706,182	12,032,935	—	24,739,117
	Other	12,478,961	—	—	12,478,961
Short-Term Investments		—	28,357,537	—	28,357,537

		33,960,431	385,446,702	$7,035	$419,414,167

SEPTEMBER 30, 2022

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
International Select Fund
Assets
Common Stocks
	Apparel, Accessories & Luxury Goods	$—	$221,110	$—	$221,110
	Application Software	166,105	388,952	—	555,057
	Asset Management & Custody Banks	—	168,200	—	168,200
	Biotechnology	—	269,786	—	269,786
	Building Products	—	261,480	—	261,480
	Data Processing & Outsourced Services	—	503,887	—	503,887
	Drug Retail	—	220,869	—	220,869
	Electronic Equipment & Instruments	—	204,096	—	204,096
	Health Care Equipment	—	152,324	—	152,324
	Health Care Supplies	—	190,546	—	190,546
	Health Care Technology	—	287,772	—	287,772
	Industrial Machinery	—	160,310	—	160,310
	Interactive Media & Services	—	352,766	—	352,766
	IT Consulting & Other Services	—	187,731	—	187,731
	Life Sciences Tools & Services	273,649	138,338	—	411,987
	Research & Consulting Services	—	389,150	—	389,150
	Other	651,285	—	—	651,285
Short-Term Investments		—	114,171	—	114,171

		$1,091,039	$4,211,488	$—	$5,302,527

Long/Short Alpha Fund
Assets
Common Stocks		$24,898,426	$—	$—	$24,898,426

		$24,898,426	$—	$—	$24,898,426

Liabilities
Securities Sold Short		$(7,331,497)	$—	$—	$(7,331,497)

Micro Cap Fund
Assets
Common Stocks		$621,864,773	$—	$—	$621,864,773
Preferred Stocks		—	—	7,650,264	7,650,264
Warrants		88,480	—	437,502	525,982
Short-Term Investments		—	11,281,552	—	11,281,552

		$621,953,253	$11,281,552	$8,087,766	$641,322,571

Micro Cap Value Fund
Assets
Common Stocks
	Advertising	$—	$1,113,439	$—	$1,113,439
	Asset Management & Custody Banks	—	3,828,972	—	3,828,972
	Diversified Support Services	—	2,425,645	—	2,425,645
	Health Care Technology	—	7,241,017	—	7,241,017
	Industrial Machinery	7,955,388	2,155,057	—	10,110,445
	Life Sciences Tools & Services	6,428,275	1,696,623	—	8,124,898
	Other	240,617,709	—	—	240,617,709
Limited Liability Company Membership Interest		—	—	21,222	21,222
Warrants		—	—	—	—
Short-Term Investments		—	21,740,423	—	21,740,423

		$255,001,372	$40,201,176	$21,222	$295,223,770

Wasatch Funds

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices In Active Markets For Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2022
Small Cap Growth Fund
Assets
Common Stocks		$1,963,422,493	$—	$—	$1,963,422,493
Preferred Stocks		—	—	24,067,171	24,067,171
Warrants		—	—	695,813	695,813
Short-Term Investments		—	165,321	—	165,321

		$1,963,422,493	$165,321	$24,762,984	$1,988,350,798

Small Cap Value Fund
Assets
Common Stocks		$1,223,264,812	$—	$—	$1,223,264,812
Short-Term Investments		—	8,611,926	—	8,611,926

		$1,223,264,812	$8,611,926	$—	$1,231,876,738

Ultra Growth Fund
Assets
Common Stocks		$1,353,097,246	$—	$—	$1,353,097,246
Preferred Stocks		—	—	11,622,503	11,622,503
Warrants		—	—	1,497,779	1,497,779
Short-Term Investments		—	6,762,626	—	6,762,626

		$1,353,097,246	$6,762,626	$13,120,282	$1,372,980,154

U.S. Select Fund
Assets
Common Stocks		$5,324,925	$—	$—	$5,324,925

		$5,324,925	$—	$—	$5,324,925

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$283,453,454	$—	$283,453,454
Short-Term Investments		—	3,807,425	—	3,807,425

		$—	$287,260,879	$—	$287,260,879

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

There was a transfer of $1,740,000, $697,000 and $1,450,000 in the Core Growth Fund, Micro Cap Fund and Ultra Growth Fund, respectively, from Level 3 to Level 1 due to the conversion of an unlisted security into a freely trading common stock. This transfer amount represents the beginning of the period value plus the purchases for the dividends paid in kind over the reporting period for Aldel Financial, Inc. and Roth CH Acquisition III Co., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There was a transfer of $52,800,000 and $43,200,000 in the Small Cap Growth Fund and Ultra Growth Fund, respectively from Level 3 to Level 1 due to the conversion of an unlisted security into a freely trading common stock. This transfer amount represents the beginning of the period value plus the purchases for the dividends paid in kind over the reporting period for Vintage Wine Estates, Inc., PIPE shares which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

SEPTEMBER 30, 2022

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2022:

Fund	Market Value Beginning Balance 9/30/2021	Purchases At Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers In at Market Value	Transfers Out at Market Value	Market Value Ending Balance 9/30/2022	Net Change In Unrealized Appreciation (Depreciation) On Investments Held at 9/30/2022
Core Growth Fund
Warrants	$—	$1,859,173	$—	$—	$—	$(800,773)	$—	$—	$1,058,400	$(800,773)
Unfunded Commitment with a SPAC	$(1,740,000)	$—	$—	$—	$—	$—	$—	$1,740,000	$—	$—

	$(1,740,000)	$1,859,173	$—	$—	$—	$(800,773)	$—	$1,740,000	$1,058,400	$(800,773)

Emerging Markets Small Cap Fund
Common Stocks	$16,722	$—	$—	$—	$—	$(139)	$—	$—	$16,583	$(139)

	$16,722	$—	$—	$—	$—	$(139)	$—	$—	$16,583	$(139)

International Opportunities Fund
Common Stocks	$8,489	$—	$—	$—	$—	$(1,454)	$—	$—	$7,035	$(1,454)

	$8,489	$—	$—	$—	$—	$(1,454)	$—	$—	$7,035	$(1,454)

Micro Cap Fund
Preferred Stocks	$—	$10,000,013	$—	$—	$—	$(2,349,749)	$—	$—	$7,650,264	$(2,349,749)
Warrants	584,040	587,980	(6,400)	—	—	(728,118)	—	—	437,502	(734,518)
Unfunded Commitment with a SPAC	(697,000)	—	—	—	—	—	—	697,000	—	—

	$(112,960)	$10,587,993	$(6,400)	$—	$—	$(3,077,867)	$—	$697,000	$8,087,766	$(3,084,267)

Micro Cap Value Fund
Common Stocks	$17,685	$—	$—	$—	$—	$3,537	$—	$—	$21,222	$3,537
Warrants	56,064	—	—	—	(26,065)	(29,999)	—	—	—	(29,999)

	$73,749	$—	$—	$—	$(26,065)	$(26,462)	$—	$—	$21,222	$(26,462)

Small Cap Growth Fund
Common Stocks	$52,800,000	$—	$—	$—	$—	$—	$—	$(52,800,000)	$—	$—
Preferred Stocks	13,282,849	17,999,987	—	—	—	(7,215,665)	—	—	24,067,171	(7,215,665)
Warrants	—	538,893	—	—	—	156,920	—	—	695,813	156,920

	$66,082,849	$18,538,880	$—	$—	$—	$(7,058,745)	$—	$(52,800,000)	$24,762,984	$(7,058,745)

Ultra Growth Fund
Common Stocks	$43,200,000	$—	$—	$—	$—	$—	$—	$(43,200,000)	$—	$—
Preferred Stocks	300,120	15,000,004	—	—	—	(3,677,621)	—	—	11,622,503	(3,677,621)
Warrants	—	2,026,219	—	—	—	(528,440)	—	—	1,497,779	(528,440)
Unfunded Commitment with a SPAC	(1,450,000)	—	—	—	—	—	—	1,450,000	—	—

	$42,050,120	$17,026,223	$—	$—	$—	$(4,206,061)	$—	$(41,750,000)	$13,120,282	$(4,206,061)

Wasatch Funds

Notes to Financial Statements (continued)

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value At 9/30/22	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Warrant: Insurance Brokers	$1,058,400	Discount for lack of marketability	Discount for lack of marketability	20%
Micro Cap Fund	Direct Venture Capital Investments: Textiles	$7,650,264	Market comparable companies	EV/R* multiple	1.2 - 4.1 (2.8)
				Discount for lack of marketability	46%
Micro Cap Fund	Warrant: Pharmaceuticals	$401,022	Black Scholes	Black Scholes	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Textiles	$13,770,449	Market comparable companies	EV/R* multiple	1.2 - 4.1 (2.8)
				Discount for lack of marketability	46%
Small Cap Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$588,469	Market comparable companies	EV/R* multiple	2.9 - 11.0 (7.9)
				Discount for lack of marketability	21%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$9,708,253	Market comparable companies	EV/R* multiple	2.6 - 25.9 (9.7)
				Discount for lack of marketability	27%
Small Cap Growth Fund	Warrant: Pharmaceuticals	$695,813	Black Scholes	Black Scholes	100%
Ultra Growth Fund	Direct Venture Capital Investments: Semiconductor Equipment	$147,118	Market comparable companies	EV/R* multiple	2.9 - 11.0 (7.9)
				Discount for lack of marketability	21%
Ultra Growth Fund	Direct Venture Capital Investments: Textiles	$11,475,385	Market comparable companies	EV/R* multiple	1.2 - 4.1 (2.8)
				Discount for lack of marketability	46%
Ultra Growth Fund	Warrant: Insurance Brokers	$882,000	Discount for lack of marketability	Discount for lack of marketability	20%
Ultra Growth Fund	Warrant: Pharmaceuticals	$615,779	Black Scholes	Black Scholes	100%

*	Enterprise-Value-To-Revenue (“EV/R”) multiple is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third-party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

Additional information about the Funds’ fair valuation practices is available in the Funds’ most recent Prospectus, Statement of Additional Information (SAI) and Report to Shareholders. This information is available on the Funds’ website at wasatchglobal.com and on the Securities and Exchange Commission’s website at www.sec.gov.

13. OFFSETTING

Each Fund is party to various netting arrangements. The Financial Accounting Standards Board (FASB) requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

Wasatch Funds	SEPTEMBER 30, 2022

Notes to Financial Statements (continued)

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2022:

Repurchase Agreements

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements Of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$10,622,074	$—	$(10,622,074)	$—
Emerging India Fund	Fixed Income Clearing Corp.	20,897,035	—	(20,897,035)	—
Emerging Markets Select Fund	Fixed Income Clearing Corp.	12,309,784	—	(12,309,784)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	2,086,897	—	(2,086,897)	—
Global Value Fund	Fixed Income Clearing Corp.	3,220,268	—	(3,220,268)	—
International Growth Fund	Fixed Income Clearing Corp.	11,611,836	—	(11,611,836)	—
International Opportunities Fund	Fixed Income Clearing Corp.	28,357,537	—	(28,357,537)	—
International Select Fund	Fixed Income Clearing Corp.	114,171	—	(114,171)	—
Micro Cap Fund	Fixed Income Clearing Corp.	11,281,552	—	(11,281,552)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	21,740,423	—	(21,740,423)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	165,321	—	(165,321)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	8,611,926	—	(8,611,926)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	6,762,626	—	(6,762,626)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	3,807,425	—	(3,807,425)	—

[1]

Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table above. For further information, see Note 3-Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

Securities Borrowed For Short Sales

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral pledged[1]	Net Amount (Not Less Than 0)
Long/Short Alpha Fund	Fixed Income Clearing Corp.	$7,331,497	$—	$(7,331,497)	$—

[1]

The market value of the collateral pledged is greater than the amount indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

14. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Wasatch Funds	SEPTEMBER 30, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wasatch Funds Trust and Shareholders of each of the twenty funds listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Wasatch Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations, cash flows for Wasatch Long/Short Alpha Fund, and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations, the cash flows for Wasatch Long/Short Alpha Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Wasatch Core Growth Fund®(1)	Wasatch Emerging India Fund®(1)
Wasatch Emerging Markets Select Fund®(1)	Wasatch Emerging Markets Small Cap Fund®(1)
Wasatch Frontier Emerging Small Countries Fund®(1)	Wasatch Global Opportunities Fund®(1)
Wasatch Global Select Fund®(2)	Wasatch Global Value Fund®(1)
Wasatch Greater China Fund®(3)	Wasatch International Growth Fund®(1)
Wasatch International Opportunities Fund®(1)	Wasatch International Select Fund®(2)
Wasatch Long/Short Alpha Fund®(5)	Wasatch Micro Cap Fund®(4)
Wasatch Micro Cap Value Fund®(4)	Wasatch Small Cap Growth Fund®(1)
Wasatch Small Cap Value Fund®(1)	Wasatch Ultra Growth Fund®(4)
Wasatch U.S. Select Fund®(6)	Wasatch-Hoisington U.S. Treasury Fund®(1)

1.

Statement of operations for the year ended September 30, 2022, statement of changes in net assets for the years ended September 30, 2022 and 2021 and financial highlights for the years ended September 30, 2022, 2021, 2020, 2019 and 2018

2.

Statement of operations for the year ended September 30, 2022, statement of changes in net assets for the years ended September 30, 2022 and 2021 and financial highlights for the years ended September 30, 2022 and 2021 and the period from October 1, 2019 (inception) through September 30, 2020

3.

Statement of operations for the year ended September 30, 2022, statement of changes in net assets for the year ended September 30, 2022 and the period from November 30, 2020 (inception) through September 30, 2021 and financial highlights for the year ended September 30, 2022 and the period from November 30, 2020 (inception) through September 30, 2021

4.

Statement of operations for the year ended September 30, 2022, statement of changes in net assets for the years ended September 30, 2022 and 2021 and financial highlights for each of the periods indicated therein

5.	Statement of operations, statement of cash flows, statement of changes in net assets and financial highlights for the period October 1, 2021 (inception) through September 30, 2022
6.	Statement of operations, statement of changes in net assets and financial highlights for the period June 13, 2022 (inception) through September 30, 2022

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 22, 2022

We have served as the auditor of one or more investment companies in Wasatch Funds Trust since 2002.

Wasatch Funds	SEPTEMBER 30, 2022

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Each of the Independent Trustees will serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Ms. Allison, Mr. Rinne and Ms. Fletcher were elected by shareholders.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, online at wasatchglobal.com or upon request by calling Wasatch Funds at 800.551.1700.

Name, Address And Age	Position(s) Held with Wasatch Funds	Term of Office[1] And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held by Trustees During Past 5 Years[2]
Independent Trustees

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	Trustee and Chair of the Board	Indefinite Served as Trustee since 2010	Rancher since 2004. Chairman of UMB Fund Services, Inc. from 2001 to 2005.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) from 2006 to 2021.

Heikki Rinne 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chair of the Governance and Nominating Committee	Indefinite Served as Trustee since 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016. Director, Halton Foundation since 2010. A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	20	Director, Halton Group Ltd. from 2016 to 2020.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 69	Trustee and Chair of the Audit Committee	Indefinite Served as Trustee since 2014	Director, Utah Museum of Fine Arts since 2021. Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 to 2004.	20	Director, Youth Sports Alliance from 2015 to 2021. Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) from 2009 to 2012. Director Emeritus, Utah Symphony/Utah Opera since September 2017. Director, Utah Symphony/Utah Opera from 2005 to September 2017.

Mark Robinson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 63	Trustee	Indefinite Served as Trustee since 2020	Chief Financial Officer of Truckstop.com LLC from 2016 to 2019. Chief Financial Officer of SABA Software, Inc. from 2013 to 2015.	20	Chairman of Vita Vis Nutrition, Inc. from 2014 to 2016.

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. The Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Wasatch Funds

Supplemental Information (continued)

Name, Address And Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Eric S. Bergeson 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 56	President	Indefinite Served as President since May 2018	President for Wasatch Funds since May 2018. President of the Advisor since January 2017. Vice President of Institutional Sales for the Advisor since June 1998.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 54	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007. Secretary for Wasatch Funds since November 2008. Counsel for the Advisor since October 2006.

Michael K. Yeates 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 40	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for Wasatch Funds since May 2018. Chief Financial Officer of the Advisor since September 2007.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 49	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012. Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 39	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017. Compliance Associate for the Advisor since September 2012.

Kara H. Becker 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 39	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for Wasatch Funds since May 2018. Controller for the Advisor since January 2012.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here may include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$556,536,913
Emerging India Fund	27,428,712
Emerging Markets Select Fund	1,628,008
Emerging Markets Small Cap Fund	38,285,535
Global Opportunities Fund	20,801,935
Global Select Fund	1,627,167
Global Value Fund	938,921
International Growth Fund	115,269,077
International Opportunities Fund	96,496,159
Micro Cap Fund	195,974,009
Micro Cap Value Fund	59,641,150
Small Cap Growth Fund	606,580,925
Small Cap Value Fund	122,762,260
Ultra Growth Fund	209,132,698

For the fiscal year ended September 30, 2022, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2022, complete information will be reported on shareholders’ 2022 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2022 will be at the highest amount permitted by law.

Corporate shareholders should note that for the year ended September 30, 2022, the percentage of the Funds’ investment income (i.e., net investment income plus short term capital gains) that qualified for the corporate dividends received deductions are as follows:

SEPTEMBER 30, 2022

Fund	Dividend Received Deduction
Core Growth Fund	33.60%
Global Opportunities Fund	46.82%
Global Select Fund	7.42%
Global Value Fund	23.25%
Micro Cap Fund	1.47%
Micro Cap Value Fund	3.89%
Small Cap Growth Fund	25.58%
Small Cap Value Fund	100.00%
Ultra Growth Fund	7.03%

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended September 30, 2022, the total amount of foreign taxes paid that was passed through to shareholders for information reporting purposes was as follows:

Fund	Amount
Emerging India Fund	$6,171,400
Emerging Markets Select Fund	2,394,875
Emerging Markets Small Cap Fund	6,102,330
Frontier Emerging Small Countries Fund	126,827
Global Opportunities Fund	1,090,038
Global Select Fund	42,873
Global Value Fund	204,570
Greater China Fund	4,682
International Growth Fund	4,297,113
International Opportunities Fund	670,783

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures the Advisor uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available without charge, upon request or by calling 800.551.1700 or visiting the Funds’ website at wasatchglobal.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at wasatchglobal.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-PORT

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the SEC’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Wasatch Funds have adopted a Liquidity Risk Management Program to govern the approach to managing liquidity risk within the Wasatch Funds (the “Program”). The Board has approved the designation of the Advisor’s Liquidity Risk Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and reclassification of a Fund’s investments into groupings that reflect the Liquidity Risk Committee’s assessment of their relative liquidity under current market conditions.

Each of the Wasatch Funds maintains a high level of liquidity and is deemed to be a Fund that primarily holds assets that are defined as highly liquid investments. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. A Fund that is deemed to primarily hold assets that are Highly Liquid Investments will have at least 55% of its net assets in Highly Liquid Investments. As a result, each Fund has not adopted a Highly Liquid Investment minimum.

There have been no liquidity events that have materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Liquidity Risk Committee has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Further information on liquidity risks applicable to the Funds can be found within the Prospectus.

BOARD CONSIDERATIONS FOR THE APPROVAL OF THE ADVISORY AGREEMENT FOR THE WASATCH U.S. SELECT FUND

At a special meeting held on February 8, 2022 (the “Meeting”), the Board of the Trust (the “Board”) unanimously approved the Advisory and Service Contract (the “New Fund Advisory Agreement”) between Wasatch Advisors, Inc., doing business as Wasatch Global Investors, Inc. (the “Advisor”) and the Trust on behalf of the Wasatch U.S. Select Fund, a new series of the Trust (the “New Fund”). As the Board is comprised of all disinterested Trustees (the “Independent Trustees”), the references to Board and/or Independent Trustees shall mean all the Independent Trustees.

Wasatch Funds

Supplemental Information (continued)

In connection with the evaluation of the New Fund Advisory Agreement, the Independent Trustees through independent counsel requested and received materials and other information in adequate time for a careful review in advance of the Meeting or at prior meetings. The materials covered, among other things:

•	The terms and conditions of the New Fund Advisory Agreement, including the nature, extent and quality of services to be provided to the New Fund by the Advisor;
•	The organization of the Advisor, including the experience of persons who will manage the New Fund;
•	Certain performance-related information (as described below);
•	The proposed management fee of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by Broadridge Solutions, Inc. (“Broadridge”), an independent third party provider of investment company data;
•	The projected expenses of the New Fund, including comparisons of the New Fund’s expected expense ratios with the expense ratios of comparable, unaffiliated funds compiled by Broadridge;
•	Certain profitability data of the Advisor for advisory services as described below; and
•	The soft dollar practices of the Advisor.

At the Meeting, the Advisor made presentations to and responded to questions from the Board. On the day preceding the Meeting and during the Meeting, the Independent Trustees and their legal counsel met privately in executive sessions to, among other things, evaluate the New Fund. The Independent Trustees considered, among other things, the services to be provided by the Advisor including the portfolio management team, fees and expense caps, the market for this product, the risks of the New Fund and the risks incurred by the Advisor in managing this New Fund, certain performance data and the comparative fee report.

The Independent Trustees were advised by independent legal counsel throughout the review and received a memorandum outlining their fiduciary duties and legal standards in reviewing advisory agreements. As outlined in more detail below, the Independent Trustees considered all factors they believed relevant with respect to the New Fund. Each Trustee may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the New Fund Advisory Agreement. The Trustees also drew on information they had received in their capacity as trustees of other existing Wasatch funds.

A. Nature, Extent and Quality of Services

The Independent Trustees considered the nature, extent and quality of services to be provided by the Advisor,

including portfolio management services and administrative services, to the New Fund. Given that the Advisor already serves as adviser to other Wasatch funds overseen by the Independent Trustees, the Board is familiar with and has a good understanding of the organization, operation, personnel and services of the Advisor. As the Independent Trustees meet regularly throughout the year to oversee the Wasatch funds, the Independent Trustees have also relied upon their knowledge from their meetings and any other interactions throughout the years with the Advisor in evaluating the proposed New Fund Advisory Agreement.

At the Meeting and/or at prior meetings, the Independent Trustees reviewed materials outlining, among other things, the Advisor’s organization and business; the types of services that the Advisor provides to the Wasatch funds and are expected to provide to the New Fund; the experience and tenure of the portfolio managers for the New Fund; and the Advisor’s investment philosophy and process for the New Fund.

In addition to portfolio management services, the Independent Trustees recognized that the New Fund, as a registered investment company, will operate in a highly regulated industry and as such, the Advisor shall provide a comprehensive set of administrative and non-advisory services to manage and operate the New Fund (in addition to those provided by third parties). The Independent Trustees have further recognized that the scope and complexity of the services required to manage a registered fund, such as the New Fund, have expanded over time as a result of, among other things, regulatory and other developments. In this regard, the services the Advisor will provide shall include, but not be limited to, service provider oversight, Board support and administration, shareholder communications, fund regulatory and compliance, risk identification and management, tax administration, and other administration services. In addition to the services to be provided by the Advisor, the Independent Trustees considered the various costs and entrepreneurial, reputational and regulatory risks the Advisor incurs in launching and managing the New Fund in a highly regulated industry.

Based on their review, the Independent Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the New Fund Advisory Agreement were satisfactory.

B. Investment Performance

The New Fund has not commenced operations and, therefore, does not have its own performance history. However, the Independent Trustees reviewed certain historical performance information of a proprietary seed account managed in a similar style as that proposed for the New Fund. In addition, the Independent Trustees are familiar with the performance records of other Wasatch funds advised by the Advisor.

SEPTEMBER 30, 2022

C. Fees and Expenses

In evaluating the proposed management fees and expenses that each class of the New Fund was expected to bear, the Independent Trustees considered, among other things, the New Fund’s proposed management fee and expected expense ratio for each class in absolute terms and in relation to the fees and expenses of a peer universe of comparable unaffiliated funds as the New Fund and to a more focused subset thereof (the “Peer Group”) provided by Broadridge, an independent third party. The Independent Trustees reviewed, among other things, the contractual management fee rate, the estimated expense ratios of each class of the New Fund, and the expense limitation expected to be provided by the Advisor on behalf of each class of the New Fund. The Board observed that with respect to each class of the New Fund, the proposed contractual management fee rate and the estimated net total expense ratio were below the median for its Peer Group.

In addition to the foregoing fee and expense data, at the Meeting and/or prior meetings, the Board has recognized the Advisor’s approach in proposing a management fee level for a respective fund, including, among other things, the potential value of the service (such as the experience of the management team and the fund’s potential to deliver alpha), the competitive marketplace (such as the uniqueness of the fund and the fees of competitor funds) and the economics to the Advisor (such as, the costs to provide advisory services to the particular fund and the existence of any capacity constraints of the fund which may reduce the potential for revenues to the Advisor). In this regard, the Board is aware of the research-intensive approach followed by the Advisor and the related costs incurred of such approach. The Board further considered the Advisor’s contractual commitment to limit certain operating expenses of each of the classes of the New Fund to the benefit of shareholders and the rationale for the level of the expense cap. In addition, the Board noted that the Advisor does not currently manage other funds or separately managed accounts in the same style as the New Fund. However, at the Meeting and/or prior meetings, the Board has reviewed information regarding the fee rates that the Advisor assesses for certain other types of clients and the types of services provided to these other clients, including separately managed accounts, model accounts, collective investment trusts and certain domestic and foreign funds outside the Wasatch family of funds. The Independent Trustees have recognized that the variation in fee rates between funds and other types of clients are generally due to, among other things, the extensive regulatory requirements associated with operating registered investment companies and the differences in investment parameters and strategies between the investment companies and the clients.

Based on their review, the Independent Board Members determined that the New Fund’s management fees to the Advisor were reasonable in light of the nature, extent and quality of services to be provided to the New Fund.

D. Profitability

In conjunction with its review of fees, at the Meeting and/or at prior meetings, the Independent Trustees have considered the profitability of the Advisor for its advisory activities to the Wasatch funds. The Independent Trustees had previously reviewed the consolidated financial statements of WA Holdings, Inc. (the parent of the Advisor) and its subsidiary (the Advisor) for the years ended December 31, 2020 and December 31, 2019 and certain profitability information for the Advisor from its relationship with the Wasatch funds for the calendar year ended December 31, 2020. In considering profitability, the Independent Trustees have recognized the difficulty and subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. In addition to considering the Advisor’s profitability, the Trustees have also reviewed at the Meeting or prior meetings the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. With respect to the New Fund, however, the Independent Trustees considered the cost of launching the New Fund and as a result of its small asset base in early years, the Advisor anticipated reimbursing the New Fund for costs incurred in excess of the proposed expense cap. Based on their review, the Trustees were satisfied that the Advisor’s level of profitability was not unreasonable in light of the services to be provided.

E. Economies of Scale

The Independent Trustees considered whether the New Fund could be expected to benefit from any economies of scale. In their review, the Independent Trustees recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis. The Independent Trustees observed that economies of scale generally occur as assets grow. In their review, the Independent Trustees

Wasatch Funds	SEPTEMBER 30, 2022

Supplemental Information (continued)

noted that, similar to other Wasatch funds, the proposed advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels which is one method for sharing economies of scale. However, the Trustees considered that the New Fund has not commenced operations and will have a small asset base in the beginning and as a result, the Advisor anticipates reimbursing the New Fund in excess of its expense limits until the New Fund has gained sufficient assets to be self-sustaining. Further, the Trustees considered the Advisor’s representation that it believed the proposed advisory fee had taken into consideration potential economies of scale. Considering the above, among other things, the Independent Trustees concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable and that the economies that may exist as assets under management increase are adequately reflected in the Advisor’s fee structure.

F. Indirect Benefits

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the New Fund. In this regard, the Independent Trustees recognized that the Advisor may receive benefits from soft dollar arrangements whereby the Advisor may use a portion of the brokerage commissions paid by the New Fund to acquire research that may be useful to the Advisor in managing the New Fund and other clients. The Independent Trustees have reviewed at the Meeting and/or prior meetings information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage in exchange for brokerage and research services. In light of their experience, the Independent Trustees are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

G. Conclusion

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Independent Trustees concluded that the terms of the New Fund Advisory Agreement were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the New Fund Advisory Agreement should be approved.

Wasatch Funds	SEPTEMBER 30, 2022

Service Providers

Investment Advisor

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

Sub-Advisor for the Wasatch-Hoisington U.S. Treasury Fund

Hoisington Investment Management Co. (HIMCo)

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Trustees

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Contact Wasatch

ONLINE

wasatchglobal.com

or via email

shareholderservice@wasatchfunds.com

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

MAIL

Regular Mail Delivery

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

Overnight Delivery

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

Wasatch Funds

Wasatch Funds

Wasatch Funds

WASATCHGLOBAL.COM ACTIVE MANAGEMENT FOR INEFFICIENT MARKETS SMALL CAP MICRO CAP INTERNATIONAL EMERGING MARKETS FRONTIER MARKETS GLOBAL

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)	The name of the audit committee financial experts are Miriam M. Allison and Kristen Fletcher. Each is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2022 and 2021 were $620,000 and $555,048, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2022 and 2021, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2022 and 2021, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2022 and 2021 were $135,460 and $133,824, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns.

During the fiscal years ended September 30, 2022 and 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, for the fiscal years ended September 30, 2022 and 2021 were $0 and $0, respectively.

During the fiscal years ended September 30, 2022 and 2021, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)      Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)      There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2022 and 2021, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Eric S. Bergeson
Eric S. Bergeson
President (principal executive officer) of Wasatch Funds Trust

Date:	December 1, 2022

By:	/s/ Michael K. Yeates
Michael K. Yeates
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 1, 2022